UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-05202

BNY Mellon Investment Funds IV, Inc.
(Exact name of Registrant as specified in charter)

c/o BNY Mellon Investment Adviser, Inc. 240 Greenwich Street New York, New York 10286
(Address of principal executive offices) (Zip code)

Deirdre Cunnane, Esq. 240 Greenwich Street New York, New York 10286
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6400

Date of fiscal year end:	10/31
Date of reporting period:	04/30/23

The following N-CSR relates only to the Registrant's series listed below and does not relate to any series of the Registrant with a different fiscal year end and, therefore, different N-CSR reporting requirements. A separate N-CSR will be filed for any series with a different fiscal year end, as appropriate.

BNY Mellon Bond Market Index Fund

BNY Mellon Institutional S&P 500 Stock Index Fund

BNY Mellon Tax Managed Growth Fund

FORM N-CSR

Item 1.	Reports to Stockholders.

BNY Mellon Bond Market Index Fund

SEMI-ANNUAL REPORT April 30, 2023

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The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of BNY Mellon Investment Adviser, Inc. or any other person in the BNY Mellon Investment Adviser, Inc. organization. Any such views are subject to change at any time based upon market or other conditions and BNY Mellon Investment Adviser, Inc. disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund in the BNY Mellon Family of Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund in the BNY Mellon Family of Funds.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from November 1, 2022, through April 30, 2023, as provided by Nancy G. Rogers, CFA and Gregg Lee, CFA, Portfolio Managers

Market and Fund Performance Overview

For the six-month period ended April 30, 2023, the BNY Mellon Bond Market Index Fund (the “fund”) produced a total return of 6.78% for Class I shares and 6.65% for Investor shares.1 In comparison, the Bloomberg U.S. Aggregate Bond Index (the “Index”) achieved a total return of 6.91% for the same period.2

Returns were positive in the fixed-income market, with all sectors posting gains. The difference in returns between the fund and the Index was primarily the result of operating expenses that are not reflected in the Index’s results.

The Fund’s Investment Approach

The fund seeks to match the total return of the Index. To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in bonds that are included in the Index (or other instruments with similar economic characteristics). To maintain liquidity, the fund may invest up to 20% of its assets in various short-term, fixed-income securities and money market instruments.

The fund’s investments are selected by a “sampling” process, which is a statistical process used to select bonds so that the fund has investment characteristics that closely approximate those of the Index. By using this sampling process, the fund typically will not invest in all of the securities in the Index.

Rate Hikes Continue, Inflation Eases

Fixed-income markets posted a positive performance during the reporting period as the yield curve continued to invert, driven in part by continued rate hikes by the Federal Reserve (the “Fed”), which caused the short end of the curve to rise. The Fed raised the federal funds rate four times during the reporting period, bringing the target rate to 4.75-5.00%.

Easing inflation and rising short-term rates contributed to the continued inversion of the yield curve. Yields declined in the two- to 30-year part of the curve, while shorter rates rose along with the federal funds rate hikes. While the yield on the two-month bill rose 105 basis points (bps) during the period, yields on the two-year, 10-year and 30-year maturities fell by 48 bps, 63 bps and 49 bps, respectively. The yield on the 10-year Treasury hit a high of 4.22% and a low of 3.31%.

The dominant theme during the reporting period was the Fed’s continued efforts to fight inflation while also hoping to avoid causing a recession. Inflation continued to respond to the Fed’s policy, though it remains well above the 2% target rate. Easing pricing pressures allowed the Fed to slow the size of its rate increases, with the final two hikes amounting to just 25 bps each during the reporting period. Gross domestic product grew by 2.6% in the fourth quarter of 2022, resulting in two consecutive quarters of growth at the end of 2022. In the first quarter of 2023, GDP rose by 1.1%.

Broad-based gains in the bond market came despite a banking crisis that involved two bank failures, Silicon Valley Bank and Signature Bank. In addition, First Republic Bank was acquired by J.P. Morgan, and Credit Suisse was acquired by UBS.

Market Posts Broad-based Gains

The Index gained 6.91%, rebounding from its weakest performance in decades, with gains occurring across the board. All spread sectors posted not only absolute gains but also excess returns in relation to Treasuries. Corporates gained 9.21%, led by the utilities sector. Despite concerns about the banking industry, the financial sector gained 7.72%.

On the other hand, Treasuries posted a strong gain of 5.78%, which lagged the Index. Other positive but lagging sectors included government agencies, asset-backed securities and commercial mortgage-backed securities.

Replicating the Composition of the Index

As an index fund, we attempt to match closely the returns of the Index by approximating its composition and credit quality. Although we do not actively manage the fund’s investments in response to the macroeconomic environment, we continue to monitor factors which affect the fund’s investments.

May 15, 2023

¹ Total return includes reinvestment of dividends and any capital gains paid. The fund’s return reflects the absorption of certain fund expenses by BNY Mellon Investment Adviser, Inc. pursuant to an agreement. Had these expenses not been absorbed, returns would have been lower. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.

² Source: Lipper Inc. — The Bloomberg U.S. Aggregate Bond Index is a broad-based, flagship benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market. The Index includes Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS and CMBS (agency and nonagency). Investors cannot invest directly in any index.

Bonds are subject generally to interest-rate, credit, liquidity and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines.

Indexing does not attempt to manage market volatility, use defensive strategies, or reduce the effects of any long-term periods of poor index performance. The correlation between fund and index performance may be affected by the fund’s expenses and use of sampling techniques, changes in securities markets, changes in the composition of the index, and the timing of purchases and redemptions of fund shares.

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in BNY Mellon Bond Market Index Fund from November 1, 2022 to April 30, 2023. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
Assume actual returns for the six months ended April 30, 2023

	Class I	Investor Shares
Expenses paid per $1,000†	$.77	$2.05
Ending value (after expenses)	$1,067.80	$1,066.50

COMPARING YOUR FUND’S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
Assuming a hypothetical 5% annualized return for the six months ended April 30, 2023

	Class I	Investor Shares
Expenses paid per $1,000†	$.75	$2.01
Ending value (after expenses)	$1,024.05	$1,022.81
†

Expenses are equal to the fund’s annualized expense ratio of .15% for Class I and .40% for Investor Shares, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS
April 30, 2023 (Unaudited)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 99.4%
Aerospace & Defense - .4%
General Dynamics Corp., Gtd. Notes	3.50	5/15/2025	150,000		147,250
General Dynamics Corp., Gtd. Notes	4.25	4/1/2050	150,000		139,792
L3Harris Technologies, Inc., Sr. Unscd. Notes	5.05	4/27/2045	200,000		190,300
Lockheed Martin Corp., Sr. Unscd. Notes	3.55	1/15/2026	117,000		115,409
Lockheed Martin Corp., Sr. Unscd. Notes	4.07	12/15/2042	250,000		230,022
Northrop Grumman Corp., Sr. Unscd. Notes	4.03	10/15/2047	160,000		138,164
Northrop Grumman Corp., Sr. Unscd. Notes	4.70	3/15/2033	100,000	[a]	100,682
Raytheon Technologies Corp., Sr. Unscd. Notes	3.13	5/4/2027	110,000		105,081
Raytheon Technologies Corp., Sr. Unscd. Notes	4.13	11/16/2028	210,000		207,268
Raytheon Technologies Corp., Sr. Unscd. Notes	4.63	11/16/2048	105,000		100,018
Raytheon Technologies Corp., Sr. Unscd. Notes	7.20	8/15/2027	150,000		167,024
The Boeing Company, Sr. Unscd. Notes	2.95	2/1/2030	125,000		111,044
The Boeing Company, Sr. Unscd. Notes	3.50	3/1/2039	200,000		156,102
The Boeing Company, Sr. Unscd. Notes	3.75	2/1/2050	125,000		94,037
The Boeing Company, Sr. Unscd. Notes	3.83	3/1/2059	100,000		70,289
The Boeing Company, Sr. Unscd. Notes	5.15	5/1/2030	250,000		252,038
The Boeing Company, Sr. Unscd. Notes	5.93	5/1/2060	200,000		197,907
				2,522,427
Agriculture - .4%
Altria Group, Inc., Gtd. Notes	2.35	5/6/2025	500,000		476,812
Altria Group, Inc., Gtd. Notes	3.40	2/4/2041	80,000		56,661
Altria Group, Inc., Gtd. Notes	3.70	2/4/2051	200,000		134,222
Altria Group, Inc., Gtd. Notes	4.80	2/14/2029	300,000		298,072
Archer-Daniels-Midland Co., Sr. Unscd. Notes	2.50	8/11/2026	350,000		332,513
BAT Capital Corp., Gtd. Notes	3.56	8/15/2027	310,000		290,352
BAT Capital Corp., Gtd. Notes	4.39	8/15/2037	180,000		147,023
BAT Capital Corp., Gtd. Notes	5.65	3/16/2052	200,000		176,070

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Bonds and Notes - 99.4% (continued)
Agriculture - .4% (continued)
BAT International Finance PLC, Gtd. Notes	1.67	3/25/2026	200,000	182,197
Philip Morris International, Inc., Sr. Unscd. Notes	4.50	3/20/2042	300,000	262,922
Reynolds American, Inc., Gtd. Notes	5.70	8/15/2035	240,000	230,203
				2,587,047
Airlines - .2%
American Airlines Pass Through Trust, Ser. 2016-1, Cl. AA	3.58	1/15/2028	376,396	347,791
JetBlue Pass Through Trust, Ser. 2019-1, Cl. AA	2.75	5/15/2032	259,764	221,764
Southwest Airlines Co., Sr. Unscd. Notes	5.13	6/15/2027	125,000	126,104
Southwest Airlines Co., Sr. Unscd. Notes	5.25	5/4/2025	200,000	200,587
United Airlines Pass Through Trust, Ser. 2013-1, Cl. A	4.30	8/15/2025	578,180	555,192
				1,451,438
Asset-Backed Certificates - .0%
Verizon Master Trust, Ser. 2021-2, CI. A	0.99	4/20/2028	200,000	188,688
Asset-Backed Certificates/Auto Receivables - .2%
GM Financial Automobile Leasing Trust, Ser. 2022-2, CI. A3	3.42	6/20/2025	100,000	98,210
Honda Auto Receivables Owner Trust, Ser. 2021-1, CI. A4	0.42	1/21/2028	400,000	378,829
Santander Drive Auto Receivables Trust, Ser. 2021-1, Cl. D	1.13	11/16/2026	300,000	286,216
Toyota Auto Receivables Owner Trust, Ser. 2021-A, Cl. A4	0.39	6/15/2026	300,000	280,635
Toyota Auto Receivables Owner Trust, Ser. 2022-C, CI. A3	3.76	4/15/2027	250,000	245,930
World Omni Auto Receivables Trust, Ser. 2022-A, Cl. A3	1.66	5/17/2027	200,000	191,038
World Omni Automobile Lease Securitization Trust, Ser. 2022-A, CI. A3	3.21	2/18/2025	100,000	98,064
				1,578,922
Asset-Backed Certificates/Credit Cards - .1%
BA Credit Card Trust, Ser. 2022-A1, Cl. A1	3.53	11/15/2027	200,000	196,164
Barclays Dryrock Issuance Trust, Ser. 2022-1, CI. A	3.07	2/15/2028	200,000	194,079
Capital One Multi-Asset Execution Trust, Ser. 2021-A2, CI. A2	1.39	7/15/2030	300,000	260,355

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 99.4% (continued)
Asset-Backed Certificates/Credit Cards - .1% (continued)
Synchrony Card Funding LLC, Ser. 2022-A1, Cl. A	3.37	4/15/2028	250,000		243,869
				894,467
Automobiles & Components - .5%
American Honda Finance Corp., Sr. Unscd. Notes	1.00	9/10/2025	200,000		184,296
American Honda Finance Corp., Sr. Unscd. Notes	4.60	4/17/2030	100,000		100,430
BorgWarner, Inc., Sr. Unscd. Notes	3.38	3/15/2025	250,000	[a]	243,518
Cummins, Inc., Sr. Unscd. Notes	1.50	9/1/2030	100,000		82,859
Cummins, Inc., Sr. Unscd. Notes	2.60	9/1/2050	100,000		66,342
General Motors Co., Sr. Unscd. Notes	4.20	10/1/2027	180,000	[a]	172,863
General Motors Co., Sr. Unscd. Notes	5.20	4/1/2045	340,000		288,115
General Motors Financial Co., Inc., Sr. Unscd. Notes	1.25	1/8/2026	200,000		180,187
General Motors Financial Co., Inc., Sr. Unscd. Notes	2.35	1/8/2031	200,000		158,031
General Motors Financial Co., Inc., Sr. Unscd. Notes	2.40	4/10/2028	300,000		262,249
General Motors Financial Co., Inc., Sr. Unscd. Notes	2.70	6/10/2031	30,000		24,088
General Motors Financial Co., Inc., Sr. Unscd. Notes	2.75	6/20/2025	200,000		189,784
General Motors Financial Co., Inc., Sr. Unscd. Notes	5.85	4/6/2030	100,000		100,019
Magna International, Inc., Sr. Unscd. Notes	2.45	6/15/2030	200,000		172,613
Mercedes-Benz Finance North America LLC, Gtd. Notes	8.50	1/18/2031	200,000		254,905
Toyota Motor Corp., Sr. Unscd. Bonds	3.67	7/20/2028	200,000	[a]	196,887
Toyota Motor Credit Corp., Sr. Unscd. Notes	1.65	1/10/2031	300,000		247,140
Toyota Motor Credit Corp., Sr. Unscd. Notes	4.63	1/12/2028	200,000		203,600
				3,127,926
Banks - 5.6%
Banco Bilbao Vizcaya Argentaria SA, Sr. Unscd. Bonds	5.86	9/14/2026	200,000		199,535
Banco Bilbao Vizcaya Argentaria SA, Sr. Unscd. Notes	6.14	9/14/2028	200,000	[a]	204,529
Banco Santander SA, Sr. Unscd. Notes	3.80	2/23/2028	400,000		373,433
Bank of America Corp., Sr. Unscd. Notes	1.20	10/24/2026	250,000		226,284

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Bonds and Notes - 99.4% (continued)
Banks - 5.6% (continued)
Bank of America Corp., Sr. Unscd. Notes	1.90	7/23/2031	200,000	160,727
Bank of America Corp., Sr. Unscd. Notes	1.92	10/24/2031	250,000	199,515
Bank of America Corp., Sr. Unscd. Notes	2.30	7/21/2032	260,000	209,924
Bank of America Corp., Sr. Unscd. Notes	2.46	10/22/2025	200,000	191,202
Bank of America Corp., Sr. Unscd. Notes	2.50	2/13/2031	470,000	397,089
Bank of America Corp., Sr. Unscd. Notes	2.57	10/20/2032	125,000	102,715
Bank of America Corp., Sr. Unscd. Notes	2.59	4/29/2031	250,000	211,904
Bank of America Corp., Sr. Unscd. Notes	2.68	6/19/2041	145,000	103,036
Bank of America Corp., Sr. Unscd. Notes	2.83	10/24/2051	250,000	165,220
Bank of America Corp., Sr. Unscd. Notes	2.97	7/21/2052	85,000	58,122
Bank of America Corp., Sr. Unscd. Notes	2.97	2/4/2033	120,000	101,381
Bank of America Corp., Sr. Unscd. Notes	3.19	7/23/2030	130,000	115,960
Bank of America Corp., Sr. Unscd. Notes	3.97	3/5/2029	150,000	142,402
Bank of America Corp., Sr. Unscd. Notes	4.27	7/23/2029	180,000	172,642
Bank of America Corp., Sr. Unscd. Notes	5.00	1/21/2044	500,000	484,614
Bank of America Corp., Sr. Unscd. Notes	5.08	1/20/2027	200,000	199,755
Bank of America Corp., Sr. Unscd. Notes	6.20	11/10/2028	300,000	313,040
Bank of America Corp., Sr. Unscd. Notes, Ser. N	3.48	3/13/2052	50,000	37,643
Bank of America Corp., Sub. Notes	3.85	3/8/2037	200,000	173,210
Bank of America Corp., Sub. Notes	4.00	1/22/2025	250,000	245,426
Bank of America Corp., Sub. Notes, Ser. L	4.18	11/25/2027	250,000	241,355
Bank of Montreal, Sr. Unscd. Notes	0.95	1/22/2027	600,000	538,881
BankUnited, Inc., Sub. Notes	5.13	6/11/2030	200,000	170,712
Barclays PLC, Sr. Unscd. Notes	4.34	1/10/2028	200,000	193,061
Barclays PLC, Sr. Unscd. Notes	4.38	1/12/2026	200,000	195,014
Barclays PLC, Sr. Unscd. Notes	5.25	8/17/2045	300,000	282,019
Barclays PLC, Sr. Unscd. Notes	5.30	8/9/2026	200,000	198,377

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Bonds and Notes - 99.4% (continued)
Banks - 5.6% (continued)
Citigroup, Inc., Sr. Unscd. Notes	3.06	1/25/2033	95,000	81,063
Citigroup, Inc., Sr. Unscd. Notes	3.11	4/8/2026	450,000	433,150
Citigroup, Inc., Sr. Unscd. Notes	3.67	7/24/2028	500,000	473,635
Citigroup, Inc., Sr. Unscd. Notes	3.79	3/17/2033	200,000	180,003
Citigroup, Inc., Sr. Unscd. Notes	3.88	1/24/2039	60,000	51,578
Citigroup, Inc., Sr. Unscd. Notes	4.08	4/23/2029	100,000	95,529
Citigroup, Inc., Sr. Unscd. Notes	4.28	4/24/2048	200,000	174,094
Citigroup, Inc., Sr. Unscd. Notes	4.65	7/23/2048	150,000	138,619
Citigroup, Inc., Sr. Unscd. Notes	4.91	5/24/2033	70,000	68,439
Citigroup, Inc., Sr. Unscd. Notes	6.27	11/17/2033	300,000	324,596
Citigroup, Inc., Sr. Unscd. Notes	6.63	1/15/2028	100,000	107,997
Citigroup, Inc., Sub. Notes	5.50	9/13/2025	500,000	501,897
Citigroup, Inc., Sub. Notes	6.68	9/13/2043	250,000	279,932
Comerica Bank, Sub. Notes	5.33	8/25/2033	200,000	168,487
Credit Suisse Group AG, Sr. Unscd. Notes	3.75	3/26/2025	500,000	467,445
Deutsche Bank AG, Sr. Unscd. Notes	2.13	11/24/2026	200,000	178,063
Deutsche Bank AG, Sr. Unscd. Notes	3.96	11/26/2025	400,000	382,498
Deutsche Bank AG, Sr. Unscd. Notes	6.12	7/14/2026	150,000	148,181
Deutsche Bank AG, Sub. Notes	7.08	2/10/2034	200,000	187,288
Discover Bank, Sr. Unscd. Notes	4.25	3/13/2026	400,000	384,669
Fifth Third Bancorp, Sr. Unscd. Notes	2.55	5/5/2027	200,000	178,028
HSBC Holdings PLC, Sr. Unscd. Notes	1.59	5/24/2027	200,000	178,324
HSBC Holdings PLC, Sr. Unscd. Notes	2.63	11/7/2025	400,000	381,460
HSBC Holdings PLC, Sr. Unscd. Notes	3.90	5/25/2026	295,000	285,320
HSBC Holdings PLC, Sr. Unscd. Notes	3.97	5/22/2030	300,000	276,275
HSBC Holdings PLC, Sr. Unscd. Notes	4.95	3/31/2030	400,000	394,957
HSBC Holdings PLC, Sr. Unscd. Notes	5.40	8/11/2033	300,000	297,607
JPMorgan Chase & Co., Sr. Unscd. Notes	1.05	11/19/2026	150,000	135,229
JPMorgan Chase & Co., Sr. Unscd. Notes	1.56	12/10/2025	300,000	281,789
JPMorgan Chase & Co., Sr. Unscd. Notes	1.58	4/22/2027	300,000	271,983
JPMorgan Chase & Co., Sr. Unscd. Notes	1.76	11/19/2031	75,000	60,000
JPMorgan Chase & Co., Sr. Unscd. Notes	2.08	4/22/2026	250,000	235,669
JPMorgan Chase & Co., Sr. Unscd. Notes	2.30	10/15/2025	230,000	219,775
JPMorgan Chase & Co., Sr. Unscd. Notes	2.52	4/22/2031	390,000	333,829

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 99.4% (continued)
Banks - 5.6% (continued)
JPMorgan Chase & Co., Sr. Unscd. Notes	2.53	11/19/2041	80,000		56,192
JPMorgan Chase & Co., Sr. Unscd. Notes	2.58	4/22/2032	300,000		252,169
JPMorgan Chase & Co., Sr. Unscd. Notes	2.74	10/15/2030	220,000		193,109
JPMorgan Chase & Co., Sr. Unscd. Notes	2.96	1/25/2033	110,000		94,128
JPMorgan Chase & Co., Sr. Unscd. Notes	3.30	4/1/2026	500,000		484,553
JPMorgan Chase & Co., Sr. Unscd. Notes	3.51	1/23/2029	135,000		127,085
JPMorgan Chase & Co., Sr. Unscd. Notes	3.90	1/23/2049	105,000		85,831
JPMorgan Chase & Co., Sr. Unscd. Notes	4.01	4/23/2029	200,000		191,575
JPMorgan Chase & Co., Sr. Unscd. Notes	4.20	7/23/2029	150,000		144,585
JPMorgan Chase & Co., Sr. Unscd. Notes	4.26	2/22/2048	400,000		351,568
JPMorgan Chase & Co., Sr. Unscd. Notes	4.49	3/24/2031	300,000		292,530
JPMorgan Chase & Co., Sr. Unscd. Notes	4.85	7/25/2028	200,000		200,676
KeyBank NA, Sub. Notes	6.95	2/1/2028	100,000		101,965
KfW, Govt. Gtd. Bonds	0.38	7/18/2025	245,000		226,499
KfW, Govt. Gtd. Bonds	3.63	4/1/2026	100,000		99,465
KfW, Govt. Gtd. Bonds	3.75	2/15/2028	105,000		105,643
KfW, Govt. Gtd. Notes	0.63	1/22/2026	250,000		229,417
KfW, Govt. Gtd. Notes	2.00	5/2/2025	700,000	[a]	671,143
Landwirtschaftliche Rentenbank, Govt. Gtd. Notes	2.38	6/10/2025	250,000		240,901
Lloyds Banking Group PLC, Sr. Unscd. Notes	4.55	8/16/2028	300,000		289,676
Lloyds Banking Group PLC, Sr. Unscd. Notes	4.98	8/11/2033	300,000		291,268
Lloyds Banking Group PLC, Sub. Notes	4.58	12/10/2025	220,000		210,744
M&T Bank Corp., Sr. Unscd. Notes	4.55	8/16/2028	200,000		189,720
Mitsubishi UFJ Financial Group, Inc., Sr. Unscd. Notes	1.41	7/17/2025	200,000		184,027
Mitsubishi UFJ Financial Group, Inc., Sr. Unscd. Notes	2.05	7/17/2030	200,000		164,531
Mitsubishi UFJ Financial Group, Inc., Sr. Unscd. Notes	2.80	7/18/2024	400,000		387,399

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Bonds and Notes - 99.4% (continued)
Banks - 5.6% (continued)
Mitsubishi UFJ Financial Group, Inc., Sr. Unscd. Notes	4.29	7/26/2038	200,000	184,540
Mitsubishi UFJ Financial Group, Inc., Sr. Unscd. Notes	5.24	4/19/2029	200,000	201,575
Mitsubishi UFJ Financial Group, Inc., Sr. Unscd. Notes	5.35	9/13/2028	300,000	303,530
Mizuho Financial Group, Inc., Sr. Unscd. Notes	2.20	7/10/2031	200,000	163,244
Mizuho Financial Group, Inc., Sr. Unscd. Notes	5.67	5/27/2029	300,000	305,958
Morgan Stanley, Sr. Unscd. Notes	1.51	7/20/2027	140,000	124,476
Morgan Stanley, Sr. Unscd. Notes	1.59	5/4/2027	300,000	269,996
Morgan Stanley, Sr. Unscd. Notes	1.79	2/13/2032	375,000	296,256
Morgan Stanley, Sr. Unscd. Notes	2.24	7/21/2032	155,000	125,200
Morgan Stanley, Sr. Unscd. Notes	2.51	10/20/2032	95,000	78,256
Morgan Stanley, Sr. Unscd. Notes	2.70	1/22/2031	175,000	151,132
Morgan Stanley, Sr. Unscd. Notes	2.94	1/21/2033	85,000	72,160
Morgan Stanley, Sr. Unscd. Notes	3.22	4/22/2042	300,000	232,698
Morgan Stanley, Sr. Unscd. Notes	3.77	1/24/2029	180,000	170,706
Morgan Stanley, Sr. Unscd. Notes	4.00	7/23/2025	200,000	197,225
Morgan Stanley, Sr. Unscd. Notes	4.38	1/22/2047	250,000	224,751
Morgan Stanley, Sr. Unscd. Notes	5.12	2/1/2029	200,000	201,126
Morgan Stanley, Sr. Unscd. Notes	6.34	10/18/2033	100,000	108,802
Morgan Stanley, Sr. Unscd. Notes	7.25	4/1/2032	300,000	354,110
Morgan Stanley, Sub. Notes	3.95	4/23/2027	250,000	240,469
National Australia Bank Ltd., Sr. Unscd. Notes	2.50	7/12/2026	250,000	235,831
NatWest Group PLC, Sr. Unscd. Notes	4.80	4/5/2026	500,000	498,251
NatWest Group PLC, Sr. Unscd. Notes	7.47	11/10/2026	300,000	314,060
Northern Trust Corp., Sub. Notes	3.95	10/30/2025	346,000	337,630
Royal Bank of Canada, Sr. Unscd. Notes	1.15	6/10/2025	200,000	185,632
Royal Bank of Canada, Sr. Unscd. Notes	4.88	1/12/2026	250,000	251,457
State Street Corp., Sr. Unscd. Notes	3.15	3/30/2031	300,000	269,684
State Street Corp., Sub. Notes	3.03	11/1/2034	225,000	197,018
Sumitomo Mitsui Financial Group, Inc., Sr. Unscd. Notes	0.95	1/12/2026	300,000	269,300
Sumitomo Mitsui Financial Group, Inc., Sr. Unscd. Notes	3.45	1/11/2027	160,000	152,138
Sumitomo Mitsui Financial Group, Inc., Sr. Unscd. Notes	3.78	3/9/2026	500,000	487,128

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Bonds and Notes - 99.4% (continued)
Banks - 5.6% (continued)
Sumitomo Mitsui Financial Group, Inc., Sr. Unscd. Notes	5.52	1/13/2028	200,000	204,695
Sumitomo Mitsui Financial Group, Inc., Sr. Unscd. Notes	5.71	1/13/2030	300,000	310,801
Synovus Bank/Columbus GA, Sr. Unscd. Notes	5.63	2/15/2028	250,000	235,313
The Bank of Nova Scotia, Sr. Unscd. Notes	1.30	9/15/2026	300,000	266,593
The Bank of Nova Scotia, Sr. Unscd. Notes	1.30	6/11/2025	200,000	184,762
The Bank of Nova Scotia, Sub. Notes	4.50	12/16/2025	250,000	246,530
The Goldman Sachs Group, Inc., Sr. Unscd. Bonds	4.22	5/1/2029	200,000	192,274
The Goldman Sachs Group, Inc., Sr. Unscd. Notes	1.43	3/9/2027	150,000	134,744
The Goldman Sachs Group, Inc., Sr. Unscd. Notes	1.54	9/10/2027	140,000	124,139
The Goldman Sachs Group, Inc., Sr. Unscd. Notes	1.95	10/21/2027	130,000	116,501
The Goldman Sachs Group, Inc., Sr. Unscd. Notes	2.38	7/21/2032	170,000	138,966
The Goldman Sachs Group, Inc., Sr. Unscd. Notes	2.62	4/22/2032	300,000	250,535
The Goldman Sachs Group, Inc., Sr. Unscd. Notes	2.64	2/24/2028	100,000	91,603
The Goldman Sachs Group, Inc., Sr. Unscd. Notes	2.65	10/21/2032	120,000	99,911
The Goldman Sachs Group, Inc., Sr. Unscd. Notes	2.91	7/21/2042	65,000	46,766
The Goldman Sachs Group, Inc., Sr. Unscd. Notes	3.10	2/24/2033	130,000	111,949
The Goldman Sachs Group, Inc., Sr. Unscd. Notes	3.21	4/22/2042	300,000	225,838
The Goldman Sachs Group, Inc., Sr. Unscd. Notes	3.44	2/24/2043	65,000	50,261
The Goldman Sachs Group, Inc., Sr. Unscd. Notes	3.81	4/23/2029	150,000	141,345
The Goldman Sachs Group, Inc., Sr. Unscd. Notes	3.85	1/26/2027	730,000	707,140
The Goldman Sachs Group, Inc., Sub. Notes	4.25	10/21/2025	130,000	127,850
The Goldman Sachs Group, Inc., Sub. Notes	6.75	10/1/2037	250,000	273,961
The Korea Development Bank, Sr. Unscd. Notes	4.38	2/15/2028	200,000	201,269
The PNC Financial Services Group, Inc., Sr. Unscd. Notes	2.20	11/1/2024	250,000	238,721

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Bonds and Notes - 99.4% (continued)
Banks - 5.6% (continued)
The PNC Financial Services Group, Inc., Sr. Unscd. Notes	3.45	4/23/2029	200,000	185,077
The Toronto-Dominion Bank, Sr. Unscd. Notes	0.75	1/6/2026	300,000	269,663
The Toronto-Dominion Bank, Sr. Unscd. Notes	1.15	6/12/2025	200,000	184,862
Truist Financial Corp., Sr. Unscd. Notes	1.20	8/5/2025	200,000	181,686
Truist Financial Corp., Sr. Unscd. Notes	1.95	6/5/2030	200,000	161,164
U.S. Bancorp, Sr. Unscd. Notes	1.38	7/22/2030	200,000	156,519
U.S. Bancorp, Sr. Unscd. Notes	4.84	2/1/2034	200,000	191,733
Wells Fargo & Co., Sr. Unscd. Notes	2.16	2/11/2026	145,000	136,944
Wells Fargo & Co., Sr. Unscd. Notes	2.19	4/30/2026	400,000	376,976
Wells Fargo & Co., Sr. Unscd. Notes	2.57	2/11/2031	545,000	465,793
Wells Fargo & Co., Sr. Unscd. Notes	3.55	9/29/2025	200,000	194,605
Wells Fargo & Co., Sr. Unscd. Notes	4.15	1/24/2029	135,000	130,036
Wells Fargo & Co., Sr. Unscd. Notes	4.54	8/15/2026	150,000	147,845
Wells Fargo & Co., Sub. Notes	4.10	6/3/2026	500,000	487,640
Wells Fargo & Co., Sub. Notes	4.30	7/22/2027	500,000	489,695
Wells Fargo & Co., Sub. Notes	4.65	11/4/2044	500,000	439,533
Westpac Banking Corp., Sr. Unscd. Notes	2.85	5/13/2026	200,000	190,321
Westpac Banking Corp., Sr. Unscd. Notes	5.46	11/18/2027	200,000	207,794
Westpac Banking Corp., Sub. Notes	2.67	11/15/2035	200,000	157,112
Westpac Banking Corp., Sub. Notes	2.96	11/16/2040	200,000	137,601
Westpac Banking Corp., Sub. Notes	5.41	8/10/2033	200,000	193,376
				37,845,315
Beverage Products - .4%
Anheuser-Busch Cos., LLC/Anheuser-Busch InBev Worldwide, Inc., Gtd. Notes	3.65	2/1/2026	315,000	309,788
Anheuser-Busch Cos., LLC/Anheuser-Busch InBev Worldwide, Inc., Gtd. Notes	4.70	2/1/2036	290,000	291,995
Anheuser-Busch InBev Worldwide, Inc., Gtd. Notes	3.50	6/1/2030	100,000	95,293
Anheuser-Busch InBev Worldwide, Inc., Gtd. Notes	4.60	4/15/2048	250,000	239,934
Anheuser-Busch InBev Worldwide, Inc., Gtd. Notes	5.45	1/23/2039	120,000	127,629
Anheuser-Busch InBev Worldwide, Inc., Gtd. Notes	5.80	1/23/2059	300,000	336,476

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Bonds and Notes - 99.4% (continued)
Beverage Products - .4% (continued)
Constellation Brands, Inc., Sr. Unscd. Notes	2.88	5/1/2030	200,000	177,339
Keurig Dr Pepper, Inc., Gtd. Notes	4.50	4/15/2052	100,000	89,375
Molson Coors Beverage Co., Gtd. Notes	4.20	7/15/2046	150,000	126,472
PepsiCo, Inc., Sr. Unscd. Notes	2.63	7/29/2029	200,000	183,909
PepsiCo, Inc., Sr. Unscd. Notes	2.75	10/21/2051	40,000	29,459
PepsiCo, Inc., Sr. Unscd. Notes	2.88	10/15/2049	150,000	115,196
PepsiCo, Inc., Sr. Unscd. Notes	3.50	7/17/2025	250,000	246,238
The Coca-Cola Company, Sr. Unscd. Notes	2.88	5/5/2041	150,000	121,029
The Coca-Cola Company, Sr. Unscd. Notes	3.00	3/5/2051	200,000	157,301
				2,647,433
Building Materials - ..1%
Carrier Global Corp., Sr. Unscd. Notes	2.49	2/15/2027	34,000	31,506
Carrier Global Corp., Sr. Unscd. Notes	3.58	4/5/2050	245,000	183,226
Johnson Controls International PLC, Sr. Unscd. Notes	5.13	9/14/2045	10,000	9,747
Johnson Controls International PLC/Tyco Fire & Security Finance SCA, Sr. Unscd. Notes	4.90	12/1/2032	200,000	204,304
Owens Corning, Sr. Unscd. Notes	7.00	12/1/2036	69,000	77,856
				506,639
Chemicals - .4%
Celanese US Holdings LLC, Gtd. Notes	6.17	7/15/2027	200,000	202,596
DuPont de Nemours, Inc., Sr. Unscd. Notes	4.49	11/15/2025	100,000	99,761
DuPont de Nemours, Inc., Sr. Unscd. Notes	4.73	11/15/2028	100,000	101,102
DuPont de Nemours, Inc., Sr. Unscd. Notes	5.42	11/15/2048	125,000	125,802
Ecolab, Inc., Sr. Unscd. Notes	1.30	1/30/2031	300,000	240,563
Ecolab, Inc., Sr. Unscd. Notes	2.13	8/15/2050	175,000	106,503
Ecolab, Inc., Sr. Unscd. Notes	2.75	8/18/2055	50,000	32,416
NewMarket Corp., Sr. Unscd. Notes	2.70	3/18/2031	200,000	168,494
Nutrien Ltd., Sr. Unscd. Notes	5.25	1/15/2045	191,000	183,670
The Dow Chemical Company, Sr. Unscd. Notes	3.60	11/15/2050	200,000	152,823
The Dow Chemical Company, Sr. Unscd. Notes	6.30	3/15/2033	200,000	[a] 220,087

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 99.4% (continued)
Chemicals - .4% (continued)
The Sherwin-Williams Company, Sr. Unscd. Notes	4.05	8/8/2024	300,000		296,265
The Sherwin-Williams Company, Sr. Unscd. Notes	4.25	8/8/2025	300,000		297,537
The Sherwin-Williams Company, Sr. Unscd. Notes	4.50	6/1/2047	100,000		88,722
Westlake Corp., Sr. Unscd. Notes	3.38	8/15/2061	200,000		125,198
				2,441,539
Commercial & Professional Services - .3%
Duke University, Unscd. Bonds, Ser. 2020	2.76	10/1/2050	100,000		72,755
Equifax, Inc., Sr. Unscd. Notes	5.10	12/15/2027	200,000		202,722
Global Payments, Inc., Sr. Unscd. Notes	4.80	4/1/2026	500,000		494,771
Moody's Corp., Sr. Unscd. Notes	2.00	8/19/2031	200,000	[a]	164,115
PayPal Holdings, Inc., Sr. Unscd. Notes	1.65	6/1/2025	400,000		377,039
PayPal Holdings, Inc., Sr. Unscd. Notes	2.85	10/1/2029	95,000		86,324
President & Fellows of Harvard College, Unscd. Bonds	3.15	7/15/2046	250,000		201,686
The Georgetown University, Sr. Unscd. Bonds	5.12	4/1/2053	100,000		100,350
The Leland Stanford Junior University, Unscd. Bonds	3.65	5/1/2048	105,000		92,362
The Washington University, Sr. Unscd. Bonds, Ser. 2022	3.52	4/15/2054	100,000	[a]	83,346
University of Southern California, Sr. Unscd. Notes	5.25	10/1/2111	40,000		42,501
William Marsh Rice University, Unscd. Bonds	3.57	5/15/2045	250,000		215,614
				2,133,585
Commercial Mortgage Pass-Through Certificates - 1.0%
Bank, Ser. 2019-BN21, Cl. A5	2.85	10/17/2052	400,000		351,789
BBCMS Mortgage Trust, Ser. 2020-C7, Cl. AS	2.44	4/15/2053	200,000		165,026
BBCMS Mortgage Trust, Ser. 2022-C15, CI. A5	3.66	4/15/2055	300,000		273,808
Benchmark Mortgage Trust, Ser. 2019-B10, Cl. A4	3.72	3/15/2062	300,000		279,543
Benchmark Mortgage Trust, Ser. 2020-IG1, Cl. A3	2.69	9/15/2043	400,000		341,430
Benchmark Mortgage Trust, Ser. 2020-IG1, Cl. AS	2.91	9/15/2043	500,000		407,049
Benchmark Mortgage Trust, Ser. 2022-B35, CI. A5	4.59	5/15/2055	150,000		142,874

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 99.4% (continued)
Commercial Mortgage Pass-Through Certificates - 1.0% (continued)
CFCRE Commercial Mortgage Trust, Ser. 2017-C8, Cl. A4	3.57	6/15/2050	250,000		234,962
Commercial Mortgage Trust, Ser. 2014-CR16, Cl. A4	4.05	4/10/2047	200,000		196,098
Commercial Mortgage Trust, Ser. 2016-CR28, Cl. A4	3.76	2/10/2049	535,000		513,139
GS Mortgage Securities Trust, Ser. 2019-GC42, Cl. A4	3.00	9/10/2052	250,000		222,061
GS Mortgage Securities Trust, Ser. 2020-GC45, Cl. AS	3.17	2/13/2053	200,000		172,340
JPMBB Commercial Mortgage Securities Trust, Ser. 2014-C24, Cl. A5	3.64	11/15/2047	225,000		216,492
JPMBB Commercial Mortgage Securities Trust, Ser. 2015-C33, Cl. A4	3.77	12/15/2048	300,000		288,337
Morgan Stanley Bank of America Merrill Lynch Trust, Ser. 2015-C20, Cl. A4	3.25	2/15/2048	725,000		696,636
SG Commercial Mortgage Securities Trust, Ser. 2016-C5, Cl. A4	3.06	10/10/2048	600,000		554,165
UBS Commercial Mortgage Trust, Ser. 2018-C12, Cl. A5	4.30	8/15/2051	500,000		483,068
Wells Fargo Commercial Mortgage Trust, Ser. 2018-C44, Cl. A5	4.21	5/15/2051	900,000		864,564
Wells Fargo Commercial Mortgage Trust, Ser. 2019-C50, Cl. ASB	3.64	5/15/2052	200,000		190,520
				6,593,901
Consumer Discretionary - .1%
Marriott International, Inc., Sr. Unscd. Notes	5.00	10/15/2027	200,000		202,169
Warnermedia Holdings, Inc., Gtd. Notes	5.14	3/15/2052	200,000	[b]	159,993
WarnerMedia Holdings, Inc., Gtd. Notes	4.28	3/15/2032	100,000	[a,b]	88,887
WarnerMedia Holdings, Inc., Gtd. Notes	5.39	3/15/2062	200,000	[b]	160,772
				611,821
Consumer Durables & Apparel - .1%
NIKE, Inc., Sr. Unscd. Notes	3.38	3/27/2050	300,000	[a]	247,653
Ralph Lauren Corp., Sr. Unscd. Notes	2.95	6/15/2030	200,000		180,576
				428,229
Consumer Staples - .3%
Church & Dwight Co., Inc., Sr. Unscd. Notes	3.95	8/1/2047	150,000		126,152

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 99.4% (continued)
Consumer Staples - .3% (continued)
Colgate-Palmolive Co., Sr. Unscd. Notes	3.70	8/1/2047	400,000		361,881
Haleon US Capital LLC, Gtd. Notes	3.63	3/24/2032	250,000		229,665
Kenvue, Inc., Gtd. Notes	5.20	3/22/2063	100,000	[b]	104,140
Kimberly-Clark Corp., Sr. Unscd. Notes	3.10	3/26/2030	300,000		280,109
The Estee Lauder Companies, Inc., Sr. Unscd. Notes	2.60	4/15/2030	300,000		269,828
The Procter & Gamble Company, Sr. Unscd. Notes	1.00	4/23/2026	100,000		91,914
The Procter & Gamble Company, Sr. Unscd. Notes	1.95	4/23/2031	200,000	[a]	173,903
Unilever Capital Corp., Gtd. Notes	1.38	9/14/2030	300,000		246,096
				1,883,688
Diversified Financials - .9%
Aercap Ireland Capital DAC/AerCap Global Aviation Trust, Gtd. Notes	1.65	10/29/2024	300,000		280,623
Aercap Ireland Capital DAC/AerCap Global Aviation Trust, Gtd. Notes	3.30	1/30/2032	299,000		245,093
Affiliated Managers Group, Inc., Sr. Unscd. Notes	3.50	8/1/2025	250,000		240,450
Air Lease Corp., Sr. Unscd. Notes	3.38	7/1/2025	300,000		287,654
Ally Financial, Inc., Sr. Unscd. Notes	3.88	5/21/2024	200,000		194,799
Ally Financial, Inc., Sr. Unscd. Notes	5.80	5/1/2025	250,000		247,997
American Express Co., Sr. Unscd. Notes	3.30	5/3/2027	300,000		285,972
American Express Co., Sub. Notes	3.63	12/5/2024	250,000		244,613
Blackstone Secured Lending Fund, Sr. Unscd. Notes	3.63	1/15/2026	300,000		275,994
Capital One Financial Corp., Sr. Unscd. Notes	3.27	3/1/2030	200,000		173,603
Capital One Financial Corp., Sub. Notes	3.75	7/28/2026	450,000		422,120
CI Financial Corp., Sr. Unscd. Notes	4.10	6/15/2051	300,000		175,090
CME Group, Inc., Sr. Unscd. Notes	3.00	3/15/2025	250,000		241,757
FS KKR Capital Corp., Sr. Unscd. Notes	3.40	1/15/2026	200,000		182,569
Intercontinental Exchange, Inc., Sr. Unscd. Notes	2.10	6/15/2030	200,000		169,949
Intercontinental Exchange, Inc., Sr. Unscd. Notes	2.65	9/15/2040	75,000		54,847
Intercontinental Exchange, Inc., Sr. Unscd. Notes	3.00	6/15/2050	200,000		143,165
Intercontinental Exchange, Inc., Sr. Unscd. Notes	4.60	3/15/2033	50,000		49,873

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Bonds and Notes - 99.4% (continued)
Diversified Financials - .9% (continued)
Intercontinental Exchange, Inc., Sr. Unscd. Notes	5.20	6/15/2062	65,000	66,710
Jefferies Financial Group, Inc., Sr. Unscd. Debs.	6.45	6/8/2027	35,000	36,401
Legg Mason, Inc., Gtd. Notes	5.63	1/15/2044	100,000	101,703
Mastercard, Inc., Sr. Unscd. Notes	3.85	3/26/2050	250,000	221,995
Nomura Holdings, Inc., Sr. Unscd. Notes	2.17	7/14/2028	300,000	252,861
Owl Rock Capital Corp., Sr. Unscd. Notes	3.40	7/15/2026	200,000	179,340
Prospect Capital Corp., Sr. Unscd. Notes	3.36	11/15/2026	300,000	252,686
Synchrony Financial, Sr. Unscd. Notes	4.25	8/15/2024	250,000	238,692
The Charles Schwab Corp., Sr. Unscd. Notes	2.90	3/3/2032	200,000	169,274
Visa, Inc., Sr. Unscd. Notes	1.10	2/15/2031	300,000	241,011
Visa, Inc., Sr. Unscd. Notes	2.00	8/15/2050	140,000	88,846
Visa, Inc., Sr. Unscd. Notes	3.65	9/15/2047	55,000	48,329
				5,814,016
Educational Services - .0%
California Institute of Technology, Unscd. Bonds	4.32	8/1/2045	110,000	103,833
Electronic Components - .1%
Honeywell International, Inc., Sr. Unscd. Notes	1.10	3/1/2027	200,000	180,283
Jabil, Inc, Sr. Unscd. Notes	5.45	2/1/2029	100,000	100,694
Jabil, Inc., Sr. Unscd. Notes	3.00	1/15/2031	200,000	170,685
				451,662
Energy - 1.6%
Baker Hughes Holdings LLC/Baker Hughes Co-Obligor, Inc., Sr. Unscd. Notes	4.49	5/1/2030	200,000	197,008
BP Capital Markets America, Inc., Gtd. Notes	3.63	4/6/2030	300,000	287,573
BP Capital Markets America, Inc., Gtd. Notes	3.80	9/21/2025	300,000	296,439
BP Capital Markets America, Inc., Gtd. Notes	3.94	9/21/2028	300,000	296,767
BP Capital Markets America, Inc., Gtd. Notes	4.23	11/6/2028	100,000	100,355
BP Capital Markets America, Inc., Gtd. Notes	4.81	2/13/2033	100,000	101,781
Canadian Natural Resources Ltd., Sr. Unscd. Notes	6.25	3/15/2038	200,000	213,519

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Bonds and Notes - 99.4% (continued)
Energy - 1.6% (continued)
Cenovus Energy, Inc., Sr. Unscd. Notes	6.75	11/15/2039	115,000	125,045
Chevron Corp., Sr. Unscd. Notes	3.08	5/11/2050	300,000	232,087
ConocoPhillips Co., Gtd. Notes	3.76	3/15/2042	200,000	171,715
ConocoPhillips Co., Gtd. Notes	5.95	3/15/2046	100,000	112,437
ConocoPhillips Co., Sr. Unscd. Notes	6.95	4/15/2029	125,000	141,250
Devon Energy Corp., Sr. Unscd. Notes	5.85	12/15/2025	71,000	72,305
Enbridge, Inc., Gtd. Notes	4.25	12/1/2026	250,000	246,299
Energy Transfer LP, Gtd. Notes	5.00	5/15/2044	250,000	216,705
Energy Transfer LP, Sr. Unscd. Notes	2.90	5/15/2025	300,000	286,485
Energy Transfer LP, Sr. Unscd. Notes	3.75	5/15/2030	200,000	183,977
Energy Transfer LP, Sr. Unscd. Notes	4.95	1/15/2043	200,000	169,887
Energy Transfer LP, Sr. Unscd. Notes	6.25	4/15/2049	95,000	94,387
Enterprise Products Operating LLC, Gtd. Notes	3.13	7/31/2029	300,000	276,360
Enterprise Products Operating LLC, Gtd. Notes	3.70	2/15/2026	200,000	196,381
Enterprise Products Operating LLC, Gtd. Notes	3.95	1/31/2060	95,000	74,246
Enterprise Products Operating LLC, Gtd. Notes	4.25	2/15/2048	75,000	63,998
Enterprise Products Operating LLC, Gtd. Notes	4.90	5/15/2046	200,000	186,355
Enterprise Products Operating LLC, Gtd. Notes	5.35	1/31/2033	200,000	208,356
EOG Resources, Inc., Sr. Unscd. Notes	3.90	4/1/2035	200,000	185,515
Equinor ASA, Gtd. Notes	3.63	4/6/2040	200,000	173,717
Exxon Mobil Corp., Sr. Unscd. Notes	2.99	3/19/2025	300,000	292,306
Exxon Mobil Corp., Sr. Unscd. Notes	3.10	8/16/2049	230,000	173,765
Exxon Mobil Corp., Sr. Unscd. Notes	4.11	3/1/2046	250,000	225,330
Halliburton Co., Sr. Unscd. Bonds	7.45	9/15/2039	300,000	354,067
Halliburton Co., Sr. Unscd. Notes	3.80	11/15/2025	167,000	164,013
Hess Corp., Sr. Unscd. Notes	5.60	2/15/2041	250,000	243,388
Kinder Morgan, Inc., Gtd. Notes	3.60	2/15/2051	200,000	140,812
Marathon Oil Corp., Sr. Unscd. Notes	6.60	10/1/2037	150,000	154,638
Marathon Petroleum Corp., Sr. Unscd. Notes	4.75	9/15/2044	150,000	130,327
MPLX LP, Sr. Unscd. Notes	4.90	4/15/2058	115,000	95,315
MPLX LP, Sr. Unscd. Notes	5.00	3/1/2033	100,000	98,301
MPLX LP, Sr. Unscd. Notes	5.50	2/15/2049	150,000	139,038
ONEOK Partners LP, Gtd. Notes	6.85	10/15/2037	60,000	64,531
Phillips 66, Gtd. Notes	1.30	2/15/2026	200,000	182,741

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Bonds and Notes - 99.4% (continued)
Energy - 1.6% (continued)
Plains All American Pipeline LP/PAA Finance Corp., Sr. Unscd. Notes	4.90	2/15/2045	250,000	203,333
Sabine Pass Liquefaction LLC, Sr. Scd. Notes	5.00	3/15/2027	300,000	300,194
Shell International Finance BV, Gtd. Notes	2.38	11/7/2029	200,000	178,994
Shell International Finance BV, Gtd. Notes	2.75	4/6/2030	250,000	228,744
Shell International Finance BV, Gtd. Notes	3.25	4/6/2050	250,000	[a] 191,885
Shell International Finance BV, Gtd. Notes	4.13	5/11/2035	260,000	250,174
Spectra Energy Partners LP, Gtd. Notes	5.95	9/25/2043	200,000	203,061
Suncor Energy, Inc., Sr. Unscd. Notes	4.00	11/15/2047	50,000	40,287
Suncor Energy, Inc., Sr. Unscd. Notes	6.50	6/15/2038	300,000	323,556
Tennessee Gas Pipeline Co., LLC, Gtd. Debs.	7.63	4/1/2037	70,000	80,425
The Williams Companies, Inc., Sr. Unscd. Notes	4.00	9/15/2025	100,000	97,980
The Williams Companies, Inc., Sr. Unscd. Notes	6.30	4/15/2040	200,000	211,311
TotalEnergies Capital International SA, Gtd. Notes	2.83	1/10/2030	170,000	155,582
TotalEnergies Capital International SA, Gtd. Notes	3.46	7/12/2049	50,000	40,090
Transcanada Pipelines Ltd., Sr. Unscd. Notes	4.88	5/15/2048	60,000	54,897
Transcanada Pipelines Ltd., Sr. Unscd. Notes	6.20	10/15/2037	75,000	79,566
Transcanada Pipelines Ltd., Sr. Unscd. Notes	7.63	1/15/2039	300,000	357,801
Valero Energy Corp., Sr. Unscd. Notes	6.63	6/15/2037	165,000	181,176
Valero Energy Corp., Sr. Unscd. Notes	7.50	4/15/2032	170,000	195,897
Western Midstream Operating LP, Sr. Unscd. Notes	5.45	4/1/2044	100,000	87,085
				10,831,559
Environmental Control - .1%
Waste Management, Inc., Gtd. Notes	4.15	7/15/2049	250,000	227,542
Waste Management, Inc., Gtd. Notes	4.63	2/15/2033	100,000	101,295
Waste Management, Inc., Gtd. Notes	4.63	2/15/2030	100,000	101,314
				430,151
Financials - .0%
Brookfield Corp., Sr. Unscd. Notes	4.00	1/15/2025	250,000	244,651

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 99.4% (continued)
Food Products - .4%
Campbell Soup Co., Sr. Unscd. Notes	3.30	3/19/2025	200,000		194,560
Campbell Soup Co., Sr. Unscd. Notes	4.15	3/15/2028	80,000		78,826
Conagra Brands, Inc., Sr. Unscd. Notes	4.85	11/1/2028	100,000		99,971
Conagra Brands, Inc., Sr. Unscd. Notes	5.40	11/1/2048	60,000		58,475
General Mills, Inc., Sr. Unscd. Notes	2.88	4/15/2030	150,000		136,502
General Mills, Inc., Sr. Unscd. Notes	3.00	2/1/2051	150,000		108,959
Hormel Foods Corp., Sr. Unscd. Notes	1.80	6/11/2030	200,000		168,916
Kraft Heinz Foods Co., Gtd. Notes	4.38	6/1/2046	200,000		175,200
Kraft Heinz Foods Co., Gtd. Notes	6.50	2/9/2040	200,000		220,266
McCormick & Co., Inc., Sr. Unscd. Notes	0.90	2/15/2026	200,000		180,398
McCormick & Co., Inc., Sr. Unscd. Notes	2.50	4/15/2030	300,000		259,849
Mondelez International, Inc., Sr. Unscd. Notes	2.75	4/13/2030	138,000		122,649
Pilgrim's Pride Corp., Gtd. Notes	6.25	7/1/2033	100,000		99,046
Sysco Corp., Gtd. Notes	5.38	9/21/2035	200,000		207,845
The Kroger Company, Sr. Unscd. Notes	3.70	8/1/2027	300,000		291,889
The Kroger Company, Sr. Unscd. Notes	7.50	4/1/2031	200,000		233,297
Tyson Foods, Inc., Sr. Unscd. Bonds	5.15	8/15/2044	250,000		240,297
				2,876,945
Foreign Governmental - 1.3%
Canada, Sr. Unscd. Bonds	1.63	1/22/2025	200,000		191,416
Chile, Sr. Unscd. Notes	3.13	3/27/2025	500,000		490,340
Export Development Canada, Govt. Gtd. Notes	3.88	2/14/2028	100,000		100,989
Export-Import Bank of Korea, Sr. Unscd. Notes	5.00	1/11/2028	300,000		309,127
Finland, Sr. Unscd. Bonds	6.95	2/15/2026	25,000		26,665
Hungary, Sr. Unscd. Notes	7.63	3/29/2041	300,000		342,208
Indonesia, Sr. Unscd. Notes	3.50	1/11/2028	300,000		290,141
Indonesia, Sr. Unscd. Notes	3.85	10/15/2030	300,000		289,419
Indonesia, Sr. Unscd. Notes	4.35	1/11/2048	300,000	[a]	270,433
Israel, Sr. Unscd. Bonds	3.88	7/3/2050	250,000		209,578
Israel, Sr. Unscd. Notes	3.38	1/15/2050	300,000		230,517
Mexico, Sr. Unscd. Notes	2.66	5/24/2031	300,000		254,000
Mexico, Sr. Unscd. Notes	4.28	8/14/2041	300,000		251,243
Mexico, Sr. Unscd. Notes	5.00	4/27/2051	250,000		220,108
Mexico, Sr. Unscd. Notes	5.55	1/21/2045	350,000		338,260

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 99.4% (continued)
Foreign Governmental - 1.3% (continued)
Panama, Sr. Unscd. Bonds	3.88	3/17/2028	250,000		241,600
Panama, Sr. Unscd. Bonds	4.50	4/16/2050	200,000		156,849
Panama, Sr. Unscd. Bonds	6.70	1/26/2036	200,000		215,581
Panama, Sr. Unscd. Notes	6.40	2/14/2035	300,000		318,245
Peru, Sr. Unscd. Bonds	6.55	3/14/2037	370,000		413,304
Peru, Sr. Unscd. Bonds	7.35	7/21/2025	300,000		316,783
Philippines, Sr. Unscd. Bonds	3.70	2/2/2042	400,000		335,323
Philippines, Sr. Unscd. Bonds	10.63	3/16/2025	400,000		445,838
Philippines, Sr. Unscd. Notes	5.17	10/13/2027	200,000		206,925
Philippines, Sr. Unscd. Notes	5.61	4/13/2033	200,000	[a]	216,726
Poland, Sr. Unscd. Notes	5.50	11/16/2027	300,000		314,858
Province of Alberta Canada, Sr. Unscd. Notes	3.30	3/15/2028	80,000		78,086
Province of British Columbia Canada, Sr. Unscd. Bonds, Ser. USD2	6.50	1/15/2026	525,000		552,700
Province of Quebec Canada, Sr. Unscd. Debs., Ser. PD	7.50	9/15/2029	300,000		358,225
Province of Quebec Canada, Sr. Unscd. Notes	3.63	4/13/2028	100,000		99,170
Uruguay, Sr. Unscd. Bonds	4.98	4/20/2055	105,000		105,754
Uruguay, Sr. Unscd. Bonds	7.63	3/21/2036	300,000		381,629
				8,572,040
Health Care - 2.7%
Abbott Laboratories, Sr. Unscd. Notes	1.40	6/30/2030	200,000		167,058
Abbott Laboratories, Sr. Unscd. Notes	4.90	11/30/2046	200,000		205,975
AbbVie, Inc., Sr. Unscd. Notes	3.60	5/14/2025	170,000		166,137
AbbVie, Inc., Sr. Unscd. Notes	3.80	3/15/2025	300,000		295,035
AbbVie, Inc., Sr. Unscd. Notes	4.25	11/14/2028	110,000		109,208
AbbVie, Inc., Sr. Unscd. Notes	4.25	11/21/2049	490,000		429,890
AbbVie, Inc., Sr. Unscd. Notes	4.75	3/15/2045	200,000		189,057
Aetna, Inc., Sr. Unscd. Notes	4.75	3/15/2044	250,000		228,440
Aetna, Inc., Sr. Unscd. Notes	6.63	6/15/2036	150,000		166,990
AmerisourceBergen Corp., Sr. Unscd. Notes	2.80	5/15/2030	100,000		88,252
Amgen, Inc., Sr. Unscd. Notes	2.45	2/21/2030	70,000		61,275
Amgen, Inc., Sr. Unscd. Notes	2.60	8/19/2026	500,000		470,736
Amgen, Inc., Sr. Unscd. Notes	2.80	8/15/2041	200,000		145,918
Amgen, Inc., Sr. Unscd. Notes	3.00	1/15/2052	200,000		136,953
Amgen, Inc., Sr. Unscd. Notes	3.38	2/21/2050	60,000		44,413
Amgen, Inc., Sr. Unscd. Notes	4.40	2/22/2062	400,000		336,185
Amgen, Inc., Sr. Unscd. Notes	4.66	6/15/2051	100,000		91,042

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Bonds and Notes - 99.4% (continued)
Health Care - 2.7% (continued)
AstraZeneca PLC, Sr. Unscd. Notes	1.38	8/6/2030	370,000	304,314
AstraZeneca PLC, Sr. Unscd. Notes	4.38	11/16/2045	205,000	196,952
AstraZeneca PLC, Sr. Unscd. Notes	4.38	8/17/2048	45,000	42,920
Banner Health, Unscd. Bonds	2.34	1/1/2030	300,000	262,719
Baxalta, Inc., Gtd. Notes	5.25	6/23/2045	200,000	197,554
Becton Dickinson & Co., Sr. Unscd. Notes	3.73	12/15/2024	386,000	378,561
Becton Dickinson & Co., Sr. Unscd. Notes	4.69	2/13/2028	100,000	101,208
Biogen, Inc., Sr. Unscd. Notes	4.05	9/15/2025	500,000	490,428
Boston Scientific Corp., Sr. Unscd. Notes	1.90	6/1/2025	300,000	284,284
Bristol-Myers Squibb Co., Sr. Unscd. Notes	0.75	11/13/2025	200,000	183,820
Bristol-Myers Squibb Co., Sr. Unscd. Notes	2.35	11/13/2040	200,000	145,066
Bristol-Myers Squibb Co., Sr. Unscd. Notes	2.95	3/15/2032	55,000	49,698
Bristol-Myers Squibb Co., Sr. Unscd. Notes	3.40	7/26/2029	78,000	74,663
Bristol-Myers Squibb Co., Sr. Unscd. Notes	3.55	3/15/2042	40,000	34,123
Bristol-Myers Squibb Co., Sr. Unscd. Notes	3.90	2/20/2028	90,000	89,449
Bristol-Myers Squibb Co., Sr. Unscd. Notes	4.35	11/15/2047	90,000	83,522
Bristol-Myers Squibb Co., Sr. Unscd. Notes	4.55	2/20/2048	70,000	66,681
Cardinal Health, Inc., Sr. Unscd. Notes	4.60	3/15/2043	300,000	263,963
Centene Corp., Sr. Unscd. Notes	2.45	7/15/2028	230,000	200,114
Centene Corp., Sr. Unscd. Notes	2.63	8/1/2031	190,000	155,783
CVS Health Corp., Sr. Unscd. Notes	1.75	8/21/2030	85,000	69,450
CVS Health Corp., Sr. Unscd. Notes	3.25	8/15/2029	100,000	92,170
CVS Health Corp., Sr. Unscd. Notes	4.30	3/25/2028	300,000	296,457
CVS Health Corp., Sr. Unscd. Notes	4.78	3/25/2038	500,000	477,803
CVS Health Corp., Sr. Unscd. Notes	5.05	3/25/2048	200,000	186,833
Danaher Corp., Sr. Unscd. Notes	4.38	9/15/2045	250,000	232,835
Dignity Health, Scd. Bonds	5.27	11/1/2064	154,000	147,041
Elevance Health, Inc., Sr. Unscd. Notes	2.25	5/15/2030	200,000	172,095
Elevance Health, Inc., Sr. Unscd. Notes	3.60	3/15/2051	60,000	46,880
Eli Lilly & Co., Sr. Unscd. Notes	3.10	5/15/2027	250,000	241,263

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Bonds and Notes - 99.4% (continued)
Health Care - 2.7% (continued)
Gilead Sciences, Inc., Sr. Unscd. Notes	1.20	10/1/2027	80,000	70,216
Gilead Sciences, Inc., Sr. Unscd. Notes	4.15	3/1/2047	220,000	195,419
GlaxoSmithKline Capital, Inc., Gtd. Bonds	6.38	5/15/2038	300,000	356,482
HCA, Inc., Gtd. Notes	4.13	6/15/2029	110,000	104,342
HCA, Inc., Gtd. Notes	5.13	6/15/2039	50,000	47,062
HCA, Inc., Gtd. Notes	5.25	6/15/2049	100,000	90,672
HCA, Inc., Gtd. Notes	5.38	2/1/2025	300,000	300,261
Humana, Inc., Sr. Unscd. Notes	4.95	10/1/2044	150,000	140,933
Humana, Inc., Sr. Unscd. Notes	5.75	3/1/2028	150,000	156,535
Johnson & Johnson, Sr. Unscd. Notes	2.10	9/1/2040	400,000	291,232
Johnson & Johnson, Sr. Unscd. Notes	2.45	3/1/2026	380,000	365,149
Johnson & Johnson, Sr. Unscd. Notes	3.50	1/15/2048	50,000	43,628
Kaiser Foundation Hospitals, Gtd. Notes	3.15	5/1/2027	500,000	476,417
Kaiser Foundation Hospitals, Unscd. Bonds, Ser. 2021	3.00	6/1/2051	70,000	49,888
Memorial Sloan-Kettering Cancer Center, Sr. Unscd. Notes, Ser. 2015	4.20	7/1/2055	200,000	174,942
Merck & Co., Inc., Sr. Unscd. Notes	1.45	6/24/2030	200,000	166,569
Merck & Co., Inc., Sr. Unscd. Notes	2.35	6/24/2040	50,000	36,946
Merck & Co., Inc., Sr. Unscd. Notes	2.45	6/24/2050	60,000	40,676
Merck & Co., Inc., Sr. Unscd. Notes	2.75	2/10/2025	250,000	243,297
Merck & Co., Inc., Sr. Unscd. Notes	2.90	12/10/2061	110,000	75,121
Merck & Co., Inc., Sr. Unscd. Notes	3.90	3/7/2039	55,000	50,437
Mount Sinai Hospitals Group, Inc., Scd. Bonds, Ser. 2019	3.74	7/1/2049	300,000	236,252
Mylan, Inc., Gtd. Notes	5.40	11/29/2043	300,000	247,717
Northwell Healthcare, Inc., Scd. Notes	3.98	11/1/2046	250,000	203,001
Novartis Capital Corp., Gtd. Notes	2.20	8/14/2030	390,000	345,143
Novartis Capital Corp., Gtd. Notes	2.75	8/14/2050	60,000	44,253
Pfizer, Inc., Sr. Unscd. Notes	0.80	5/28/2025	300,000	279,780
Pfizer, Inc., Sr. Unscd. Notes	2.55	5/28/2040	300,000	227,365
Pfizer, Inc., Sr. Unscd. Notes	3.45	3/15/2029	100,000	96,841
Providence St. Joseph Health Obligated Group, Unscd. Notes, Ser. I	3.74	10/1/2047	250,000	192,780
Quest Diagnostics, Inc., Sr. Unscd. Notes	3.50	3/30/2025	250,000	243,614
Stryker Corp., Sr. Unscd. Notes	3.50	3/15/2026	250,000	243,906
Stryker Corp., Sr. Unscd. Notes	4.38	5/15/2044	100,000	90,327

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 99.4% (continued)
Health Care - 2.7% (continued)
Takeda Pharmaceutical Co., Ltd., Sr. Unscd. Notes	5.00	11/26/2028	200,000		203,716
The Cigna Group, Gtd. Notes	3.88	10/15/2047	75,000		60,713
The Cigna Group, Gtd. Notes	4.13	11/15/2025	130,000		128,391
The Cigna Group, Gtd. Notes	4.38	10/15/2028	230,000		228,529
The Cigna Group, Sr. Unscd. Notes	2.38	3/15/2031	80,000		67,841
Thermo Fisher Scientific, Inc., Sr. Unscd. Notes	2.80	10/15/2041	200,000		153,636
Trinity Health Corp., Scd. Bonds	4.13	12/1/2045	200,000		178,100
UnitedHealth Group, Inc., Sr. Unscd. Notes	2.30	5/15/2031	75,000		64,965
UnitedHealth Group, Inc., Sr. Unscd. Notes	3.05	5/15/2041	75,000		59,659
UnitedHealth Group, Inc., Sr. Unscd. Notes	4.20	5/15/2032	45,000		44,151
UnitedHealth Group, Inc., Sr. Unscd. Notes	4.25	6/15/2048	80,000		72,569
UnitedHealth Group, Inc., Sr. Unscd. Notes	4.45	12/15/2048	60,000		55,769
UnitedHealth Group, Inc., Sr. Unscd. Notes	4.75	7/15/2045	280,000		273,806
UnitedHealth Group, Inc., Sr. Unscd. Notes	4.95	5/15/2062	75,000		73,845
UnitedHealth Group, Inc., Sr. Unscd. Notes	5.25	2/15/2028	150,000		156,826
UnitedHealth Group, Inc., Sr. Unscd. Notes	5.30	2/15/2030	150,000		158,439
UnitedHealth Group, Inc., Sr. Unscd. Notes	5.35	2/15/2033	100,000		106,698
UnitedHealth Group, Inc., Sr. Unscd. Notes	5.88	2/15/2053	100,000		113,058
UnitedHealth Group, Inc., Sr. Unscd. Notes	6.05	2/15/2063	100,000		115,174
UnitedHealth Group, Inc., Sr. Unscd. Notes	6.88	2/15/2038	210,000		255,650
UPMC, Scd. Bonds	5.04	5/15/2033	100,000		99,628
Viatris, Inc., Gtd. Notes	2.70	6/22/2030	150,000		122,288
Zoetis, Inc., Sr. Unscd. Notes	3.00	5/15/2050	300,000		217,545
Zoetis, Inc., Sr. Unscd. Notes	5.40	11/14/2025	200,000		203,913
Zoetis, Inc., Sr. Unscd. Notes	5.60	11/16/2032	200,000		214,834
				18,258,159
Industrial - .7%
3M Co., Sr. Unscd. Notes	2.25	9/19/2026	500,000	[a]	467,756
3M Co., Sr. Unscd. Notes	2.38	8/26/2029	390,000	[a]	349,325

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 99.4% (continued)
Industrial - .7% (continued)
Caterpillar Financial Services Corp., Sr. Unscd. Notes	0.80	11/13/2025	200,000		182,951
Caterpillar, Inc., Sr. Unscd. Bonds	6.05	8/15/2036	237,000		270,872
Caterpillar, Inc., Sr. Unscd. Notes	3.25	4/9/2050	150,000	[a]	121,284
CNH Industrial Capital LLC, Gtd. Notes	4.55	4/10/2028	100,000		99,015
Eaton Corp., Gtd. Notes	4.15	11/2/2042	200,000		178,355
GE Capital International Funding Co., Gtd. Notes	4.42	11/15/2035	600,000		586,292
Illinois Tool Works, Inc., Sr. Unscd. Notes	3.90	9/1/2042	170,000		153,911
John Deere Capital Corp., Sr. Unscd. Notes	0.70	1/15/2026	200,000		182,273
John Deere Capital Corp., Sr. Unscd. Notes	1.45	1/15/2031	300,000		245,264
John Deere Capital Corp., Sr. Unscd. Notes	4.15	9/15/2027	200,000		200,150
Otis Worldwide Corp., Sr. Unscd. Notes	2.06	4/5/2025	300,000		284,353
Parker-Hannifin Corp., Sr. Unscd. Notes	3.25	6/14/2029	300,000		279,964
Parker-Hannifin Corp., Sr. Unscd. Notes	4.00	6/14/2049	40,000		33,642
Stanley Black & Decker, Inc., Sr. Unscd. Notes	2.30	3/15/2030	300,000		250,558
Textron, Inc., Sr. Unscd. Notes	4.00	3/15/2026	500,000		492,762
Xylem, Inc., Sr. Unscd. Notes	4.38	11/1/2046	250,000		220,629
				4,599,356
Information Technology - .7%
Adobe, Inc., Sr. Unscd. Notes	3.25	2/1/2025	250,000		245,389
Autodesk, Inc., Sr. Unscd. Notes	4.38	6/15/2025	250,000		247,945
Broadridge Financial Solutions, Inc., Sr. Unscd. Notes	2.90	12/1/2029	150,000		132,135
Electronic Arts, Inc., Sr. Unscd. Notes	1.85	2/15/2031	200,000		165,800
Fiserv, Inc., Sr. Unscd. Notes	3.50	7/1/2029	190,000		177,047
Fiserv, Inc., Sr. Unscd. Notes	4.40	7/1/2049	100,000		85,195
Microsoft Corp., Sr. Unscd. Notes	2.53	6/1/2050	361,000		256,522
Microsoft Corp., Sr. Unscd. Notes	3.04	3/17/2062	360,000		271,902
Oracle Corp., Sr. Unscd. Notes	2.88	3/25/2031	205,000		176,740
Oracle Corp., Sr. Unscd. Notes	2.95	4/1/2030	350,000		310,185
Oracle Corp., Sr. Unscd. Notes	3.25	11/15/2027	250,000		235,773
Oracle Corp., Sr. Unscd. Notes	3.85	7/15/2036	500,000		427,949
Oracle Corp., Sr. Unscd. Notes	3.90	5/15/2035	300,000		263,490
Oracle Corp., Sr. Unscd. Notes	4.00	11/15/2047	160,000		123,079
Oracle Corp., Sr. Unscd. Notes	4.10	3/25/2061	210,000		156,653

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 99.4% (continued)
Information Technology - .7% (continued)
Oracle Corp., Sr. Unscd. Notes	4.50	5/6/2028	100,000		99,012
Oracle Corp., Sr. Unscd. Notes	4.65	5/6/2030	100,000		98,074
Oracle Corp., Sr. Unscd. Notes	5.55	2/6/2053	100,000		96,200
Oracle Corp., Sr. Unscd. Notes	6.25	11/9/2032	150,000		162,012
Oracle Corp., Sr. Unscd. Notes	6.90	11/9/2052	65,000		72,912
Roper Technologies, Inc., Sr. Unscd. Notes	1.00	9/15/2025	300,000		275,303
Roper Technologies, Inc., Sr. Unscd. Notes	1.40	9/15/2027	300,000		263,370
Roper Technologies, Inc., Sr. Unscd. Notes	3.80	12/15/2026	250,000		243,557
Take-Two Interactive Software, Inc., Sr. Unscd. Notes	3.55	4/14/2025	100,000		97,299
Take-Two Interactive Software, Inc., Sr. Unscd. Notes	4.95	3/28/2028	100,000		100,884
Take-Two Interactive Software, Inc., Sr. Unscd. Notes	5.00	3/28/2026	100,000		100,810
				4,885,237
Insurance - .7%
American International Group, Inc., Sr. Unscd. Notes	3.88	1/15/2035	250,000		223,342
American International Group, Inc., Sr. Unscd. Notes	4.75	4/1/2048	200,000		182,183
American International Group, Inc., Sr. Unscd. Notes	5.13	3/27/2033	300,000		301,583
Aon Corp., Gtd. Notes	2.80	5/15/2030	100,000		88,114
Aon Corp., Gtd. Notes	3.75	5/2/2029	250,000		239,930
Aon Corp./Aon Global Holdings PLC, Gtd. Notes	5.00	9/12/2032	200,000		202,480
Aon Global Ltd., Gtd. Notes	4.60	6/14/2044	200,000		179,132
Arthur J. Gallagher & Co., Sr. Unscd. Notes	3.50	5/20/2051	40,000		29,344
Athene Holding Ltd., Sr. Unscd. Notes	3.95	5/25/2051	150,000		101,705
Berkshire Hathaway Finance Corp., Gtd. Notes	2.85	10/15/2050	250,000		179,661
Berkshire Hathaway Finance Corp., Gtd. Notes	4.20	8/15/2048	135,000		125,094
Berkshire Hathaway, Inc., Sr. Unscd. Notes	3.13	3/15/2026	200,000		195,230
Corebridge Financial, Inc., Sr. Unscd. Notes	3.65	4/5/2027	100,000	[b]	94,507
Corebridge Financial, Inc., Sr. Unscd. Notes	3.90	4/5/2032	100,000	[b]	88,038
Corebridge Financial, Inc., Sr. Unscd. Notes	4.40	4/5/2052	100,000	[b]	78,448

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 99.4% (continued)
Insurance - .7% (continued)
First American Financial Corp., Sr. Unscd. Notes	4.60	11/15/2024	500,000		492,363
Marsh & McLennan Cos., Inc., Sr. Unscd. Notes	4.38	3/15/2029	70,000		69,620
Marsh & McLennan Cos., Inc., Sr. Unscd. Notes	4.90	3/15/2049	65,000		62,868
Metlife, Inc., Sr. Unscd. Notes	4.05	3/1/2045	200,000		169,121
Metlife, Inc., Sr. Unscd. Notes	6.38	6/15/2034	150,000		169,646
Principal Financial Group, Inc., Gtd. Notes	2.13	6/15/2030	300,000		250,554
Prudential Financial, Inc., Sr. Unscd. Notes	3.70	3/13/2051	75,000		58,042
Prudential Financial, Inc., Sr. Unscd. Notes	4.60	5/15/2044	200,000		181,263
Reinsurance Group of America, Inc., Sr. Unscd. Notes	3.15	6/15/2030	300,000		263,894
The Allstate Corp., Sr. Unscd. Notes	0.75	12/15/2025	200,000		180,300
The Chubb Corp., Gtd. Notes	6.00	5/11/2037	200,000		223,220
The Progressive Corp., Sr. Unscd. Notes	4.13	4/15/2047	70,000		61,283
The Progressive Corp., Sr. Unscd. Notes	6.63	3/1/2029	100,000		111,660
The Travelers Companies, Inc., Sr. Unscd. Notes	4.05	3/7/2048	150,000		129,853
				4,732,478
Internet Software & Services - .4%
Alphabet, Inc., Sr. Unscd. Notes	0.45	8/15/2025	250,000		230,624
Alphabet, Inc., Sr. Unscd. Notes	1.10	8/15/2030	215,000		177,995
Alphabet, Inc., Sr. Unscd. Notes	1.90	8/15/2040	65,000		45,857
Alphabet, Inc., Sr. Unscd. Notes	2.00	8/15/2026	300,000		283,332
Amazon.com, Inc., Sr. Unscd. Notes	0.80	6/3/2025	200,000		186,333
Amazon.com, Inc., Sr. Unscd. Notes	1.50	6/3/2030	200,000		167,266
Amazon.com, Inc., Sr. Unscd. Notes	1.65	5/12/2028	300,000		267,167
Amazon.com, Inc., Sr. Unscd. Notes	2.50	6/3/2050	200,000		135,274
Amazon.com, Inc., Sr. Unscd. Notes	2.88	5/12/2041	250,000		196,541
Amazon.com, Inc., Sr. Unscd. Notes	3.25	5/12/2061	220,000		162,688
Amazon.com, Inc., Sr. Unscd. Notes	3.30	4/13/2027	100,000		97,262
Amazon.com, Inc., Sr. Unscd. Notes	3.60	4/13/2032	100,000		95,126
Amazon.com, Inc., Sr. Unscd. Notes	4.10	4/13/2062	100,000		87,119
eBay, Inc., Sr. Unscd. Notes	1.40	5/10/2026	300,000		273,462
eBay, Inc., Sr. Unscd. Notes	3.65	5/10/2051	13,000		9,685
Meta Platforms, Inc., Sr. Unscd. Notes	3.85	8/15/2032	100,000	[a]	94,465

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 99.4% (continued)
Internet Software & Services - .4% (continued)
Meta Platforms, Inc., Sr. Unscd. Notes	4.65	8/15/2062	110,000		97,616
				2,607,812
Materials - .1%
Berry Global, Inc., Sr. Scd. Notes	1.57	1/15/2026	150,000		136,378
Teck Resources Ltd., Sr. Unscd. Notes	3.90	7/15/2030	300,000	[a]	279,672
				416,050
Media - .7%
Charter Communications Operating LLC/Charter Communications Operating Capital, Sr. Scd. Notes	4.91	7/23/2025	510,000		505,379
Charter Communications Operating LLC/Charter Communications Operating Capital, Sr. Scd. Notes	5.25	4/1/2053	200,000		160,250
Charter Communications Operating LLC/Charter Communications Operating Capital, Sr. Scd. Notes	5.50	4/1/2063	200,000		159,966
Charter Communications Operating LLC/Charter Communications Operating Capital, Sr. Scd. Notes	6.48	10/23/2045	250,000		231,873
Comcast Corp., Gtd. Bonds	4.00	8/15/2047	60,000		50,708
Comcast Corp., Gtd. Notes	1.50	2/15/2031	350,000		283,188
Comcast Corp., Gtd. Notes	2.45	8/15/2052	750,000	[a]	471,140
Comcast Corp., Gtd. Notes	3.38	8/15/2025	730,000		713,363
Comcast Corp., Gtd. Notes	3.90	3/1/2038	75,000		67,625
Comcast Corp., Gtd. Notes	4.00	3/1/2048	60,000		50,709
Comcast Corp., Gtd. Notes	4.60	10/15/2038	200,000		193,438
Comcast Corp., Gtd. Notes	4.65	2/15/2033	100,000	[a]	101,296
Comcast Corp., Gtd. Notes	6.45	3/15/2037	300,000		344,586
Discovery Communications LLC, Gtd. Notes	3.95	3/20/2028	350,000		328,013
Paramount Global, Sr. Unscd. Debs.	7.88	7/30/2030	150,000		165,561
Paramount Global, Sr. Unscd. Notes	4.90	8/15/2044	240,000		182,731
The Walt Disney Company, Gtd. Notes	2.00	9/1/2029	225,000		196,883
The Walt Disney Company, Gtd. Notes	3.80	5/13/2060	350,000		284,990
Time Warner Cable LLC, Sr. Scd. Debs.	6.55	5/1/2037	350,000		341,421
				4,833,120
Metals & Mining - .3%
Barrick PD Australia Finance Pty Ltd., Gtd. Notes	5.95	10/15/2039	200,000		215,157
Freeport-McMoRan, Inc., Gtd. Notes	5.45	3/15/2043	65,000		61,114

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Bonds and Notes - 99.4% (continued)
Metals & Mining - .3% (continued)
Newmont Corp., Gtd. Notes	6.25	10/1/2039	126,000	137,179
Nucor Corp., Sr. Unscd. Notes	2.98	12/15/2055	200,000	133,482
Rio Tinto Alcan, Inc., Sr. Unscd. Debs.	7.25	3/15/2031	350,000	407,081
Southern Copper Corp., Sr. Unscd. Notes	5.25	11/8/2042	300,000	293,203
Steel Dynamics, Inc., Sr. Unscd. Notes	3.25	10/15/2050	60,000	41,428
Vale Overseas Ltd., Gtd. Notes	3.75	7/8/2030	200,000	178,544
Vale Overseas Ltd., Gtd. Notes	6.88	11/21/2036	250,000	261,858
				1,729,046
Municipal Securities - .7%
American Municipal Power, Inc., Revenue Bonds (Combined Hydroelectric Projects) Ser. B	8.08	2/15/2050	100,000	138,939
Bay Area Toll Authority, Revenue Bonds (Build America Bond) Ser. F2	6.26	4/1/2049	300,000	368,534
California, GO	3.50	4/1/2028	100,000	96,997
California, GO (Build America Bond)	7.50	4/1/2034	200,000	250,620
California, GO (Build America Bond)	7.55	4/1/2039	300,000	394,544
Connecticut, GO, Ser. A	5.85	3/15/2032	200,000	218,114
District of Columbia, Revenue Bonds (Build America Bond) Ser. E	5.59	12/1/2034	200,000	213,311
Illinois, GO	5.10	6/1/2033	230,000	231,202
Los Angeles Unified School District, GO (Build America Bond)	5.75	7/1/2034	350,000	382,617
Massachusetts School Building Authority, Revenue Bonds (Build America Bond)	5.72	8/15/2039	100,000	110,176
Metropolitan Transportation Authority, Revenue Bonds (Build America Bond)	7.34	11/15/2039	300,000	385,711
New Jersey Turnpike Authority, Revenue Bonds (Build America Bond) Ser. F	7.41	1/1/2040	200,000	257,148
New York City Municipal Water Finance Authority, Revenue Bonds (Build America Bond)	5.95	6/15/2042	345,000	400,085
Oklahoma Development Finance Authority, Revenue Bonds	4.71	5/1/2052	200,000	197,902
Pennsylvania Turnpike Commission, Revenue Bonds (Build America Bond) Ser. B	5.51	12/1/2045	200,000	217,202
Port Authority of New York & New Jersey, Revenue Bonds, Ser. 192	4.81	10/15/2065	300,000	303,811
Texas, GO (Build America Bond)	5.52	4/1/2039	100,000	110,109

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 99.4% (continued)
Municipal Securities - .7% (continued)
Texas Natural Gas Securitization Finance Corp., Revenue Bonds	5.17	4/1/2041	100,000		108,968
The Ohio University, Revenue Bonds, Ser. A	3.80	12/1/2046	250,000		214,342
				4,600,332
Real Estate - .9%
Alexandria Real Estate Equities, Inc., Gtd. Notes	2.00	5/18/2032	250,000		192,987
Alexandria Real Estate Equities, Inc., Gtd. Notes	3.00	5/18/2051	200,000		125,497
Alexandria Real Estate Equities, Inc., Gtd. Notes	4.75	4/15/2035	100,000		95,257
American Tower Corp., Sr. Unscd. Notes	1.50	1/31/2028	200,000	[a]	172,129
American Tower Corp., Sr. Unscd. Notes	1.60	4/15/2026	300,000		273,052
American Tower Corp., Sr. Unscd. Notes	2.70	4/15/2031	300,000		253,684
American Tower Corp., Sr. Unscd. Notes	3.80	8/15/2029	90,000		84,598
Boston Properties LP, Sr. Unscd. Notes	4.50	12/1/2028	100,000		91,111
Corporate Office Properties LP, Gtd. Notes	2.00	1/15/2029	200,000		154,710
Crown Castle, Inc., Sr. Unscd. Notes	2.25	1/15/2031	200,000		166,272
Crown Castle, Inc., Sr. Unscd. Notes	3.70	6/15/2026	430,000		415,878
Equifax, Inc., Sr. Unscd. Notes	1.45	5/15/2026	200,000		180,769
Equifax, Inc., Sr. Unscd. Notes	3.40	2/15/2052	200,000		142,262
Essex Portfolio LP, Gtd. Notes	2.65	3/15/2032	150,000		123,749
Essex Portfolio LP, Gtd. Notes	4.00	3/1/2029	200,000		190,135
Federal Realty OP LP, Sr. Unscd. Notes	5.38	5/1/2028	100,000		99,792
Kimco Realty OP LLC, Gtd. Notes	2.70	10/1/2030	200,000		168,091
Mid-America Apartments LP, Sr. Unscd. Notes	1.10	9/15/2026	400,000		355,162
National Retail Properties, Inc., Sr. Unscd. Notes	3.90	6/15/2024	500,000		491,957
Prologis LP, Sr. Unscd. Notes	2.25	4/15/2030	370,000		319,255
Prologis LP, Sr. Unscd. Notes	3.00	4/15/2050	35,000		24,405
Realty Income Corp., Sr. Unscd. Notes	3.88	7/15/2024	250,000		246,413
Realty Income Corp., Sr. Unscd. Notes	3.95	8/15/2027	250,000		241,407
Realty Income Corp., Sr. Unscd. Notes	4.70	12/15/2028	100,000		99,080

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 99.4% (continued)
Real Estate - .9% (continued)
Realty Income Corp., Sr. Unscd. Notes	4.90	7/15/2033	100,000		98,282
Rexford Industrial Realty LP, Gtd. Notes	2.15	9/1/2031	200,000		159,786
Simon Property Group LP, Sr. Unscd. Notes	2.65	7/15/2030	200,000	[a]	172,070
Simon Property Group LP, Sr. Unscd. Notes	3.25	9/13/2049	65,000		44,582
Simon Property Group LP, Sr. Unscd. Notes	3.80	7/15/2050	200,000		150,617
Tanger Properties LP, Sr. Unscd. Notes	2.75	9/1/2031	400,000		290,925
UDR, Inc., Gtd. Notes	2.10	8/1/2032	200,000		157,262
Ventas Realty LP, Gtd. Notes	4.00	3/1/2028	150,000		142,008
Ventas Realty LP, Gtd. Notes	4.88	4/15/2049	200,000		173,370
Welltower OP LLC, Gtd. Notes	4.13	3/15/2029	200,000		187,698
				6,284,252
Retailing - .8%
Advance Auto Parts, Inc., Gtd. Notes	1.75	10/1/2027	300,000		261,550
Autozone, Inc., Sr. Unscd. Notes	3.13	4/21/2026	500,000		479,584
Costco Wholesale Corp., Sr. Unscd. Notes	1.60	4/20/2030	200,000		170,222
Costco Wholesale Corp., Sr. Unscd. Notes	3.00	5/18/2027	100,000		96,830
Dollar Tree, Inc., Sr. Unscd. Notes	4.20	5/15/2028	95,000		93,182
Lowe's Cos., Inc., Sr. Unscd. Notes	1.70	9/15/2028	200,000		174,838
Lowe's Cos., Inc., Sr. Unscd. Notes	2.80	9/15/2041	100,000		70,954
Lowe's Cos., Inc., Sr. Unscd. Notes	3.00	10/15/2050	200,000		133,936
Lowe's Cos., Inc., Sr. Unscd. Notes	3.13	9/15/2024	250,000		244,197
Lowe's Cos., Inc., Sr. Unscd. Notes	3.65	4/5/2029	80,000		76,332
Lowe's Cos., Inc., Sr. Unscd. Notes	5.00	4/15/2033	100,000	[a]	101,129
Lowe's Cos., Inc., Sr. Unscd. Notes	5.80	9/15/2062	150,000		151,192
McDonald's Corp., Sr. Unscd. Notes	3.63	9/1/2049	50,000		39,754
McDonald's Corp., Sr. Unscd. Notes	4.88	12/9/2045	265,000		256,884
O'Reilly Automotive, Inc., Sr. Unscd. Notes	1.75	3/15/2031	300,000		243,474
Starbucks Corp., Sr. Unscd. Notes	2.55	11/15/2030	400,000		350,446
Starbucks Corp., Sr. Unscd. Notes	4.45	8/15/2049	250,000		226,491
Starbucks Corp., Sr. Unscd. Notes	4.75	2/15/2026	100,000		100,927
Starbucks Corp., Sr. Unscd. Notes	4.80	2/15/2033	100,000		101,420
Target Corp., Sr. Unscd. Notes	2.50	4/15/2026	400,000		385,437
The Home Depot, Inc., Sr. Unscd. Notes	1.50	9/15/2028	300,000		263,647
The Home Depot, Inc., Sr. Unscd. Notes	3.35	9/15/2025	300,000		294,368

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 99.4% (continued)
Retailing - .8% (continued)
The Home Depot, Inc., Sr. Unscd. Notes	3.35	4/15/2050	250,000		195,063
The Home Depot, Inc., Sr. Unscd. Notes	5.88	12/16/2036	300,000		338,616
Walmart, Inc., Sr. Unscd. Notes	3.90	4/15/2028	100,000		99,922
Walmart, Inc., Sr. Unscd. Notes	3.95	6/28/2038	90,000		86,384
Walmart, Inc., Sr. Unscd. Notes	4.00	4/15/2026	100,000		100,084
Walmart, Inc., Sr. Unscd. Notes	4.00	4/15/2030	100,000		99,583
Walmart, Inc., Sr. Unscd. Notes	4.05	6/29/2048	180,000		168,883
Walmart, Inc., Sr. Unscd. Notes	4.15	9/9/2032	100,000		100,999
Walmart, Inc., Sr. Unscd. Notes	4.50	9/9/2052	150,000	[a]	148,737
				5,655,065
Semiconductors & Semiconductor Equipment - .6%
Applied Materials, Inc., Sr. Unscd. Notes	3.90	10/1/2025	300,000		297,087
Broadcom Corp./Broadcom Cayman Finance Ltd., Gtd. Notes	3.50	1/15/2028	110,000		103,349
Broadcom, Inc., Gtd. Notes	2.45	2/15/2031	230,000	[b]	188,617
Broadcom, Inc., Gtd. Notes	2.60	2/15/2033	200,000	[b]	157,910
Broadcom, Inc., Gtd. Notes	3.50	2/15/2041	200,000	[b]	150,237
Broadcom, Inc., Gtd. Notes	4.11	9/15/2028	260,000		250,307
Broadcom, Inc., Gtd. Notes	4.75	4/15/2029	210,000		208,158
Intel Corp., Sr. Unscd. Notes	3.15	5/11/2027	110,000		105,559
Intel Corp., Sr. Unscd. Notes	3.25	11/15/2049	150,000		106,059
Intel Corp., Sr. Unscd. Notes	3.90	3/25/2030	300,000		287,889
Intel Corp., Sr. Unscd. Notes	4.10	5/11/2047	80,000		67,476
Intel Corp., Sr. Unscd. Notes	4.88	2/10/2026	100,000		101,346
Intel Corp., Sr. Unscd. Notes	4.88	2/10/2028	100,000		101,804
Intel Corp., Sr. Unscd. Notes	5.05	8/5/2062	65,000		59,906
Intel Corp., Sr. Unscd. Notes	5.13	2/10/2030	100,000		102,481
Intel Corp., Sr. Unscd. Notes	5.20	2/10/2033	100,000		102,164
Intel Corp., Sr. Unscd. Notes	5.63	2/10/2043	100,000		102,733
Intel Corp., Sr. Unscd. Notes	5.70	2/10/2053	100,000		102,424
Intel Corp., Sr. Unscd. Notes	5.90	2/10/2063	100,000		103,167
Micron Technology, Inc., Sr. Unscd. Notes	5.38	4/15/2028	100,000		99,712
Micron Technology, Inc., Sr. Unscd. Notes	5.88	9/15/2033	100,000		100,010
Micron Technology, Inc., Sr. Unscd. Notes	5.88	2/9/2033	100,000		100,896
NVIDIA Corp., Sr. Unscd. Notes	1.55	6/15/2028	300,000		266,936
Qualcomm, Inc., Sr. Unscd. Notes	4.30	5/20/2047	120,000		111,691
Qualcomm, Inc., Sr. Unscd. Notes	4.50	5/20/2052	25,000		23,271
Qualcomm, Inc., Sr. Unscd. Notes	4.65	5/20/2035	140,000		141,332

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 99.4% (continued)
Semiconductors & Semiconductor Equipment - .6% (continued)
Qualcomm, Inc., Sr. Unscd. Notes	5.40	5/20/2033	200,000		215,223
Texas Instruments, Inc., Sr. Unscd. Notes	1.13	9/15/2026	200,000		181,919
Texas Instruments, Inc., Sr. Unscd. Notes	4.15	5/15/2048	80,000		73,991
				4,013,654
Supranational Bank - 1.5%
Asian Development Bank, Sr. Unscd. Bonds	0.63	4/29/2025	220,000		205,295
Asian Development Bank, Sr. Unscd. Notes	1.00	4/14/2026	200,000		184,230
Asian Development Bank, Sr. Unscd. Notes	1.50	3/4/2031	200,000		172,064
Asian Development Bank, Sr. Unscd. Notes	1.88	1/24/2030	100,000		89,570
Asian Development Bank, Sr. Unscd. Notes	2.00	1/22/2025	500,000		481,616
Asian Development Bank, Sr. Unscd. Notes	2.75	1/19/2028	90,000		86,564
Asian Development Bank, Sr. Unscd. Notes	3.88	9/28/2032	100,000		101,970
Asian Development Bank, Sr. Unscd. Notes	4.00	1/12/2033	55,000		56,550
European Investment Bank, Sr. Unscd. Bonds	0.38	12/15/2025	200,000	[a]	181,459
European Investment Bank, Sr. Unscd. Bonds	1.63	3/14/2025	200,000	[a]	190,965
European Investment Bank, Sr. Unscd. Bonds	1.63	10/9/2029	300,000		266,607
European Investment Bank, Sr. Unscd. Bonds	2.25	6/24/2024	160,000		155,925
European Investment Bank, Sr. Unscd. Bonds	3.75	2/14/2033	100,000		101,711
European Investment Bank, Sr. Unscd. Notes	0.38	3/26/2026	250,000		226,729
European Investment Bank, Sr. Unscd. Notes	1.88	2/10/2025	250,000		240,169
European Investment Bank, Sr. Unscd. Notes	2.38	5/24/2027	500,000	[a]	476,324
European Investment Bank, Sr. Unscd. Notes	3.88	3/15/2028	130,000	[a]	131,474
Inter-American Development Bank, Sr. Unscd. Bonds	2.13	1/15/2025	1,000,000	[a]	965,564
Inter-American Development Bank, Sr. Unscd. Notes	1.13	1/13/2031	200,000		167,091

Description	Coupon Rate (%)	Maturity ate	Principal Amount ($)		Value ($)
Bonds and Notes - 99.4% (continued)
Supranational Bank - 1.5% (continued)
Inter-American Development Bank, Sr. Unscd. Notes	1.75	3/14/2025	150,000		143,443
Inter-American Development Bank, Sr. Unscd. Notes	2.00	7/23/2026	80,000		75,619
Inter-American Development Bank, Sr. Unscd. Notes	3.13	9/18/2028	300,000	[a]	292,562
Inter-American Development Bank, Sr. Unscd. Notes	3.50	9/14/2029	100,000		99,210
Inter-American Development Bank, Sr. Unscd. Notes	3.50	4/12/2033	100,000		98,719
Inter-American Investment Corp., Sr. Unscd. Notes	4.13	2/15/2028	100,000		101,113
International Bank for Reconstruction & Development, Sr. Unscd. Bonds	0.63	4/22/2025	390,000		364,093
International Bank for Reconstruction & Development, Sr. Unscd. Bonds	1.25	2/10/2031	175,000		147,752
International Bank for Reconstruction & Development, Sr. Unscd. Bonds	3.88	2/14/2030	100,000	[a]	101,469
International Bank for Reconstruction & Development, Sr. Unscd. Bonds, Ser. GDIF	2.50	7/29/2025	1,000,000		969,241
International Bank for Reconstruction & Development, Sr. Unscd. Notes	0.38	7/28/2025	300,000		277,280
International Bank for Reconstruction & Development, Sr. Unscd. Notes	0.88	5/14/2030	200,000		165,915
International Bank for Reconstruction & Development, Sr. Unscd. Notes	1.63	1/15/2025	300,000		286,853
International Bank for Reconstruction & Development, Sr. Unscd. Notes	3.50	7/12/2028	100,000		99,472
International Bank for Reconstruction & Development, Sr. Unscd. Notes	3.63	9/21/2029	100,000		100,016
International Bank for Reconstruction & Development, Sr. Unscd. Notes, Ser. GDIF	1.38	4/20/2028	300,000		269,631
International Finance Corp., Sr. Unscd. Notes	0.38	7/16/2025	200,000		183,776
International Finance Corp., Sr. Unscd. Notes	3.63	9/15/2025	100,000		98,634
Japan Bank for International Cooperation, Govt. Gtd. Bonds	1.88	7/21/2026	500,000		465,729

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 99.4% (continued)
Supranational Bank - 1.5% (continued)
Japan Bank for International Cooperation, Govt. Gtd. Notes	2.00	10/17/2029	300,000		265,013
Japan Bank for International Cooperation, Govt. Gtd. Notes, Ser. DTC	2.75	1/21/2026	250,000		241,211
Nordic Investment Bank, Sr. Unscd. Notes	3.38	9/8/2027	200,000		197,577
The Asian Infrastructure Investment Bank, Sr. Unscd. Bonds	0.50	1/27/2026	250,000		227,120
The Asian Infrastructure Investment Bank, Sr. Unscd. Bonds	3.75	9/14/2027	100,000		99,417
The Asian Infrastructure Investment Bank, Sr. Unscd. Notes	0.50	5/28/2025	200,000		185,267
The Korea Development Bank, Sr. Unscd. Bonds	0.80	7/19/2026	300,000		265,190
				10,303,199
Technology Hardware & Equipment - .7%
Amdocs Ltd., Sr. Unscd. Notes	2.54	6/15/2030	200,000		170,638
Apple, Inc., Sr. Unscd. Notes	0.70	2/8/2026	230,000		210,138
Apple, Inc., Sr. Unscd. Notes	1.13	5/11/2025	125,000		117,578
Apple, Inc., Sr. Unscd. Notes	1.65	2/8/2031	175,000		147,907
Apple, Inc., Sr. Unscd. Notes	1.65	5/11/2030	100,000		85,445
Apple, Inc., Sr. Unscd. Notes	1.80	9/11/2024	135,000		130,545
Apple, Inc., Sr. Unscd. Notes	2.20	9/11/2029	120,000		108,038
Apple, Inc., Sr. Unscd. Notes	2.38	2/8/2041	80,000		60,102
Apple, Inc., Sr. Unscd. Notes	2.65	5/11/2050	120,000		85,312
Apple, Inc., Sr. Unscd. Notes	2.80	2/8/2061	215,000		146,262
Apple, Inc., Sr. Unscd. Notes	2.95	9/11/2049	75,000		56,961
Apple, Inc., Sr. Unscd. Notes	3.20	5/11/2027	200,000		195,260
Apple, Inc., Sr. Unscd. Notes	3.35	8/8/2032	45,000	[a]	42,726
Apple, Inc., Sr. Unscd. Notes	3.35	2/9/2027	250,000		244,442
Apple, Inc., Sr. Unscd. Notes	3.75	11/13/2047	90,000		78,945
Apple, Inc., Sr. Unscd. Notes	4.10	8/8/2062	75,000		66,616
Apple, Inc., Sr. Unscd. Notes	4.25	2/9/2047	300,000		288,086
Dell International LLC/EMC Corp., Gtd. Notes	3.45	12/15/2051	45,000	[b]	29,624
Dell International LLC/EMC Corp., Gtd. Notes	5.75	2/1/2033	200,000	[a]	202,772
Dell International LLC/EMC Corp., Sr. Unscd. Notes	6.02	6/15/2026	200,000		205,902
Dell International LLC/EMC Corp., Sr. Unscd. Notes	8.35	7/15/2046	65,000		80,176
DXC Technology Co., Sr. Unscd. Notes	2.38	9/15/2028	300,000		254,635

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Bonds and Notes - 99.4% (continued)
Technology Hardware & Equipment - .7% (continued)
Hewlett Packard Enterprise Co., Sr. Unscd. Notes	1.75	4/1/2026	200,000	184,924
Hewlett Packard Enterprise Co., Sr. Unscd. Notes	4.90	10/15/2025	250,000	249,133
HP, Inc., Sr. Unscd. Notes	3.40	6/17/2030	200,000	177,370
International Business Machines Corp., Sr. Unscd. Notes	1.70	5/15/2027	100,000	90,439
International Business Machines Corp., Sr. Unscd. Notes	3.30	5/15/2026	250,000	242,482
International Business Machines Corp., Sr. Unscd. Notes	3.50	5/15/2029	220,000	206,557
International Business Machines Corp., Sr. Unscd. Notes	4.15	5/15/2039	105,000	93,282
International Business Machines Corp., Sr. Unscd. Notes	4.25	5/15/2049	160,000	138,411
Leidos, Inc., Gtd. Notes	2.30	2/15/2031	200,000	162,387
NetApp, Inc., Sr. Unscd. Notes	2.70	6/22/2030	200,000	173,122
				4,726,217
Telecommunication Services - 1.1%
America Movil SAB de CV, Gtd. Notes	6.38	3/1/2035	100,000	111,537
America Movil SAB de CV, Sr. Unscd. Notes	4.38	4/22/2049	200,000	178,616
AT&T, Inc., Sr. Unscd. Notes	3.50	9/15/2053	615,000	441,511
AT&T, Inc., Sr. Unscd. Notes	3.80	12/1/2057	300,000	220,578
AT&T, Inc., Sr. Unscd. Notes	4.35	3/1/2029	360,000	354,001
AT&T, Inc., Sr. Unscd. Notes	4.50	3/9/2048	341,000	294,752
AT&T, Inc., Sr. Unscd. Notes	4.50	5/15/2035	500,000	471,015
AT&T, Inc., Sr. Unscd. Notes	4.85	3/1/2039	110,000	103,348
British Telecommunications PLC, Sr. Unscd. Notes	9.63	12/15/2030	175,000	220,401
Cisco Systems, Inc., Sr. Unscd. Notes	2.95	2/28/2026	250,000	242,841
Cisco Systems, Inc., Sr. Unscd. Notes	5.50	1/15/2040	250,000	271,859
Corning, Inc., Sr. Unscd. Notes	3.90	11/15/2049	300,000	233,874
Deutsche Telekom International Finance BV, Gtd. Bonds	8.75	6/15/2030	300,000	366,518
Orange SA, Sr. Unscd. Notes	9.00	3/1/2031	150,000	189,478
Rogers Communications, Inc., Gtd. Bonds	7.50	8/15/2038	125,000	141,877
Telefonica Emisiones SA, Gtd. Notes	5.21	3/8/2047	150,000	130,449
Telefonica Emisiones SA, Gtd. Notes	7.05	6/20/2036	100,000	111,206
T-Mobile USA, Inc., Gtd. Notes	2.05	2/15/2028	150,000	133,222
T-Mobile USA, Inc., Gtd. Notes	2.55	2/15/2031	200,000	170,216
T-Mobile USA, Inc., Gtd. Notes	3.50	4/15/2025	310,000	301,723
T-Mobile USA, Inc., Gtd. Notes	3.60	11/15/2060	200,000	142,948
T-Mobile USA, Inc., Gtd. Notes	4.50	4/15/2050	100,000	87,703

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Bonds and Notes - 99.4% (continued)
Telecommunication Services - 1.1% (continued)
T-Mobile USA, Inc., Gtd. Notes	4.95	3/15/2028	100,000	101,111
T-Mobile USA, Inc., Gtd. Notes	5.05	7/15/2033	100,000	100,801
T-Mobile USA, Inc., Gtd. Notes	5.65	1/15/2053	200,000	206,447
T-Mobile USA, Inc., Gtd. Notes	5.80	9/15/2062	100,000	103,687
Verizon Communications, Inc., Sr. Unscd. Notes	0.85	11/20/2025	200,000	182,359
Verizon Communications, Inc., Sr. Unscd. Notes	1.75	1/20/2031	200,000	161,105
Verizon Communications, Inc., Sr. Unscd. Notes	2.36	3/15/2032	125,000	102,661
Verizon Communications, Inc., Sr. Unscd. Notes	2.88	11/20/2050	200,000	132,891
Verizon Communications, Inc., Sr. Unscd. Notes	3.00	11/20/2060	250,000	159,392
Verizon Communications, Inc., Sr. Unscd. Notes	3.70	3/22/2061	365,000	271,707
Verizon Communications, Inc., Sr. Unscd. Notes	4.02	12/3/2029	627,000	602,372
Verizon Communications, Inc., Sr. Unscd. Notes	4.33	9/21/2028	250,000	247,468
Vodafone Group PLC, Sr. Unscd. Notes	5.25	5/30/2048	180,000	172,084
Vodafone Group PLC, Sr. Unscd. Notes	5.63	2/10/2053	100,000	98,862
Vodafone Group PLC, Sr. Unscd. Notes	5.75	2/10/2063	30,000	29,735
Vodafone Group PLC, Sr. Unscd. Notes	7.88	2/15/2030	125,000	146,231
				7,738,586
Transportation - .4%
Burlington Northern Santa Fe LLC, Sr. Unscd. Debs.	4.55	9/1/2044	300,000	284,909
Burlington Northern Santa Fe LLC, Sr. Unscd. Debs.	6.15	5/1/2037	300,000	342,390
Burlington Northern Santa Fe LLC, Sr. Unscd. Debs.	7.00	12/15/2025	100,000	106,009
Canadian Pacific Railway Co., Gtd. Notes	4.95	8/15/2045	150,000	148,285
Canadian Pacific Railway Co., Gtd. Notes	6.13	9/15/2115	100,000	106,891
CSX Corp., Sr. Unscd. Notes	3.80	3/1/2028	200,000	196,378
CSX Corp., Sr. Unscd. Notes	4.30	3/1/2048	50,000	44,500
CSX Corp., Sr. Unscd. Notes	4.75	11/15/2048	100,000	94,917
FedEx Corp., Gtd. Notes	4.75	11/15/2045	200,000	181,228
Norfolk Southern Corp., Sr. Unscd. Notes	2.90	8/25/2051	300,000	201,298

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 99.4% (continued)
Transportation - .4% (continued)
Union Pacific Corp., Sr. Unscd. Notes	3.80	4/6/2071	55,000		43,125
Union Pacific Corp., Sr. Unscd. Notes	3.84	3/20/2060	243,000		198,389
Union Pacific Corp., Sr. Unscd. Notes	3.85	2/14/2072	50,000		40,032
Union Pacific Corp., Sr. Unscd. Notes	3.95	9/10/2028	105,000		104,119
United Parcel Service, Inc., Sr. Unscd. Notes	3.75	11/15/2047	80,000		69,300
United Parcel Service, Inc., Sr. Unscd. Notes	5.30	4/1/2050	200,000		215,109
				2,376,879
U.S. Government Agencies Collateralized Municipal-Backed Securities - .8%
Federal Home Loan Mortgage Corp. Multifamily Structured Pass Through Certificates, Ser. K043, Cl. A2	3.06	12/25/2024	348,000	[c]	338,564
Federal Home Loan Mortgage Corp. Multifamily Structured Pass Through Certificates, Ser. K047, Cl. A2	3.33	5/25/2025	45,000	[c]	43,979
Federal Home Loan Mortgage Corp. Multifamily Structured Pass Through Certificates, Ser. K056, Cl. A2	2.53	5/25/2026	500,000	[c]	476,135
Federal Home Loan Mortgage Corp. Multifamily Structured Pass Through Certificates, Ser. K103, Cl. A2	2.65	11/25/2029	400,000	[c]	366,859
Federal Home Loan Mortgage Corp. Multifamily Structured Pass Through Certificates, Ser. K104, Cl. A2	2.25	1/25/2030	400,000	[c]	357,357
Federal Home Loan Mortgage Corp. Multifamily Structured Pass Through Certificates, Ser. K106, Cl. A1	1.78	10/25/2029	289,132	[c]	261,859
Federal Home Loan Mortgage Corp. Multifamily Structured Pass Through Certificates, Ser. K112, Cl. A2	1.31	5/25/2030	200,000	[c]	166,000
Federal Home Loan Mortgage Corp. Multifamily Structured Pass Through Certificates, Ser. K126, Cl. A2	2.07	1/25/2031	400,000	[c]	346,138
Federal Home Loan Mortgage Corp. Multifamily Structured Pass Through Certificates, Ser. K-1514, Cl. A2	2.86	10/25/2034	400,000	[c]	348,745

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 99.4% (continued)
U.S. Government Agencies Collateralized Municipal-Backed Securities - .8% (continued)
Federal Home Loan Mortgage Corp. Multifamily Structured Pass Through Certificates, Ser. K-1516, Cl. A2	1.72	5/25/2035	400,000	[c]	299,748
Federal Home Loan Mortgage Corp. Multifamily Structured Pass Through Certificates, Ser. K-1521, CI. A2	2.18	8/25/2036	300,000	[c]	234,008
Federal National Mortgage Association, ACES, Ser. 2017-M12, Cl. A2	3.16	6/25/2027	670,192	[c]	637,850
Federal National Mortgage Association, ACES, Ser. 2018-M1, Cl. A2	3.09	12/25/2027	281,838	[c]	268,842
Federal National Mortgage Association, ACES, Ser. 2018-M10, Cl. A2	3.47	7/25/2028	200,000	[c]	193,479
Federal National Mortgage Association, ACES, Ser. 2019-M12, Cl. A2	2.89	6/25/2029	250,000	[c]	234,412
Federal National Mortgage Association, ACES, Ser. 2020-M1, Cl. A2	2.44	10/25/2029	400,000	[c]	362,147
Federal National Mortgage Association, ACES, Ser. 2020-M14, Cl. A2	1.78	5/25/2030	300,000	[c]	256,569
Federal National Mortgage Association, ACES, Ser. 2022-M1, Cl. A2	1.72	10/25/2031	200,000	[c]	164,059
				5,356,750
U.S. Government Agencies Mortgage-Backed - 26.9%
Federal Home Loan Mortgage Corp.:
1.50%, 2/1/2036-3/1/2052			4,249,185	[c]	3,491,712
2.00%, 8/1/2028-4/1/2052			14,453,132	[c]	12,230,835
2.50%, 3/1/2028-5/1/2052			11,723,411	[c]	10,336,798
3.00%, 10/1/2026-3/1/2052			6,812,740	[c]	6,295,689
3.50%, 11/1/2025-5/1/2052			4,102,330	[c]	3,891,822
4.00%, 4/1/2024-7/1/2052			3,040,596	[c]	2,961,508
4.25%, 8/1/2034, 1 Year U.S.Treasury Yield Curve Constant Rate +2.25%			242	[c,d]	241
4.50%, 9/1/2024-9/1/2052			1,806,415	[c]	1,800,140
5.00%, 5/1/2023-2/1/2048			515,471	[c]	525,140
5.50%, 5/1/2027-2/1/2053			356,695	[c]	363,005
6.00%, 6/1/2028-7/1/2039			243,848	[c]	252,370
6.50%, 4/1/2026-9/1/2037			57,369	[c]	60,030

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 99.4% (continued)
U.S. Government Agencies Mortgage-Backed - 26.9% (continued)
7.00%, 12/1/2024-9/1/2031			6,077	[c]	6,259
7.50%, 6/1/2024-7/1/2030			1,161	[c]	1,180
8.00%, 5/1/2026-10/1/2031			1,757	[c]	1,820
8.50%, 6/1/2030			162	[c]	171
Federal National Mortgage Association:
5.00%			1,050,000	[c,e]	1,045,311
1.50%, 9/1/2035-9/1/2051			5,288,060	[c]	4,378,517
1.50%			1,900,000	[c,e]	1,671,258
2.00%			15,875,000	[c,e]	13,386,888
2.00%, 7/1/2028-6/1/2052			20,733,191	[c]	17,588,924
2.50%, 7/1/2027-5/1/2052			17,646,742	[c]	15,505,036
2.50%			5,725,000	[c,e]	4,957,604
3.00%, 10/1/2026-3/1/2052			13,555,256	[c]	12,471,367
3.00%			225,000	[c,e]	213,883
3.50%			1,025,000	[c,e]	958,314
3.50%, 8/1/2025-6/1/2052			8,471,787	[c]	8,042,946
4.00%			1,900,000	[c,e]	1,818,840
4.00%, 7/1/2024-9/1/2052			5,108,282	[c]	4,979,874
4.50%, 4/1/2024-4/1/2049			1,567,212	[c]	1,567,136
4.50%			3,200,000	[c,e]	3,130,328
5.00%, 5/1/2023-6/1/2049			739,700	[c]	752,460
5.00%			2,925,000	[c,e]	2,908,433
5.50%			1,700,000	[c,e]	1,714,078
5.50%, 1/1/2032-12/1/2038			407,058	[c]	417,601
6.00%			450,000	[c,e]	458,473
6.00%, 5/1/2024-11/1/2038			511,265	[c]	529,633
6.50%, 2/1/2028-10/1/2037			127,661	[c]	133,133
6.50%			350,000	[c,e]	361,129
7.00%, 8/1/2023-7/1/2032			14,231	[c]	14,634
7.50%, 4/1/2026-6/1/2031			6,330	[c]	6,457
8.00%, 5/1/2027-8/1/2030			1,192	[c]	1,221
8.50%, 7/1/2030			115	[c]	121
Government National Mortgage Association I:
2.50%, 2/15/2028-9/15/2046			100,501		91,735
3.00%, 9/15/2042-8/15/2045			479,052		447,130
3.50%, 2/15/2026-8/15/2045			348,210		338,432
4.00%, 2/15/2041-9/15/2045			403,751		396,270
4.50%, 3/15/2039-2/15/2041			380,398		385,496
5.00%, 7/15/2033-4/15/2040			510,594		524,760
5.50%, 2/15/2033-11/15/2038			200,120		206,099
6.00%, 1/15/2029-10/15/2036			70,076		72,885
6.50%, 2/15/2024-11/15/2033			23,052		23,672

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 99.4% (continued)
U.S. Government Agencies Mortgage-Backed - 26.9% (continued)
7.00%, 10/15/2027-8/15/2032			21,887		22,594
7.50%, 12/15/2023-11/15/2030			9,302		9,293
8.00%, 8/15/2024-3/15/2032			3,486		3,678
8.25%, 6/15/2027			316		316
8.50%, 10/15/2026			1,418		1,417
Government National Mortgage Association II:
5.00%			450,000	[e]	448,529
2.00%, 9/20/2050-5/20/2052			5,974,071		5,132,831
2.00%			3,925,000	[e]	3,361,471
2.50%			2,275,000	[e]	2,010,220
2.50%, 3/20/2027-7/20/2052			7,942,511		7,046,481
3.00%			75,000	[e]	68,443
3.00%, 1/20/2028-5/20/2052			7,051,250		6,535,930
3.50%, 9/20/2028-9/20/2052			5,345,034		5,091,660
3.50%			125,000	[e]	117,344
4.00%			1,150,000	[e]	1,105,752
4.00%, 9/20/2043-9/20/2052			2,155,442		2,110,380
4.50%			400,000	[e]	392,469
4.50%, 7/20/2041-8/20/2052			1,801,020		1,802,279
5.00%, 9/20/2040-2/20/2049			141,912		145,671
5.00%			950,000	[e]	945,807
5.50%			600,000	[e]	604,078
5.50%, 10/20/2031-6/20/2041			34,822		36,210
6.00%			525,000	[e]	532,834
6.50%, 2/20/2028			152		155
8.50%, 7/20/2025			42		42
				181,244,682
U.S. Government Agencies Obligations - 1.2%
Federal Farm Credit Bank Funding Corp., Bonds	1.65	7/23/2035	200,000		146,655
Federal Farm Credit Bank Funding Corp., Bonds	3.38	8/26/2024	400,000		394,953
Federal Home Loan Bank, Bonds	2.75	6/28/2024	900,000		880,280
Federal Home Loan Bank, Bonds	3.25	11/16/2028	500,000		492,168
Federal Home Loan Bank, Bonds	5.50	7/15/2036	480,000		555,798
Federal Home Loan Bank, Sr. Unscd. Bonds	4.50	10/3/2024	500,000		500,072
Federal Home Loan Mortgage Corp., Notes	0.80	10/27/2026	125,000	[c]	111,641
Federal Home Loan Mortgage Corp., Notes	1.50	2/12/2025	500,000	[c]	476,868
Federal Home Loan Mortgage Corp., Unscd. Notes	0.38	9/23/2025	500,000	[c]	458,563

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 99.4% (continued)
U.S. Government Agencies Obligations - 1.2% (continued)
Federal National Mortgage Association, Notes	0.38	8/25/2025	1,000,000	[c]	919,694
Federal National Mortgage Association, Notes	0.88	12/18/2026	325,000	[c]	289,316
Federal National Mortgage Association, Notes	1.63	10/15/2024	500,000	[a,c]	479,414
Federal National Mortgage Association, Notes	1.88	9/24/2026	1,000,000	[c]	941,096
Federal National Mortgage Association, Notes	6.25	5/15/2029	540,000	[a,c]	614,915
Tennessee Valley Authority, Sr. Unscd. Bonds	5.25	9/15/2039	700,000		755,191
Tennessee Valley Authority, Sr. Unscd. Bonds	6.15	1/15/2038	165,000		196,761
				8,213,385
U.S. Treasury Securities - 40.9%
U.S. Treasury Bonds	1.13	5/15/2040	2,395,000		1,606,287
U.S. Treasury Bonds	1.25	5/15/2050	1,856,000		1,082,642
U.S. Treasury Bonds	1.38	8/15/2050	1,595,000		960,240
U.S. Treasury Bonds	1.63	11/15/2050	2,615,000		1,681,772
U.S. Treasury Bonds	1.75	8/15/2041	550,000	[a]	400,329
U.S. Treasury Bonds	1.88	2/15/2041	580,000		436,042
U.S. Treasury Bonds	1.88	2/15/2051	760,000		520,422
U.S. Treasury Bonds	1.88	11/15/2051	3,145,000		2,144,005
U.S. Treasury Bonds	2.00	8/15/2051	2,590,000		1,824,129
U.S. Treasury Bonds	2.00	2/15/2050	1,145,000		813,039
U.S. Treasury Bonds	2.00	11/15/2041	1,405,000		1,065,220
U.S. Treasury Bonds	2.25	8/15/2049	1,525,000		1,148,992
U.S. Treasury Bonds	2.25	2/15/2052	2,675,000		1,997,055
U.S. Treasury Bonds	2.25	8/15/2046	875,000		662,607
U.S. Treasury Bonds	2.38	11/15/2049	640,000		495,350
U.S. Treasury Bonds	2.38	5/15/2051	3,275,000		2,519,767
U.S. Treasury Bonds	2.50	5/15/2046	1,230,000		980,108
U.S. Treasury Bonds	2.50	2/15/2045	460,000		368,988
U.S. Treasury Bonds	2.75	11/15/2042	1,847,000		1,575,794
U.S. Treasury Bonds	2.75	11/15/2047	1,445,000		1,204,599
U.S. Treasury Bonds	2.75	8/15/2047	1,375,000		1,145,654
U.S. Treasury Bonds	2.88	5/15/2052	790,000		676,283
U.S. Treasury Bonds	2.88	5/15/2049	1,646,000		1,411,316
U.S. Treasury Bonds	2.88	5/15/2043	2,357,000		2,046,769
U.S. Treasury Bonds	3.00	2/15/2049	1,295,000		1,135,654
U.S. Treasury Bonds	3.00	8/15/2048	875,000	[a]	765,386
U.S. Treasury Bonds	3.00	2/15/2048	840,000		733,687
U.S. Treasury Bonds	3.00	2/15/2047	1,265,000		1,104,058

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 99.4% (continued)
U.S. Treasury Securities - 40.9% (continued)
U.S. Treasury Bonds	3.00	8/15/2052	560,000	[a]	492,100
U.S. Treasury Bonds	3.00	5/15/2042	205,000		183,031
U.S. Treasury Bonds	3.00	11/15/2044	1,592,000		1,396,856
U.S. Treasury Bonds	3.13	5/15/2048	1,250,000		1,117,578
U.S. Treasury Bonds	3.13	2/15/2042	85,000		77,599
U.S. Treasury Bonds	3.13	11/15/2041	40,000		36,599
U.S. Treasury Bonds	3.13	8/15/2044	1,556,000		1,395,568
U.S. Treasury Bonds	3.25	5/15/2042	460,000		426,093
U.S. Treasury Bonds	3.38	5/15/2044	515,000		481,485
U.S. Treasury Bonds	3.38	11/15/2048	1,515,000		1,419,306
U.S. Treasury Bonds	3.38	8/15/2042	475,000		447,465
U.S. Treasury Bonds	3.50	2/15/2039	750,000		746,030
U.S. Treasury Bonds	3.63	2/15/2053	300,000		297,539
U.S. Treasury Bonds	3.63	2/15/2044	1,838,000		1,786,881
U.S. Treasury Bonds	3.63	8/15/2043	1,510,000		1,473,548
U.S. Treasury Bonds	3.75	8/15/2041	1,145,000		1,148,176
U.S. Treasury Bonds	3.75	11/15/2043	1,585,000		1,574,227
U.S. Treasury Bonds	3.88	2/15/2043	670,000	[a]	677,276
U.S. Treasury Bonds	3.88	8/15/2040	5,000		5,151
U.S. Treasury Bonds	4.00	11/15/2042	400,000		412,125
U.S. Treasury Bonds	4.00	11/15/2052	560,000		594,737
U.S. Treasury Bonds	4.25	11/15/2040	330,000		356,065
U.S. Treasury Bonds	4.25	5/15/2039	890,000		965,580
U.S. Treasury Bonds	4.38	2/15/2038	463,000	[a]	510,159
U.S. Treasury Bonds	4.38	5/15/2041	225,000		245,918
U.S. Treasury Bonds	4.38	11/15/2039	175,000		192,165
U.S. Treasury Bonds	4.50	5/15/2038	555,000		618,890
U.S. Treasury Bonds	4.50	2/15/2036	75,000	[a]	83,829
U.S. Treasury Bonds	4.75	2/15/2041	1,185,000		1,357,242
U.S. Treasury Bonds	5.25	11/15/2028	335,000		363,841
U.S. Treasury Bonds	5.25	2/15/2029	265,000		288,488
U.S. Treasury Bonds	5.50	8/15/2028	170,000	[a]	185,851
U.S. Treasury Bonds	6.13	11/15/2027	885,000	[a]	980,760
U.S. Treasury Bonds	6.75	8/15/2026	215,000		235,156
U.S. Treasury Bonds	7.50	11/15/2024	170,000		178,234
U.S. Treasury Notes	0.25	9/30/2025	1,180,000		1,083,664
U.S. Treasury Notes	0.25	10/31/2025	250,000		228,755
U.S. Treasury Notes	0.25	5/15/2024	640,000		610,756
U.S. Treasury Notes	0.25	7/31/2025	990,000		912,250
U.S. Treasury Notes	0.25	8/31/2025	1,500,000		1,378,770
U.S. Treasury Notes	0.38	7/31/2027	510,000		446,360
U.S. Treasury Notes	0.38	7/15/2024	190,000		180,693
U.S. Treasury Notes	0.38	1/31/2026	1,220,000		1,112,345

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 99.4% (continued)
U.S. Treasury Securities - 40.9% (continued)
U.S. Treasury Notes	0.38	9/30/2027	520,000		452,908
U.S. Treasury Notes	0.38	4/30/2025	1,143,000		1,063,236
U.S. Treasury Notes	0.38	12/31/2025	1,120,000		1,025,194
U.S. Treasury Notes	0.50	10/31/2027	240,000		209,784
U.S. Treasury Notes	0.50	6/30/2027	120,000		105,848
U.S. Treasury Notes	0.50	2/28/2026	620,000		566,125
U.S. Treasury Notes	0.63	10/15/2024	2,000,000		1,894,258
U.S. Treasury Notes	0.63	12/31/2027	985,000		862,760
U.S. Treasury Notes	0.63	11/30/2027	2,535,000		2,224,710
U.S. Treasury Notes	0.63	5/15/2030	4,000,000		3,300,625
U.S. Treasury Notes	0.63	8/15/2030	1,581,000		1,297,964
U.S. Treasury Notes	0.63	7/31/2026	1,595,000		1,446,933
U.S. Treasury Notes	0.75	11/15/2024	2,350,000		2,225,523
U.S. Treasury Notes	0.75	1/31/2028	1,405,000		1,235,522
U.S. Treasury Notes	0.75	8/31/2026	2,475,000		2,249,785
U.S. Treasury Notes	0.75	3/31/2026	2,930,000		2,693,654
U.S. Treasury Notes	0.88	11/15/2030	3,605,000		3,010,034
U.S. Treasury Notes	0.88	6/30/2026	1,505,000		1,380,191
U.S. Treasury Notes	0.88	9/30/2026	2,950,000		2,689,397
U.S. Treasury Notes	1.00	12/15/2024	1,800,000		1,708,277
U.S. Treasury Notes	1.00	7/31/2028	1,245,000		1,095,405
U.S. Treasury Notes	1.13	8/31/2028	1,450,000		1,281,607
U.S. Treasury Notes	1.13	2/29/2028	1,325,000		1,184,736
U.S. Treasury Notes	1.13	10/31/2026	3,000,000		2,752,266
U.S. Treasury Notes	1.13	2/15/2031	1,095,000	[a]	930,408
U.S. Treasury Notes	1.25	8/15/2031	325,000		274,917
U.S. Treasury Notes	1.25	12/31/2026	2,180,000		2,003,258
U.S. Treasury Notes	1.25	3/31/2028	2,495,000		2,240,822
U.S. Treasury Notes	1.25	4/30/2028	1,570,000		1,407,419
U.S. Treasury Notes	1.25	5/31/2028	1,355,000		1,212,778
U.S. Treasury Notes	1.25	8/31/2024	1,975,000		1,892,451
U.S. Treasury Notes	1.25	11/30/2026	2,105,000		1,937,258
U.S. Treasury Notes	1.38	10/31/2028	1,050,000		937,925
U.S. Treasury Notes	1.38	11/15/2031	3,475,000		2,955,515
U.S. Treasury Notes	1.50	2/15/2030	3,500,000		3,089,297
U.S. Treasury Notes	1.50	10/31/2024	1,300,000		1,246,273
U.S. Treasury Notes	1.50	9/30/2024	1,750,000		1,680,786
U.S. Treasury Notes	1.50	11/30/2028	1,795,000		1,611,924
U.S. Treasury Notes	1.50	1/31/2027	425,000		393,623
U.S. Treasury Notes	1.50	11/30/2024	900,000		861,891
U.S. Treasury Notes	1.63	5/15/2031	950,000		832,994
U.S. Treasury Notes	1.63	9/30/2026	239,000		223,540
U.S. Treasury Notes	1.63	8/15/2029	2,330,000		2,090,629

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 99.4% (continued)
U.S. Treasury Securities - 40.9% (continued)
U.S. Treasury Notes	1.63	11/30/2026	1,180,000		1,101,134
U.S. Treasury Notes	1.63	5/15/2026	2,530,000		2,379,435
U.S. Treasury Notes	1.75	6/30/2024	1,465,000	[a]	1,417,674
U.S. Treasury Notes	1.75	1/31/2029	255,000		231,597
U.S. Treasury Notes	1.75	3/15/2025	860,000		823,500
U.S. Treasury Notes	1.75	7/31/2024	2,340,000		2,261,254
U.S. Treasury Notes	1.75	11/15/2029	1,960,000	[a]	1,771,044
U.S. Treasury Notes	1.88	2/15/2032	3,990,000		3,527,254
U.S. Treasury Notes	1.88	6/30/2026	1,996,000		1,888,637
U.S. Treasury Notes	1.88	8/31/2024	750,000		724,834
U.S. Treasury Notes	1.88	7/31/2026	1,535,000		1,450,215
U.S. Treasury Notes	1.88	2/28/2027	2,325,000		2,181,277
U.S. Treasury Notes	2.00	5/31/2024	1,650,000		1,602,788
U.S. Treasury Notes	2.00	2/15/2025	3,065,000		2,950,781
U.S. Treasury Notes	2.00	6/30/2024	1,330,000		1,290,360
U.S. Treasury Notes	2.00	8/15/2025	1,988,000		1,904,830
U.S. Treasury Notes	2.00	11/15/2026	2,015,000		1,905,474
U.S. Treasury Notes	2.13	7/31/2024	1,345,000		1,305,386
U.S. Treasury Notes	2.13	9/30/2024	765,000	[a]	741,363
U.S. Treasury Notes	2.13	11/30/2024	2,020,000		1,953,679
U.S. Treasury Notes	2.13	5/31/2026	1,350,000		1,287,984
U.S. Treasury Notes	2.13	5/15/2025	2,435,000		2,343,878
U.S. Treasury Notes	2.25	8/15/2027	2,345,000	[a]	2,223,949
U.S. Treasury Notes	2.25	11/15/2025	2,630,000		2,529,012
U.S. Treasury Notes	2.25	11/15/2027	2,105,000		1,991,322
U.S. Treasury Notes	2.25	2/15/2027	1,510,000	[a]	1,438,128
U.S. Treasury Notes	2.25	11/15/2024	2,325,000		2,253,025
U.S. Treasury Notes	2.25	3/31/2026	2,410,000		2,312,564
U.S. Treasury Notes	2.38	5/15/2027	1,875,000		1,790,332
U.S. Treasury Notes	2.38	5/15/2029	2,835,000		2,660,526
U.S. Treasury Notes	2.38	8/15/2024	1,520,000		1,479,328
U.S. Treasury Notes	2.38	4/30/2026	196,200		188,777
U.S. Treasury Notes	2.50	3/31/2027	1,500,000		1,439,736
U.S. Treasury Notes	2.50	5/15/2024	3,225,000		3,150,707
U.S. Treasury Notes	2.50	1/31/2025	1,435,000		1,394,192
U.S. Treasury Notes	2.50	5/31/2024	1,265,000		1,235,055
U.S. Treasury Notes	2.63	4/15/2025	945,000		919,197
U.S. Treasury Notes	2.63	2/15/2029	2,000,000		1,906,328
U.S. Treasury Notes	2.63	3/31/2025	295,000		287,164
U.S. Treasury Notes	2.63	5/31/2027	1,075,000		1,035,737
U.S. Treasury Notes	2.63	7/31/2029	1,175,000		1,116,870
U.S. Treasury Notes	2.75	5/15/2025	2,620,000		2,554,091
U.S. Treasury Notes	2.75	8/15/2032	2,505,000		2,371,335

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 99.4% (continued)
U.S. Treasury Securities - 40.9% (continued)
U.S. Treasury Notes	2.75	7/31/2027	905,000		875,729
U.S. Treasury Notes	2.75	4/30/2027	965,000		934,523
U.S. Treasury Notes	2.88	6/15/2025	1,670,000		1,632,001
U.S. Treasury Notes	2.88	5/31/2025	810,000	[a]	791,648
U.S. Treasury Notes	2.88	7/31/2025	1,831,000	[a]	1,789,373
U.S. Treasury Notes	2.88	5/15/2032	2,760,000		2,642,323
U.S. Treasury Notes	2.88	4/30/2029	2,600,000		2,509,762
U.S. Treasury Notes	2.88	5/15/2028	2,111,000	[a]	2,047,340
U.S. Treasury Notes	3.00	7/31/2024	1,740,000		1,707,205
U.S. Treasury Notes	3.00	7/15/2025	480,000		470,156
U.S. Treasury Notes	3.00	6/30/2024	3,070,000		3,013,157
U.S. Treasury Notes	3.13	8/15/2025	1,950,000		1,915,570
U.S. Treasury Notes	3.13	8/31/2027	2,100,000		2,063,537
U.S. Treasury Notes	3.13	11/15/2028	2,200,000		2,155,355
U.S. Treasury Notes	3.25	6/30/2029	1,885,000		1,856,725
U.S. Treasury Notes	3.25	8/31/2024	1,170,000	[a]	1,151,307
U.S. Treasury Notes	3.25	6/30/2027	2,050,000		2,023,454
U.S. Treasury Notes	3.50	4/30/2030	1,500,000		1,502,812
U.S. Treasury Notes	3.50	1/31/2028	1,125,000	[a]	1,123,857
U.S. Treasury Notes	3.50	4/30/2028	1,125,000		1,125,352
U.S. Treasury Notes	3.50	2/15/2033	3,100,000		3,118,648
U.S. Treasury Notes	3.50	1/31/2030	2,415,000	[a]	2,416,698
U.S. Treasury Notes	3.50	9/15/2025	775,000		768,098
U.S. Treasury Notes	3.63	3/31/2028	1,115,000	[a]	1,121,141
U.S. Treasury Notes	3.63	3/31/2030	2,405,000		2,427,547
U.S. Treasury Notes	3.75	4/15/2026	1,045,000		1,044,184
U.S. Treasury Notes	3.88	4/30/2025	1,095,000		1,091,899
U.S. Treasury Notes	3.88	3/31/2025	200,000	[a]	199,203
U.S. Treasury Notes	3.88	1/15/2026	1,045,000		1,046,776
U.S. Treasury Notes	3.88	12/31/2027	1,135,000		1,151,493
U.S. Treasury Notes	3.88	12/31/2029	2,250,000		2,300,889
U.S. Treasury Notes	3.88	11/30/2027	1,145,000		1,161,772
U.S. Treasury Notes	3.88	9/30/2029	2,360,000	[a]	2,409,044
U.S. Treasury Notes	4.00	2/29/2028	1,115,000	[a]	1,139,696
U.S. Treasury Notes	4.00	2/15/2026	1,035,000	[a]	1,041,024
U.S. Treasury Notes	4.00	2/28/2030	905,000		932,998
U.S. Treasury Notes	4.00	10/31/2029	395,000		406,264
U.S. Treasury Notes	4.00	12/15/2025	750,000		753,501
U.S. Treasury Notes	4.13	11/15/2032	2,900,000	[a]	3,061,312
U.S. Treasury Notes	4.13	10/31/2027	1,605,000		1,642,586
U.S. Treasury Notes	4.13	9/30/2027	965,000		987,014
U.S. Treasury Notes	4.13	1/31/2025	1,095,000		1,093,396
U.S. Treasury Notes	4.25	9/30/2024	860,000		857,934

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 99.4% (continued)
U.S. Treasury Securities - 40.9% (continued)
U.S. Treasury Notes	4.25	10/15/2025	1,325,000		1,336,206
U.S. Treasury Notes	4.25	12/31/2024	520,000		519,837
U.S. Treasury Notes	4.38	10/31/2024	1,580,000		1,579,753
U.S. Treasury Notes	4.50	11/15/2025	1,065,000		1,081,287
U.S. Treasury Notes	4.50	11/30/2024	1,515,000		1,518,847
U.S. Treasury Notes	4.63	3/15/2026	1,600,000		1,638,437
U.S. Treasury Notes	4.63	2/28/2025	1,265,000	[a]	1,275,575
				274,767,783
Utilities - 2.1%
AEP Texas, Inc., Sr. Unscd. Notes, Ser. H	3.45	1/15/2050	200,000		149,579
Alabama Power Co., Sr. Unscd. Notes	3.13	7/15/2051	150,000		107,183
Alabama Power Co., Sr. Unscd. Notes, Ser. B	3.70	12/1/2047	100,000		80,003
Ameren Illinois Co., First Mortgage Bonds	1.55	11/15/2030	200,000		163,321
Ameren Illinois Co., First Mortgage Bonds	4.50	3/15/2049	250,000		233,151
American Water Capital Corp., Sr. Unscd. Notes	3.75	9/1/2047	110,000		90,497
Arizona Public Service Co., Sr. Unscd. Notes	4.25	3/1/2049	250,000		204,533
Atmos Energy Corp., Sr. Unscd. Notes	1.50	1/15/2031	300,000		242,160
Berkshire Hathaway Energy Co., Sr. Unscd. Notes	3.80	7/15/2048	200,000		164,663
Berkshire Hathaway Energy Co., Sr. Unscd. Notes	5.15	11/15/2043	250,000		251,326
Commonwealth Edison Co., First Mortgage Bonds	4.00	3/1/2049	250,000		213,085
Consolidated Edison Company of New York, Inc., Sr. Unscd. Debs., Ser. 06-B	6.20	6/15/2036	200,000		222,570
Constellation Energy Generation LLC, Sr. Unscd. Notes	6.25	10/1/2039	200,000		212,392
Consumers Energy Co., First Mortgage Bonds	2.65	8/15/2052	100,000		67,719
Dominion Energy, Inc., Sr. Unscd. Notes, Ser. A	1.45	4/15/2026	200,000		181,988
Dominion Energy, Inc., Sr. Unscd. Notes, Ser. C	3.38	4/1/2030	200,000		182,623
Dominion Energy, Inc., Sr. Unscd. Notes, Ser. E	6.30	3/15/2033	100,000		110,461
DTE Electric Co., First Mortgage Bonds	2.95	3/1/2050	250,000		178,135

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Bonds and Notes - 99.4% (continued)
Utilities - 2.1% (continued)
DTE Electric Co., First Mortgage Bonds, Ser. C	2.63	3/1/2031	250,000	218,799
Duke Energy Carolinas LLC, First Mortgage Bonds	2.45	2/1/2030	200,000	176,154
Duke Energy Carolinas LLC, First Mortgage Bonds	3.20	8/15/2049	200,000	149,186
Duke Energy Corp., Sr. Unscd. Notes	4.50	8/15/2032	200,000	194,236
Duke Energy Florida LLC, First Mortgage Bonds	6.40	6/15/2038	150,000	171,145
Duke Energy Ohio, Inc., First Mortgage Bonds	5.65	4/1/2053	200,000	212,802
Duke Energy Progress NC Storm Funding LLC, Sr. Scd. Notes, Ser. A2	2.39	7/1/2037	150,000	125,065
Emera US Finance LP, Gtd. Notes	4.75	6/15/2046	100,000	83,290
Entergy Louisiana LLC, First Mortgage Bonds	1.60	12/15/2030	200,000	160,178
Entergy Louisiana LLC, Mortgage Note	0.95	10/1/2024	300,000	284,402
Evergy Kansas Central, Inc., First Mortgage Bonds	3.45	4/15/2050	150,000	113,412
Evergy Metro, Inc., Mortgage Bonds	4.95	4/15/2033	100,000	100,590
Florida Power & Light Co., First Mortgage Bonds	3.70	12/1/2047	50,000	42,287
Florida Power & Light Co., First Mortgage Bonds	3.99	3/1/2049	200,000	174,405
Florida Power & Light Co., First Mortgage Bonds	4.05	10/1/2044	200,000	177,223
Georgia Power Co., Sr. Unscd. Notes	3.25	3/30/2027	250,000	238,749
Hydro-Quebec, Govt. Gtd. Debs., Ser. HK	9.38	4/15/2030	20,000	26,033
Idaho Power Co., First Mortgage Bonds, Ser. K	4.20	3/1/2048	217,000	190,024
Indiana Michigan Power Co., Sr. Unscd. Notes	6.05	3/15/2037	300,000	327,712
Interstate Power & Light Co., Sr. Unscd. Debs.	3.70	9/15/2046	150,000	117,202
Interstate Power & Light Co., Sr. Unscd. Notes	4.10	9/26/2028	150,000	147,663
National Rural Utilities Cooperative Finance Corp., Scd. Notes	4.15	12/15/2032	200,000	191,715
National Rural Utilities Cooperative Finance Corp., Sr. Unscd. Notes	4.45	3/13/2026	100,000	100,438
NextEra Energy Capital Holdings, Inc., Gtd. Debs.	5.65	5/1/2079	300,000	272,402

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Bonds and Notes - 99.4% (continued)
Utilities - 2.1% (continued)
NextEra Energy Capital Holdings, Inc., Gtd. Notes	4.26	9/1/2024	200,000	198,161
NextEra Energy Capital Holdings, Inc., Gtd. Notes	4.90	2/28/2028	100,000	101,260
NextEra Energy Capital Holdings, Inc., Gtd. Notes	5.00	2/28/2030	100,000	101,154
NextEra Energy Capital Holdings, Inc., Gtd. Notes	5.05	2/28/2033	100,000	101,144
NextEra Energy Capital Holdings, Inc., Gtd. Notes	5.25	2/28/2053	30,000	29,725
NiSource, Inc., Sr. Unscd. Notes	0.95	8/15/2025	500,000	459,398
NiSource, Inc., Sr. Unscd. Notes	1.70	2/15/2031	500,000	402,133
Oncor Electric Delivery Co., LLC, Sr. Scd. Notes	4.95	9/15/2052	200,000	197,490
Oncor Electric Delivery Co., LLC, Sr. Scd. Notes	5.75	3/15/2029	170,000	181,549
Pacific Gas & Electric Co., First Mortgage Bonds	3.15	1/1/2026	310,000	292,351
Pacific Gas & Electric Co., First Mortgage Bonds	4.50	7/1/2040	215,000	175,023
Pacific Gas & Electric Co., First Mortgage Bonds	4.95	7/1/2050	245,000	199,661
PacifiCorp, First Mortgage Bonds	4.15	2/15/2050	300,000	259,040
PECO Energy Co., First Mortgage Bonds	2.85	9/15/2051	200,000	137,730
PG&E Wildfire Recovery Funding LLC, Sr. Scd. Bonds, Ser. A2	4.72	6/1/2037	100,000	101,177
PG&E Wildfire Recovery Funding LLC, Sr. Scd. Bonds, Ser. A4	5.21	12/1/2047	100,000	102,674
PPL Electric Utilities Corp., First Mortgage Bonds	3.00	10/1/2049	100,000	73,364
PPL Electric Utilities Corp., First Mortgage Bonds	4.75	7/15/2043	200,000	193,379
Progress Energy, Inc., Sr. Unscd. Notes	7.75	3/1/2031	280,000	327,643
Public Service Enterprise Group, Inc., Sr. Unscd. Notes	0.80	8/15/2025	150,000	137,414
Public Service Enterprise Group, Inc., Sr. Unscd. Notes	1.60	8/15/2030	200,000	162,423
Puget Sound Energy, Inc., Sr. Scd. Notes	3.25	9/15/2049	150,000	111,782
San Diego Gas & Electric Co., First Mortgage Bonds, Ser. UUU	3.32	4/15/2050	100,000	75,223
San Diego Gas & Electric Co., Sr. Scd. Bonds, Ser. VVV	1.70	10/1/2030	100,000	82,434
Sempra Energy, Sr. Unscd. Notes	4.00	2/1/2048	50,000	40,792

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Bonds and Notes - 99.4% (continued)
Utilities - 2.1% (continued)
Southern California Edison Co., First Mortgage Bonds	5.95	11/1/2032	200,000	217,754
Southern California Edison Co., First Mortgage Bonds	3.65	2/1/2050	300,000	233,977
Southern California Edison Co., Sr. Unscd. Notes	6.65	4/1/2029	200,000	215,738
Southern Co. Gas Capital Corp., Gtd. Notes, Ser. 21A	3.15	9/30/2051	200,000	138,885
Southernwestern Public Service Co., First Mortgage Bonds	3.40	8/15/2046	350,000	264,509
Southwestern Electric Power Co., Sr. Unscd. Notes, Ser. M	4.10	9/15/2028	150,000	146,189
Tampa Electric Co., Sr. Unscd. Notes	3.88	7/12/2024	100,000	98,395
Tampa Electric Co., Sr. Unscd. Notes	4.35	5/15/2044	250,000	218,443
Tucson Electric Power Co., Sr. Unscd. Notes	4.00	6/15/2050	250,000	203,871
Virginia Electric & Power Co., Sr. Unscd. Notes, Ser. B	3.75	5/15/2027	300,000	293,983
Virginia Electric & Power Co., Sr. Unscd. Notes, Ser. C	4.63	5/15/2052	100,000	91,856
Washington Gas Light Co., Sr. Unscd. Notes, Ser. K	3.80	9/15/2046	150,000	120,755
WEC Energy Group, Inc., Sr. Unscd. Notes	5.15	10/1/2027	200,000	204,551
Wisconsin Electric Power Co., Sr. Unscd. Debs.	4.75	9/30/2032	200,000	201,911
Xcel Energy, Inc., Sr. Unscd. Notes	6.50	7/1/2036	200,000	223,570
				14,169,012
Total Bonds and Notes (cost $713,243,129)			668,278,976

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	1-Day Yield (%)	Shares	Value ($)
Investment Companies - 6.6%
Registered Investment Companies - 6.6%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares (cost $44,369,586)	4.96	44,369,586	[f] 44,369,586

Investment of Cash Collateral for Securities Loaned - 1.2%
Registered Investment Companies - 1.2%
Dreyfus Institutional Preferred Government Plus Money Market Fund, SL Shares (cost $8,256,245)	4.96	8,256,245	[f] 8,256,245
Total Investments (cost $765,868,960)		107.2%	720,904,807
Liabilities, Less Cash and Receivables		(7.2%)	(48,384,507)
Net Assets		100.0%	672,520,300

a Security, or portion thereof, on loan. At April 30, 2023, the value of the fund’s securities on loan was $36,718,050 and the value of the collateral was $40,097,543, consisting of cash collateral of $8,256,245 and U.S. Government & Agency securities valued at $31,841,298. In addition, the value of collateral may include pending sales that are also on loan.

b Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At April 30, 2023, these securities were valued at $1,301,173 or .19% of net assets.

c The Federal Housing Finance Agency (“FHFA”) placed the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association into conservatorship with FHFA as the conservator. As such, the FHFA oversees the continuing affairs of these companies.

d Variable rate security—interest rate resets periodically and rate shown is the interest rate in effect at period end. Security description also includes the reference rate and spread if published and available.

e Purchased on a forward commitment basis.

f Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

Portfolio Summary (Unaudited) †	Value (%)
Government	45.4
Mortgage Securities	28.8
Financial	8.3
Investment Companies	7.8
Consumer, Non-cyclical	4.5
Communications	2.3
Utilities	2.1
Technology	2.0
Consumer, Cyclical	1.7
Energy	1.7
Industrial	1.6
Basic Materials	.6
Asset Backed Securities	.4
Banks	.0
107.2

† Based on net assets.

See notes to financial statements.

TBA Sale Commitments
Description	Principal Amount ($)		Value ($)
Bonds and Notes .0%
U.S. Government Agencies Mortgage-Backed .0%
Federal National Mortgage Association
2.50%	(125,000)	[a]	(116,196)
3.00%	(125,000)	[a]	(112,422)
Total Sale Commitments (proceeds $228,429)		(228,618)

a The Federal Housing Finance Agency (“FHFA”) placed the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association into conservatorship with FHFA as the conservator. As such, the FHFA oversees the continuing affairs of these companies.

See notes to financial statements.

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Affiliated Issuers
Description	Value ($) 10/31/2022	Purchases ($)†	Sales ($)	Value ($) 4/30/2023	Dividends/ Distributions ($)
Registered Investment Companies - 6.6%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares - 6.6%	39,615,011	42,710,229	(37,955,654)	44,369,586	863,268
Investment of Cash Collateral for Securities Loaned - 1.2%
Dreyfus Institutional Preferred Government Plus Money Market Fund, SL Shares - 1.2%	5,463,708	49,928,106	(47,135,569)	8,256,245	45,157	††
Total - 7.8%	45,078,719	92,638,335	(85,091,223)	52,625,831	908,425

† Includes reinvested dividends/distributions.

†† Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES
April 30, 2023 (Unaudited)

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $36,718,050)—Note 1(c):
Unaffiliated issuers	713,243,129	668,278,976
Affiliated issuers	52,625,831	52,625,831
Receivable for investment securities sold		17,368,209
Dividends, interest and securities lending income receivable		4,623,386
Receivable for shares of Common Stock subscribed		1,051,005
Tax reclaim receivable—Note 1(b)		495
		743,947,902
Liabilities ($):
Due to BNY Mellon Investment Adviser, Inc. and affiliates—Note 3(b)		123,798
Cash overdraft due to Custodian		100,348
Payable for investment securities purchased		62,386,196
Liability for securities on loan—Note 1(c)		8,256,245
Payable for shares of Common Stock redeemed		326,907
TBA sale commitments, at value (proceeds $228,429)—Note 4		228,618
Directors’ fees and expenses payable		5,490
		71,427,602
Net Assets ($)		672,520,300
Composition of Net Assets ($):
Paid-in capital		745,254,271
Total distributable earnings (loss)		(72,733,971)
Net Assets ($)		672,520,300

Net Asset Value Per Share	Class I	Investor Shares
Net Assets ($)	443,396,323	229,123,977
Shares Outstanding	48,398,236	25,017,633
Net Asset Value Per Share ($)	9.16	9.16

See notes to financial statements.

STATEMENT OF OPERATIONS
Six Months Ended April 30, 2023 (Unaudited)

Investment Income ($):
Income:
Interest	9,609,797
Dividends from affiliated issuers	863,268
Income from securities lending—Note 1(c)	45,157
Total Income	10,518,222
Expenses:
Management fee—Note 3(a)	487,000
Distribution fees—Note 3(b)	275,474
Directors’ fees—Note 3(a,c)	38,000
Loan commitment fees—Note 2	1,269
Total Expenses	801,743
Less—Directors’ fees reimbursed by BNY Mellon Investment Adviser, Inc.—Note 3(a)	(38,000)
Net Expenses	763,743
Net Investment Income	9,754,479
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	(4,839,138)
Net change in unrealized appreciation (depreciation) on investments	37,349,702
Net Realized and Unrealized Gain (Loss) on Investments	32,510,564
Net Increase in Net Assets Resulting from Operations	42,265,043

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended April 30, 2023 (Unaudited)	Year Ended October 31, 2022
Operations ($):
Net investment income	9,754,479	15,712,856
Net realized gain (loss) on investments	(4,839,138)	(20,538,558)
Net change in unrealized appreciation (depreciation) on investments	37,349,702	(121,776,432)
Net Increase (Decrease) in Net Assets Resulting from Operations	42,265,043	(126,602,134)
Distributions ($):
Distributions to shareholders:
Class I	(6,592,838)	(18,017,721)
Investor Shares	(3,118,906)	(7,010,349)
Total Distributions	(9,711,744)	(25,028,070)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class I	55,777,438	174,463,217
Investor Shares	28,212,456	70,680,691
Distributions reinvested:
Class I	5,801,858	15,834,214
Investor Shares	3,040,151	6,732,966
Cost of shares redeemed:
Class I	(62,677,751)	(397,717,134)
Investor Shares	(24,754,285)	(96,114,531)
Increase (Decrease) in Net Assets from Capital Stock Transactions	5,399,867	(226,120,577)
Total Increase (Decrease) in Net Assets	37,953,166	(377,750,781)
Net Assets ($):
Beginning of Period	634,567,134	1,012,317,915
End of Period	672,520,300	634,567,134
Capital Share Transactions (Shares):
Class Ia
Shares sold	6,143,162	17,902,867
Shares issued for distributions reinvested	640,364	1,586,879
Shares redeemed	(6,913,004)	(39,611,422)
Net Increase (Decrease) in Shares Outstanding	(129,478)	(20,121,676)
Investor Shares[a]
Shares sold	3,126,330	7,319,581
Shares issued for distributions reinvested	335,576	679,824
Shares redeemed	(2,747,141)	(9,657,071)
Net Increase (Decrease) in Shares Outstanding	714,765	(1,657,666)

[a]	During the period ended April 30, 2023, 783 Class Investor shares representing $6,925 were automactically converted to 783 Class I shares.
See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. These figures have been derived from the fund’s financial statements.

50

60

Six Months Ended
Class I Shares	April 30, 2023	Year Ended October 31,
(Unaudited)		2022	2021	2020	2019	2018
Per Share Data ($):
Net asset value, beginning of period	8.71	10.70	11.01	10.64	9.83	10.34
Investment Operations:
Net investment income[a]	.14	.21	.19	.24	.28	.26
Net realized and unrealized gain (loss) on investments	.45	(1.88)	(.25)	.40	.82	(.49)
Total from Investment Operations	.59	(1.67)	(.06)	.64	1.10	(.23)
Distributions:
Dividends from net investment income	(.14)	(.22)	(.21)	(.27)	(.29)	(.27)
Dividends from net realized gain on investments	-	(.10)	(.04)	-	(.00)[b]	(.01)
Total Distributions	(.14)	(.32)	(.25)	(.27)	(.29)	(.28)
Net asset value, end of period	9.16	8.71	10.70	11.01	10.64	9.83
Total Return (%)	6.78[c]	(15.94)	(.51)	6.02	11.40	(2.27)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.16[d]	.16	.16	.16	.16	.16[e]
Ratio of net expenses to average net assets	.15[d]	.15	.15	.15	.15	.15
Ratio of net investment income to average net assets	3.09[d]	2.15	1.71	2.23	2.74	2.58
Portfolio Turnover Rate[f]	77.94[c]	248.23	183.21	133.65	125.67	156.30
Net Assets, end of period ($ x 1,000)	443,396	422,862	734,596	897,174	815,817	801,263

a Based on average shares outstanding.

b Amount represents less than $.01 per share.

c Not annualized.

d Annualized.

e The ratio has been corrected due to immaterial correction within the October 31, 2018 shareholder report which reflected total expense ratio of .21.

f The portfolio turnover rates excluding mortgage dollar roll transactions for the periods ended April 30, 2023 and October 31, 2022, 2021, 2020, 2019, and 2018 were 45.18%, 143.06%, 145.54%, 113.32%, 90.56%, and 77.41%, respectively.

See notes to financial statements.

Six Months Ended
Investor Shares	April 30, 2023	Year Ended October 31,
(Unaudited)		2022	2021	2020	2019	2018
Per Share Data ($):
Net asset value, beginning of period	8.71	10.70	11.00	10.64	9.83	10.33
Investment Operations:
Net investment income[a]	.13	.19	.16	.22	.26	.23
Net realized and unrealized gain (loss) on investments	.45	(1.88)	(.24)	.38	.82	(.47)
Total from Investment Operations	.58	(1.69)	(.08)	.60	1.08	(.24)
Distributions:
Dividends from net investment income	(.13)	(.20)	(.18)	(.24)	(.27)	(.25)
Dividends from net realized gain on investments	-	(.10)	(.04)	-	(.00)[b]	(.01)
Total Distributions	(.13)	(.30)	(.22)	(.24)	(.27)	(.26)
Net asset value, end of period	9.16	8.71	10.70	11.00	10.64	9.83
Total Return (%)	6.65[c]	(16.15)	(.67)	5.67	11.12	(2.42)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.41[d]	.41	.41	.41	.41	.41[e]
Ratio of net expenses to average net assets	.40[d]	.40	.40	.40	.40	.40
Ratio of net investment income to average net assets	2.84[d]	1.91	1.46	2.01	2.51	2.33
Portfolio Turnover Rate[f]	77.94[c]	248.23	183.21	133.65	125.67	156.30
Net Assets, end of period ($ x 1,000)	229,124	211,706	277,722	335,180	342,772	397,658

a Based on average shares outstanding.

b Amount represents less than $.01 per share.

c Not annualized.

d Annualized.

e The ratio has been corrected due to immaterial correction within the October 31, 2018 shareholder report which reflected total expense ratio of .46.

f The portfolio turnover rates excluding mortgage dollar roll transactions for the periods ended April 30, 2023 and October 31, 2022, 2021, 2020, 2019 and 2018 were 45.18%, 143.06%, 145.54%, 113.32%, 90.56% and 77.41%, respectively.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

BNY Mellon Bond Market Index Fund (the “fund”) is a separate diversified series of BNY Mellon Investment Funds IV, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering four series, including the fund. The fund’s investment objective is to seek to match the total return of the Bloomberg U.S. Aggregate Bond Index. BNY Mellon Investment Adviser, Inc. (the “Adviser”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

BNY Mellon Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Adviser, is the distributor of the fund’s shares, which are sold to the public without a sales charge. The fund is authorized to issue 500 million shares of $.001 par value Common Stock in each of the following classes of shares: Class I and Investor. Class I shares are sold primarily to bank trust departments and other financial service providers (including BNY Mellon and its affiliates), acting on behalf of customers having a qualified trust or an investment account or relationship at such institution, and bear no Distribution Plan fees. Investor shares are sold primarily to retail investors through financial intermediaries and bear Distribution Plan fees. Differences between the two classes include the services offered to and the expenses borne by each class, as well as their minimum purchase and account balance requirements. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

The Company’s Board of Directors (the “Board”) has designated the Adviser as the fund’s valuation designee to make all fair value determinations with respect to the fund’s portfolio investments, subject to the Board’s oversight and pursuant to Rule 2a-5 under the Act.

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Registered investment companies that are not traded on an exchange are valued at their net asset value and are generally categorized within Level 1 of the fair value hierarchy.

Investments in debt securities, excluding short-term investments (other than U.S. Treasury Bills) are valued each business day by one or more independent pricing services (each, a “Service”) approved by the Board. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of a Service are valued at the mean between the quoted bid prices (as obtained by a Service from dealers in such securities) and asked prices (as calculated by a Service based upon its evaluation of the market for such securities). Securities are valued as determined by a Service, based on methods which include consideration of the following: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. The Services are engaged under the general supervision of the Board. These securities are generally categorized within Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

The following is a summary of the inputs used as of April 30, 2023 in valuing the fund’s investments:

	Level 1-Unadjusted Quoted Prices	Level 2- Other Significant Observable Inputs	Level 3-Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:†
Asset-Backed Securities	-	2,662,077	-	2,662,077
Commercial Mortgage-Backed	-	6,593,901	-	6,593,901
Corporate Bonds	-	176,268,026	-	176,268,026
Foreign Governmental	-	8,572,040	-	8,572,040
Investment Companies	52,625,831	-	-	52,625,831
Municipal Securities	-	4,600,332	-	4,600,332
U.S. Government Agencies Collateralized Municipal-Backed Securities	-	5,356,750	-	5,356,750
U.S. Government Agencies Mortgage-Backed	-	181,244,682	-	181,244,682
U.S. Government Agencies Obligations	-	8,213,385	-	8,213,385
U.S. Treasury Securities	-	274,767,783	-	274,767,783
Liabilities ($)
Investments in Securities:†
U.S. Government Agencies Mortgage-Backed	-	(228,618)	-	(228,618)

† See Statement of Investments for additional detailed categorizations, if any.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with BNY Mellon, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Adviser, or U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, BNY Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis. During the period ended April 30, 2023, BNY Mellon earned $6,153 from the lending of the fund’s portfolio securities, pursuant to the securities lending agreement.

(c) Affiliated issuers: Investments in other investment companies advised by the Adviser are considered “affiliated” under the Act.

(d) Market Risk: The value of the securities in which the fund invests may be affected by political, regulatory, economic and social developments, and developments that impact specific economic sectors, industries or segments of the market. The value of a security may also decline due to general market conditions that are not specifically related to a particular company or industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, changes to inflation, adverse changes to credit markets or adverse investor sentiment generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed-income markets may negatively affect many issuers, which could adversely affect the fund. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies world-wide. Recent examples include pandemic risks related to COVID-19 and aggressive measures taken world-wide in response by governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines of large populations, and by businesses, including changes to operations and reducing staff.

Debt Risk: The fund invests in debt securities. Failure of an issuer of the debt securities to make timely interest or principal payments, or a decline or the perception of a decline in the credit quality of a debt security, can cause the debt security’s price to fall, potentially lowering the fund’s share price. In addition, the value of debt securities may decline due to general market conditions that are not specifically related to a particular issuer, such as real or perceived adverse economic conditions, changes in outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment. Such values may also decline because of factors that affect a particular industry.

(e) Dividends and distributions to shareholders: It is the policy of the fund to declare dividends daily from net investment income. Such dividends are paid monthly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(f) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended April 30, 2023, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended April 30, 2023, the fund did not incur any interest or penalties.

Each tax year in the three-year period ended October 31, 2022 remains subject to examination by the Internal Revenue Service and state taxing authorities.

The fund is permitted to carry forward capital losses for an unlimited period. Furthermore, capital loss carryovers retain their character as either short-term or long-term capital losses.

The fund has an unused capital loss carryover of $20,683,158 available for federal income tax purposes to be applied against future net realized capital gains, if any, realized subsequent to October 31, 2022. The fund has $19,309,922 of short-term capital losses and $1,373,236 of long-term capital losses which can be carried forward for an unlimited period.

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

The tax character of distributions paid to shareholders during the fiscal year ended October 31, 2022 was as follows: ordinary income $16,878,725 and long-term capital gains $8,149,345. The tax character of current year distributions will be determined at the end of the current fiscal year.

(g) New accounting pronouncements: In 2020, the FASB issued Accounting Standards Update No. 2020-04, Reference Rate Reform (Topic 848): Facilitation of the Effects of Reference Rate Reform on Financial Reporting, which provides optional guidance to ease the potential burden in accounting for (or recognizing the effects of) reference rate reform on financial reporting.

The objective of the guidance in Topic 848 is to provide temporary relief during the transition period. The FASB included a sunset provision within Topic 848 based on expectations of when the London Interbank Offered Rate (“LIBOR”) would cease being published. At the time that Update 2020-04 was issued, the UK Financial Conduct Authority (FCA) had established its intent that it would no longer be necessary to persuade, or compel, banks to submit to LIBOR after December 31, 2021. As a result, the sunset provision was set for December 31, 2022—12 months after the expected cessation date of all currencies and tenors of LIBOR.

In March 2021, the FCA announced that the intended cessation date of the overnight 1-, 3-, 6-, and 12-month tenors of USD LIBOR would be June 30, 2023, which is beyond the current sunset date of Topic 848.

Because the current relief in Topic 848 may not cover a period of time during which a significant number of modifications may take place, the amendments in this Update defer the sunset date of Topic 848 from December 31, 2022, to December 31, 2024 (“FASB Sunset Date”), after which entities will no longer be permitted to apply the relief in Topic 848.

Management had evaluated the impact of Topic 848 on the fund’s investments, derivatives, debt and other contracts that will undergo reference rate-related modifications as a result of the Reference Rate Reform. Management has no concerns in adopting Topic 848 by FASB Sunset Date. Management will continue to work with other financial institutions and counterparties to modify contracts as required by applicable regulation and within the regulatory deadlines. As of April 30, 2023, management believes these accounting standards have no impact on the fund and does not have any concerns of adopting the regulations by FASB Sunset Date.

NOTE 2—Bank Lines of Credit:

The fund participates with other long-term open-end funds managed by the Adviser in a $823.5 million unsecured credit facility led by Citibank, N.A. (the “Citibank Credit Facility”) and a $300 million unsecured credit facility provided by BNY Mellon (the “BNYM Credit Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions (each, a “Facility”). The Citibank Credit Facility is available in two tranches: (i) Tranche A is in an amount equal to $688.5 million and is available to all long-term open-ended funds, including the fund, and (ii) Tranche B is an amount equal to $135 million and is available only to BNY Mellon Floating Rate Income Fund, a series of BNY Mellon Investment Funds IV, Inc. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for Tranche A of the Citibank Credit Facility and the BNYM Credit Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended April 30, 2023, the fund did not borrow under the Facilities.

NOTE 3—Management Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with the Adviser, the Adviser provides or arranges for one or more third parties and/or affiliates to provide investment advisory, administrative, custody, fund accounting and transfer agency services to the fund. The Adviser also directs the investments of the fund in accordance with its investment objective, policies and limitations. For these services, the fund is contractually obligated to pay the Adviser a fee, calculated daily and paid monthly, at the annual rate of .15% of the value of the fund’s average daily net assets. The Adviser has agreed in its investment management agreement with the fund to: (1) pay all of the fund’s direct expenses, except management fees, Rule 12b-1 Distribution Plan fees and certain other expenses, including the fees and expenses of the non-interested board members and their counsel, and (2) reduce its fees pursuant to the investment management agreement in an amount equal to the fund’s allocable portion of the fees and expenses of the non-interested board members and their counsel. These provisions in the investment management agreement may not be amended without the approval of the fund’s shareholders. During the period ended April 30, 2023, fees reimbursed by the Adviser amounted to $38,000.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Investor shares may pay annually up to .25% of the value of its average daily net assets to compensate the Distributor for shareholder servicing activities primarily intended to result in the sale of Investor

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

shares. During the period ended April 30, 2023, Investor shares were charged $275,474 pursuant to the Distribution Plan.

Under its terms, the Distribution Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of a majority of those Directors who are not “interested persons” of the Company and who have no direct or indirect financial interest in the operation of or in any agreement related to the Distribution Plan.

The fund has an arrangement with The Bank of New York Mellon (the “Custodian”), a subsidiary of BNY Mellon and an affiliate of the Adviser, whereby the fund will receive interest income or be charged overdraft fees when cash balances are maintained. For financial reporting purposes, the fund includes this interest income and overdraft fees, if any, as interest income in the Statement of Operations.

The components of “Due to BNY Mellon Investment Adviser, Inc. and affiliates” in the Statement of Assets and Liabilities consist of: management fee of $82,482 and Distribution Plan fees of $46,816, which are offset against an expense reimbursement currently in effect in the amount of $5,500.

(c) Each board member also serves as a board member of other funds in the BNY Mellon Family of Funds complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales (including paydowns) of investment securities, excluding short-term securities, during the period ended April 30, 2023, amounted to $512,034,032 and $506,147,444, respectively, of which $212,416,883 in purchases and $212,280,976 in sales were from mortgage dollar transactions.

Mortgage Dollar Rolls: A mortgage dollar roll transaction involves a sale by the fund of mortgage related securities that it holds with an agreement by the fund to repurchase similar securities at an agreed upon price and date. The securities purchased will bear the same interest rate as those sold, but generally will be collateralized by pools of mortgages with different prepayment histories than those securities sold. The fund accounts for mortgage dollar rolls as purchases and sales transactions. The fund executes mortgage dollar rolls entirely in the To-Be-Announced (“TBA”) market.

TBA Securities: During the period ended April 30, 2023, the fund transacted in TBA securities that involved buying or selling mortgage-backed securities on a forward commitment basis. A TBA transaction typically does not designate the actual security to be delivered and only includes an approximate principal amount; however, delivered securities must meet specified terms defined by industry guidelines, including issuer, rate and current principal amount outstanding on underlying mortgage pools. TBA securities subject to a forward commitment to sell at period end are included at the end of the fund’s Statement of Investments. The proceeds and value of these commitments are reflected in the fund’s Statement of Assets and Liabilities as Receivable for TBA sale commitments (included in receivable securities sold) and TBA sale commitments, at value, respectively.

At April 30, 2023, accumulated net unrealized depreciation on investments was $44,964,342, consisting of $3,157,022 gross unrealized appreciation and $48,121,364 gross unrealized depreciation.

At April 30, 2023, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AGREEMENT (Unaudited)

At a meeting of the fund’s Board of Directors held on March 6-7, 2023, the Board considered the renewal of the fund’s Investment Management Agreement pursuant to which the Adviser provides the fund with investment advisory and administrative services (the “Agreement”). The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Adviser. In considering the renewal of the Agreement, the Board considered several factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund. The Board considered information provided to it at the meeting and in previous presentations from representatives of the Adviser regarding the nature, extent, and quality of the services provided to funds in the BNY Mellon fund complex, including the fund. The Adviser provided the number of open accounts in the fund, the fund’s asset size and the allocation of fund assets among distribution channels. The Adviser also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the BNY Mellon fund complex (such as retail direct or intermediary, in which intermediaries typically are paid by the fund and/or the Adviser) and the Adviser’s corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each intermediary or distribution channel, as applicable to the fund.

The Board also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that the Adviser also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board also considered the Adviser’s extensive administrative, accounting and compliance infrastructures.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board reviewed reports prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data based on classifications provided by Thomson Reuters Lipper (“Lipper”), which included information comparing (1) the performance of the fund’s Class I shares with the performance of two other institutional core bond index funds selected by Broadridge as comparable to the fund (the “Performance Group”) and with a broader group of funds consisting of all retail and institutional core bond funds (the “Performance Universe”), all for various periods ended December 31, 2022, and (2) the fund’s actual and contractual management fees and total expenses with those of the same group of funds in the Performance Group (the “Expense Group”) and with a broader group of all institutional core bond index funds, excluding outliers (the “Expense Universe”), the information for which was derived in part from fund financial statements available to

Broadridge as of the date of its analysis. The Adviser previously had furnished the Board with a description of the methodology Broadridge used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

Performance Comparisons. Representatives of the Adviser stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations and policies that may be applicable to the fund and comparison funds and the end date selected. The Board also considered the fund’s performance in light of overall financial market conditions. The Board discussed with representatives of the Adviser the results of the comparisons and considered that the fund’s total return performance was at the Performance Group median for all periods, except for the ten-year period (when there was only one other fund in the Performance Group) when the fund’s total return performance was below the Performance Group median, and was below the Performance Universe median for all periods, except for the one- and two-year periods when the fund’s total return performance was above the Performance Group median. The Board also considered that the fund’s yield performance was at or above the Performance Group medians for eight of the ten one-year periods ended December 31st and at or above the Performance Universe medians for nine of the ten one-year periods ended December 31st. The Board considered the relative proximity of the fund’s performance to the Performance Group and Performance Universe medians during the periods under review. It was noted that there were no more than two other funds in the Performance Group during the periods under review. The Adviser also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index.

Management Fee and Expense Ratio Comparisons. The Board reviewed and considered the contractual management fee rate payable by the fund to the Adviser in light of the nature, extent and quality of the management services provided by the Adviser. In addition, the Board reviewed and considered the actual management fee rate paid by the fund over the fund’s last fiscal year. The Board also reviewed the range of actual and contractual management fees and total expenses as a percentage of average net assets of the Expense Group and Expense Universe funds and discussed the results of the comparisons.

The Board noted that the Adviser pays all fund expenses, other than the actual management fee and certain other expenses. Because of the fund’s “unitary fee” structure, the Board recognized that the fund’s fees and expenses will vary within a much smaller range and the Adviser will bear the risk that fund expenses may increase over time. On the other hand, the Board noted that it is possible that the Adviser could earn a profit on the fees charged under the Agreement and would benefit from any price decreases in third-party services covered by the Agreement. Taking into account the fund’s “unitary” fee structure, the Board considered that the fund’s contractual management fee was higher than the Expense Group median contractual management fee, the fund’s actual management fee was higher than the Expense Group median and Expense Universe median actual management fee and the fund’s total expenses were

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AGREEMENT (Unaudited) (continued)

higher than the Expense Group median and equal to the Expense Universe median total expenses.

Representatives of the Adviser reviewed with the Board the management or investment advisory fees (1) paid by funds advised by the Adviser that are in the same Lipper category as the fund and (2) paid to the Adviser or its affiliates for advising any separate accounts and/or other types of client portfolios that are considered to have similar investment strategies and policies as the fund (the “Similar Clients”), and explained the nature of the Similar Clients. They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors, noting the fund’s “unitary” fee structure. The Board considered the relevance of the fee information provided for the Similar Clients to evaluate the appropriateness of the fund’s management fee.

Analysis of Profitability and Economies of Scale. Representatives of the Adviser reviewed the expenses allocated and profit received by the Adviser and its affiliates and the resulting profitability percentage for managing the fund and the aggregate profitability percentage to the Adviser and its affiliates for managing the funds in the BNY Mellon fund complex, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not excessive, given the services rendered and service levels provided by the Adviser and its affiliates. The Board also had been provided with information prepared by an independent consulting firm regarding the Adviser’s approach to allocating costs to, and determining the profitability of, individual funds and the entire BNY Mellon fund complex. The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

The Board considered, on the advice of its counsel, the profitability analysis (1) as part of its evaluation of whether the fee under the Agreement, considered in relation to the mix of services provided by the Adviser, including the nature, extent and quality of such services, supported the renewal of the Agreement and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Representatives of the Adviser stated that a discussion of economies of scale is predicated on a fund having achieved a substantial size with increasing assets and that, if a fund’s assets had been stable or decreasing, the possibility that the Adviser may have realized any economies of scale would be less. Representatives of the Adviser also stated that, as a result of shared and allocated costs among funds in the BNY Mellon fund complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the fund’s asset level. The Board also considered potential benefits to the Adviser from acting as investment adviser and took into consideration that there were no soft dollar arrangements in effect for trading the fund’s investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreement. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

• The Board concluded that the nature, extent and quality of the services provided by the Adviser are adequate and appropriate.

• The Board generally was satisfied with the fund’s relative performance.

• The Board concluded that the fees paid to the Adviser continued to be appropriate under the circumstances and in light of the factors and the totality of the services provided as discussed above.

• The Board determined that the economies of scale which may accrue to the Adviser and its affiliates in connection with the management of the fund had been adequately considered by the Adviser in connection with the fee rate charged to the fund pursuant to the Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

In evaluating the Agreement, the Board considered these conclusions and determinations and also relied on its previous knowledge, gained through meetings and other interactions with the Adviser and its affiliates, of the Adviser and the services provided to the fund by the Adviser. The Board also relied on information received on a routine and regular basis throughout the year relating to the operations of the fund and the investment management and other services provided under the Agreement, including information on the investment performance of the fund in comparison to similar mutual funds and benchmark performance indices; general market outlook as applicable to the fund; and compliance reports. In addition, the Board’s consideration of the contractual fee arrangements for the fund had the benefit of a number of years of reviews of the Agreement for the fund, or substantially similar agreements for other BNY Mellon funds that the Board oversees, during which lengthy discussions took place between the Board and representatives of the Adviser. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on its consideration of the fund’s arrangements, or substantially similar arrangements for other BNY Mellon funds that the Board oversees, in prior years. The Board determined to renew the Agreement.

LIQUIDITY RISK MANAGEMENT PROGRAM (Unaudited)

The fund adopted a liquidity risk management program (the “Liquidity Risk Management Program”) pursuant to the requirements of Rule 22e-4 under the Investment Company Act of 1940, as amended. Rule 22e-4 requires registered open-end funds, including mutual funds and exchange-traded funds but not money market funds, to establish liquidity risk management programs in order to effectively manage fund liquidity and shareholder redemptions. The rule is designed to mitigate the risk that a fund could not meet redemption requests without significantly diluting the interests of remaining investors.

The rule requires the fund to assess, manage and review their liquidity risk at least annually considering applicable factors such as investment strategy and liquidity during normal and foreseeable stressed conditions, including whether the strategy is appropriate for an open-end fund and whether the fund has a relatively concentrated portfolio or large positions in particular issuers. The fund must also assess its use of borrowings and derivatives, short-term and long-term cash flow projections in normal and stressed conditions, holdings of cash and cash equivalents, and borrowing arrangements and other funding sources.

The rule also requires the fund to classify its investments as highly liquid, moderately liquid, less liquid or illiquid based on the number of days the fund expects it would take to liquidate the investment, and to review these classifications at least monthly or more often under certain conditions. The periods range from three or fewer business days for a highly liquid investment to greater than seven calendar days for settlement of a less liquid investment. Illiquid investments are those a fund does not expect to be able to sell or dispose of within seven calendar days without significantly changing the market value. The fund is prohibited from acquiring an investment if, after the acquisition, its holdings of illiquid assets will exceed 15% of its net assets. In addition, if a fund permits redemptions in-kind, the rule requires the fund to establish redemption in-kind policies and procedures governing how and when it will engage in such redemptions.

Pursuant to the rule’s requirements, the Liquidity Risk Management Program has been reviewed and approved by the Board. Furthermore, the Board has received a written report prepared by the Program’s Administrator that addresses the operation of the Program, assesses its adequacy and effectiveness and describes any material changes made to the Program.

Assessment of Program

In the opinion of the Program Administrator, the Program approved by the Board continues to be adequate for the fund and the Program has been implemented effectively. The Program Administrator has monitored the fund’s liquidity risk and the liquidity classification of the securities held by the fund and has determined that the Program is operating effectively.

During the period from January 1, 2022 to December 31, 2022, there were no material changes to the Program and no material liquidity events that impacted the fund. During the period, the fund held sufficient highly liquid assets to meet fund redemptions.

Under normal expected foreseeable fund redemption forecasts and foreseeable stressed fund redemption forecasts, the Program Administrator believes that the fund maintains sufficient highly liquid assets to meet expected fund redemptions.

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For More Information

BNY Mellon Bond Market Index Fund

240 Greenwich Street
New York, NY 10286

Adviser

BNY Mellon Investment Adviser, Inc.
240 Greenwich Street
New York, NY 10286

Custodian

The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

BNY Mellon Transfer, Inc.
240 Greenwich Street
New York, NY 10286

Distributor

BNY Mellon Securities Corporation
240 Greenwich Street
New York, NY 10286

Ticker Symbols:	Class I: DBIRX Investor: DBMIX

Telephone Call your financial representative or 1-800-373-9387

Mail The BNY Mellon Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@bnymellon.com

Internet Information can be viewed online or downloaded at www.im.bnymellon.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT. The fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.im.bnymellon.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-373-9387.

© 2023 BNY Mellon Securities Corporation 0310SA0423

BNY Mellon Institutional S&P 500 Stock Index Fund

SEMI-ANNUAL REPORT April 30, 2023

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.im.bnymellon.com and sign up for eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of BNY Mellon Investment Adviser, Inc. or any other person in the BNY Mellon Investment Adviser, Inc. organization. Any such views are subject to change at any time based upon market or other conditions and BNY Mellon Investment Adviser, Inc. disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund in the BNY Mellon Family of Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund in the BNY Mellon Family of Funds.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from November 1, 2022, through April 30, 2023, as provided by David France, CFA, Todd Frysinger, CFA, Vlasta Sheremeta, CFA, Michael Stoll and Marlene Walker Smith, Portfolio Managers.

Market and Fund Performance Overview

For the six-month period ended April 30, 2023, the BNY Mellon Institutional S&P 500 Stock Index Fund’s (the “fund”) Class I shares produced a total return of 8.48%.1 In comparison, the S&P 500® Index (the “Index”), the fund’s benchmark, returned 8.62% for the same period.2

Equities gained ground during the reporting period as inflationary pressures eased, the U.S. Federal Reserve (the “Fed”) reduced the pace of interest-rate hikes, and economic growth remained positive. The difference in returns between the fund and the Index resulted primarily from transaction costs and operating expenses that are not reflected in Index results.

The Fund’s Investment Approach

The fund seeks to match the total return of the Index. To pursue its goal, the fund normally invests at least 95% of its total assets in common stocks included in the Index. To replicate Index performance, the fund’s portfolio managers use a passive management approach and generally purchase all the securities comprising the Index (though, at times, the fund may invest in a representative sample of the Index). Because the fund has expenses, performance will tend to be slightly lower than that of the Index. The fund attempts to have a correlation between its performance and that of the Index of at least .95, before expenses. A correlation of 1.00 would mean that the fund and the Index were perfectly correlated.

The Index is an unmanaged index of 500 common stocks, chosen to reflect the industries of the U.S. economy, and is often considered a proxy for the stock market in general.

Equities Advance Despite Macroeconomic Concerns

Market sentiment proved volatile but positive during the reporting period, with hopes for continued economic growth outweighing concerns regarding persistently high levels of inflation and the impact of Fed rate hikes designed to curb inflation. In November 2022, as the period began, inflation averaged 7.1% on an annualized basis, down from the 9.1% peak set in June 2022 but well above the Fed target of 2%. On November 2nd, the Fed raised the benchmark federal funds rate from a range of 3.00%–3.25% to a range of 3.75%–4.00%, up from near zero eight months earlier. During the reporting period, the Fed raised rates three more times, totaling an additional 1.00%, while inflation steadily eased to 5.00% as of the most currently available figures. Although U.S. economic growth and corporate profits showed signs of moderating during this time, indications generally remained positive, supported by robust consumer spending, rising wages and low levels of unemployment. These encouraging economic trends lessened concerns that rising rates might tip the economy into a sharp recession. Accordingly, while equity markets frequently dipped or spiked in response to the economic news of the day, stocks trended higher on balance, led by growth-oriented issues in the communication services and information technology sectors.

2

Other factors aside from inflation and interest rates also played a role in market behavior during the period. The reopening of the Chinese economy in the fourth quarter of 2022, after lengthy COVID-19-related shutdowns, generally bolstered confidence, particularly as renewed Chinese activity did not appear to cause inflation to accelerate. On the negative side, a small number of high-profile, regional bank failures in the United States in the first quarter of 2023 raised fears of possible wider banking industry contagion and future credit constraints. However, stocks remained in positive territory despite a steep decline in early March. Swift action from federal authorities and major banks eased investors’ concerns, enabling markets to gain additional ground in the closing six weeks of the period.

Growth-Oriented Technology Shares Lead Markets Higher

Communication services stocks produced the strongest returns in the Index, led by fast-growing technology-centric companies such as Meta Platforms, Inc., Cl. A, as investors’ risk appetites increased. The information technology sector, with an abundance of growth-oriented technology companies, outperformed as well, followed by materials. Conversely, the energy sector generated the only negative performance in the Index as natural gas prices collapsed in the face of an unexpectedly mild winter and the success of European countries in coping with the absence of Russian oil and gas. Financials significantly lagged the Index average due to the banking crisis described above, while health care underperformed to a smaller degree.

The fund’s use of derivatives during the period was limited to futures contracts employed solely to offset the impact of cash positions, which the fund holds pursuant to its operations, but the Index does not. Such holdings helped the fund more closely match the performance of the Index.

Replicating the Performance of the Index

Whether the Fed can curb inflation while avoiding a significant economic slowdown remains an open question that is likely to continue to drive market behavior in the coming months. However, in seeking to match the performance of the Index, we do not actively manage investments in response to macroeconomic trends. As of the end of the period, the largest sectors in the Index were information technology, health care and financials, while the smallest were real estate, utilities and materials. As always, we continue to monitor factors that affect the fund’s investments.

3

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

May 15, 2023

¹  Total return includes reinvestment of dividends and any capital gains paid. The fund’s return reflects the absorption of certain fund expenses by BNY Mellon Investment Adviser, Inc. pursuant to an agreement. Had these expenses not been absorbed, returns would have been lower. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.

²  Source: Lipper Inc. — The S&P 500® Index is widely regarded as the best single gauge of large-cap U.S. equities. The Index includes 500 leading companies and captures approximately 80% coverage of available market capitalization. Investors cannot invest directly in any index.

“Standard & Poor’s®,” “S&P®,” “Standard & Poor’s® 500,” and “S&P 500®” are registered trademarks of Standard & Poor’s Financial Services LLC and have been licensed for use on behalf of the fund. The fund is not sponsored, managed, advised, sold or promoted by Standard & Poor’s and its affiliates, and Standard & Poor’s and its affiliates make no representation regarding the advisability of investing in the fund.

Equities are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

The fund may, but is not required, to use derivative instruments. A small investment in derivatives could have a potentially large impact on the fund’s performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets.

4

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in BNY Mellon Institutional S&P 500 Stock Index Fund from November 1, 2022 to April 30, 2023. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
Assume actual returns for the six months ended April 30, 2023

Expenses paid per $1,000†	$1.09
Ending value (after expenses)	$1,084.80

COMPARING YOUR FUND’S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
Assuming a hypothetical 5% annualized return for the six months ended April 30, 2023

Expenses paid per $1,000†	$1.05
Ending value (after expenses)	$1,023.75
†	Expenses are equal to the fund’s annualized expense ratio of .21%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

5

STATEMENT OF INVESTMENTS
April 30, 2023 (Unaudited)

Description	Shares		Value ($)
Common Stocks - 99.1%
Automobiles & Components - 1.6%
Aptiv PLC	15,428	[a]	1,586,924
BorgWarner, Inc.	13,409		645,375
Ford Motor Co.	222,501		2,643,312
General Motors Co.	78,689		2,599,885
Tesla, Inc.	152,933	[a]	25,128,421
			32,603,917
Banks - 3.1%
Bank of America Corp.	396,879		11,620,617
Citigroup, Inc.	110,075		5,181,230
Citizens Financial Group, Inc.	27,538		852,026
Comerica, Inc.	7,978		346,006
Fifth Third Bancorp	39,593		1,037,337
First Republic Bank	10,640	[b]	37,346
Huntington Bancshares, Inc.	81,085		908,152
JPMorgan Chase & Co.	166,792		23,057,326
KeyCorp	53,534		602,793
M&T Bank Corp.	9,687		1,218,625
Regions Financial Corp.	52,587		960,239
The PNC Financial Services Group, Inc.	22,959		2,990,410
Truist Financial Corp.	76,533		2,493,445
U.S. Bancorp	78,775		2,700,407
Wells Fargo & Co.	216,677		8,612,911
Zions Bancorp NA	9,159		255,170
			62,874,040
Capital Goods - 5.5%
3M Co.	31,042		3,297,281
A.O. Smith Corp.	6,828		466,284
Allegion PLC	5,141		567,978
AMETEK, Inc.	13,216		1,822,883
Carrier Global Corp.	47,546		1,988,374
Caterpillar, Inc.	29,592		6,474,730
Cummins, Inc.	7,952		1,869,038
Deere & Co.	15,340		5,798,827
Dover Corp.	7,771		1,135,809
Eaton Corp. PLC	22,792		3,808,999
Emerson Electric Co.	32,469		2,703,369
Fastenal Co.	32,693		1,760,191
Fortive Corp.	19,848		1,252,210
Generac Holdings, Inc.	3,816	[a]	390,072
General Dynamics Corp.	12,739		2,781,433
General Electric Co.	61,941		6,130,301

6

Description	Shares		Value ($)
Common Stocks - 99.1% (continued)
Capital Goods - 5.5% (continued)
Honeywell International, Inc.	37,993		7,592,521
Howmet Aerospace, Inc.	20,776		920,169
Huntington Ingalls Industries, Inc.	2,136		430,746
IDEX Corp.	4,267		880,367
Illinois Tool Works, Inc.	15,777		3,817,087
Ingersoll Rand, Inc.	23,235		1,324,860
Johnson Controls International PLC	38,486		2,303,002
L3Harris Technologies, Inc.	10,832		2,113,865
Lockheed Martin Corp.	12,901		5,991,869
Masco Corp.	12,875		688,941
Nordson Corp.	2,984		645,469
Northrop Grumman Corp.	8,148		3,758,428
Otis Worldwide Corp.	23,547		2,008,559
PACCAR, Inc.	29,660		2,215,305
Parker-Hannifin Corp.	7,344		2,385,919
Pentair PLC	9,528		553,386
Quanta Services, Inc.	8,254		1,400,209
Raytheon Technologies Corp.	83,302		8,321,870
Rockwell Automation, Inc.	6,618		1,875,607
Snap-on, Inc.	2,982		773,561
Stanley Black & Decker, Inc.	8,667		748,309
Textron, Inc.	12,250		820,015
The Boeing Company	31,977	[a]	6,612,204
Trane Technologies PLC	12,991		2,413,858
TransDigm Group, Inc.	2,924	[a]	2,236,860
United Rentals, Inc.	4,009		1,447,690
W.W. Grainger, Inc.	2,568		1,786,224
Wabtec Corp.	10,315		1,007,466
Xylem, Inc.	10,507		1,091,047
			110,413,192
Commercial & Professional Services - 1.3%
Automatic Data Processing, Inc.	23,532		5,177,040
Broadridge Financial Solutions, Inc.	6,746		980,936
Ceridian HCM Holding, Inc.	8,510	[a]	540,215
Cintas Corp.	4,909		2,237,375
Copart, Inc.	24,437	[a]	1,931,745
CoStar Group, Inc.	22,823	[a]	1,756,230
Equifax, Inc.	6,893		1,436,363
Jacobs Solutions, Inc.	6,985		806,488
Leidos Holdings, Inc.	7,764		724,071
Paychex, Inc.	18,216		2,001,210
Paycom Software, Inc.	2,682	[a]	778,772
Republic Services, Inc.	11,650		1,684,823

7

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Shares		Value ($)
Common Stocks - 99.1% (continued)
Commercial & Professional Services - 1.3% (continued)
Robert Half International, Inc.	6,253		456,469
Rollins, Inc.	13,374		565,051
Verisk Analytics, Inc.	8,968		1,740,778
Waste Management, Inc.	20,957		3,479,910
			26,297,476
Consumer Discretionary Distribution & Retail - 5.1%
Advance Auto Parts, Inc.	3,455		433,706
Amazon.com, Inc.	506,944	[a]	53,457,245
AutoZone, Inc.	1,059	[a]	2,820,445
Bath & Body Works, Inc.	12,200		428,220
Best Buy Co., Inc.	11,534		859,514
CarMax, Inc.	9,394	[a,b]	657,862
eBay, Inc.	30,661		1,423,590
Etsy, Inc.	7,249	[a]	732,366
Genuine Parts Co.	7,915		1,332,174
LKQ Corp.	14,898		860,062
Lowe's Cos., Inc.	34,385		7,146,235
O'Reilly Automotive, Inc.	3,545	[a]	3,251,864
Pool Corp.	2,248		789,767
Ross Stores, Inc.	19,523		2,083,690
The Home Depot, Inc.	57,954		17,417,495
The TJX Companies, Inc.	65,949		5,198,100
Tractor Supply Co.	6,206		1,479,510
Ulta Beauty, Inc.	2,918	[a]	1,609,073
			101,980,918
Consumer Durables & Apparel - .9%
D.R. Horton, Inc.	17,603		1,933,161
Garmin Ltd.	8,600		844,262
Hasbro, Inc.	7,444		440,834
Lennar Corp., Cl. A	14,170		1,598,518
Mohawk Industries, Inc.	3,171	[a]	335,809
Newell Brands, Inc.	21,529		261,577
NIKE, Inc., Cl. B	70,833		8,975,958
NVR, Inc.	168	[a]	981,120
PulteGroup, Inc.	12,918		867,444
Ralph Lauren Corp.	2,116		242,896
Tapestry, Inc.	13,788		562,688
VF Corp.	17,768		417,726
Whirlpool Corp.	3,162		441,384
			17,903,377
Consumer Services - 2.2%
Booking Holdings, Inc.	2,217	[a]	5,955,549
Caesars Entertainment, Inc.	12,097	[a]	547,873

8

Description	Shares		Value ($)
Common Stocks - 99.1% (continued)
Consumer Services - 2.2% (continued)
Carnival Corp.	58,053	[a,b]	534,668
Chipotle Mexican Grill, Inc.	1,558	[a]	3,221,352
Darden Restaurants, Inc.	7,041		1,069,739
Domino's Pizza, Inc.	1,967		624,463
Expedia Group, Inc.	8,655	[a]	813,224
Hilton Worldwide Holdings, Inc.	15,134		2,179,599
Las Vegas Sands Corp.	18,584	[a]	1,186,588
Marriott International, Inc., Cl. A	15,418		2,610,884
McDonald's Corp.	41,648		12,317,396
MGM Resorts International	18,096		812,872
Norwegian Cruise Line Holdings Ltd.	24,979	[a]	333,470
Royal Caribbean Cruises Ltd.	12,559	[a,b]	821,735
Starbucks Corp.	65,353		7,469,194
Wynn Resorts Ltd.	6,041	[a]	690,365
Yum! Brands, Inc.	15,779		2,218,212
			43,407,183
Consumer Staples Distribution - 1.9%
Costco Wholesale Corp.	25,232		12,697,247
Dollar General Corp.	12,739		2,821,179
Dollar Tree, Inc.	11,689	[a]	1,796,716
Sysco Corp.	28,445		2,182,869
Target Corp.	26,175		4,129,106
The Kroger Company	37,437		1,820,561
Walgreens Boots Alliance, Inc.	40,624		1,431,996
Walmart, Inc.	79,742		12,038,650
			38,918,324
Energy - 4.6%
APA Corp.	17,650		650,402
Baker Hughes Co.	58,103		1,698,932
Chevron Corp.	101,157		17,053,047
ConocoPhillips	69,593		7,160,424
Coterra Energy, Inc.	45,626		1,168,026
Devon Energy Corp.	37,240		1,989,733
Diamondback Energy, Inc.	10,405		1,479,591
EOG Resources, Inc.	33,355		3,984,922
EQT Corp.	20,514		714,708
Exxon Mobil Corp.	234,163		27,710,849
Halliburton Co.	51,152		1,675,228
Hess Corp.	15,860		2,300,652
Kinder Morgan, Inc.	112,271		1,925,448
Marathon Oil Corp.	35,310		853,090
Marathon Petroleum Corp.	26,070		3,180,540
Occidental Petroleum Corp.	41,520		2,554,726

9

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Shares		Value ($)
Common Stocks - 99.1% (continued)
Energy - 4.6% (continued)
ONEOK, Inc.	25,392		1,660,891
Phillips 66	26,653		2,638,647
Pioneer Natural Resources Co.	13,479		2,932,356
Schlumberger NV	80,691		3,982,101
Targa Resources Corp.	12,825		968,672
The Williams Companies, Inc.	69,349		2,098,501
Valero Energy Corp.	21,800		2,499,806
			92,881,292
Equity Real Estate Investment - 2.5%
Alexandria Real Estate Equities, Inc.	8,966	[c]	1,113,398
American Tower Corp.	26,460	[c]	5,408,159
AvalonBay Communities, Inc.	7,812	[c]	1,409,050
Boston Properties, Inc.	8,606	[c]	459,216
Camden Property Trust	6,242	[c]	686,932
Crown Castle, Inc.	24,730	[c]	3,044,016
Digital Realty Trust, Inc.	16,426	[c]	1,628,638
Equinix, Inc.	5,214	[c]	3,775,353
Equity Residential	19,059	[c]	1,205,482
Essex Property Trust, Inc.	3,721	[c]	817,615
Extra Space Storage, Inc.	7,723	[c]	1,174,205
Federal Realty Investment Trust	4,386	[c]	433,732
Healthpeak Properties, Inc.	30,172	[c]	662,879
Host Hotels & Resorts, Inc.	40,312	[c]	651,845
Invitation Homes, Inc.	32,923	[c]	1,098,641
Iron Mountain, Inc.	17,101	[c]	944,659
Kimco Realty Corp.	33,719	[c]	647,068
Mid-America Apartment Communities, Inc.	6,428	[c]	988,626
Prologis, Inc.	52,462	[c]	6,570,865
Public Storage	9,093	[c]	2,680,889
Realty Income Corp.	35,455	[c]	2,227,992
Regency Centers Corp.	9,156	[c]	562,453
SBA Communications Corp.	6,196	[c]	1,616,474
Simon Property Group, Inc.	18,621	[c]	2,110,132
UDR, Inc.	17,440	[c]	720,795
Ventas, Inc.	22,295	[c]	1,071,275
VICI Properties, Inc.	56,815	[c]	1,928,301
Welltower, Inc.	26,797	[c]	2,122,858
Weyerhaeuser Co.	41,068	[c]	1,228,344
			48,989,892
Financial Services - 7.7%
American Express Co.	33,854		5,462,004
Ameriprise Financial, Inc.	5,900		1,800,208
10

Description	Shares		Value ($)
Common Stocks - 99.1% (continued)
Financial Services - 7.7% (continued)
Berkshire Hathaway, Inc., Cl. B	102,452	[a]	33,660,605
BlackRock, Inc.	8,516		5,715,939
Capital One Financial Corp.	21,748		2,116,080
Cboe Global Markets, Inc.	6,029		842,251
CME Group, Inc.	20,340		3,778,562
Discover Financial Services	14,947		1,546,566
FactSet Research Systems, Inc.	2,189		901,189
Fidelity National Information Services, Inc.	33,669		1,977,044
Fiserv, Inc.	36,439	[a]	4,449,931
FLEETCOR Technologies, Inc.	4,261	[a]	911,513
Franklin Resources, Inc.	15,184		408,146
Global Payments, Inc.	15,124		1,704,626
Intercontinental Exchange, Inc.	31,861		3,470,619
Invesco Ltd.	25,760		441,269
Jack Henry & Associates, Inc.	4,288		700,402
MarketAxess Holdings, Inc.	2,102		669,214
Mastercard, Inc., Cl. A	47,977		18,232,699
Moody's Corp.	8,884		2,781,758
Morgan Stanley	74,265		6,681,622
MSCI, Inc.	4,575		2,207,209
Nasdaq, Inc.	18,889		1,045,884
Northern Trust Corp.	11,736		917,286
PayPal Holdings, Inc.	64,334	[a]	4,889,384
Raymond James Financial, Inc.	11,238		1,017,376
S&P Global, Inc.	18,719		6,787,135
State Street Corp.	19,935		1,440,503
Synchrony Financial	24,155		712,814
T. Rowe Price Group, Inc.	12,716		1,428,388
The Bank of New York Mellon Corp.	41,330		1,760,245
The Charles Schwab Corp.	86,734		4,530,984
The Goldman Sachs Group, Inc.	19,256		6,613,281
Visa, Inc., Cl. A	92,400	[b]	21,504,252
			153,106,988
Food, Beverage & Tobacco - 3.7%
Altria Group, Inc.	101,532		4,823,785
Archer-Daniels-Midland Co.	30,826		2,406,894
Brown-Forman Corp., Cl. B	10,691		695,877
Bunge Ltd.	8,793		823,025
Campbell Soup Co.	11,001		597,354
Conagra Brands, Inc.	26,890		1,020,744
Constellation Brands, Inc., Cl. A	9,129		2,094,832
General Mills, Inc.	33,460		2,965,560

11

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Shares		Value ($)
Common Stocks - 99.1% (continued)
Food, Beverage & Tobacco - 3.7% (continued)
Hormel Foods Corp.	16,537		668,756
Kellogg Co.	14,938		1,042,224
Keurig Dr. Pepper, Inc.	48,897		1,598,932
Lamb Weston Holdings, Inc.	8,192		915,948
McCormick & Co., Inc.	14,194		1,246,943
Molson Coors Beverage Co., Cl. B	10,829		644,109
Mondelez International, Inc., Cl. A	77,920		5,978,022
Monster Beverage Corp.	43,023	[a]	2,409,288
PepsiCo, Inc.	78,315		14,949,550
Philip Morris International, Inc.	88,152		8,812,555
The Coca-Cola Company	221,316		14,197,421
The Hershey Company	8,291		2,263,940
The J.M. Smucker Company	6,257		966,143
The Kraft Heinz Company	44,584		1,750,814
Tyson Foods, Inc., Cl. A	16,047		1,002,777
			73,875,493
Health Care Equipment & Services - 6.1%
Abbott Laboratories	99,146		10,952,659
Align Technology, Inc.	4,186	[a]	1,361,706
AmerisourceBergen Corp.	9,352		1,560,381
Baxter International, Inc.	28,123		1,340,905
Becton, Dickinson and Co.	16,144		4,267,021
Boston Scientific Corp.	81,049	[a]	4,224,274
Cardinal Health, Inc.	14,838		1,218,200
Centene Corp.	31,284	[a]	2,156,406
CVS Health Corp.	72,972		5,349,577
DaVita, Inc.	2,746	[a]	248,129
Dentsply Sirona, Inc.	12,532		525,467
DexCom, Inc.	22,119	[a]	2,683,919
Edwards Lifesciences Corp.	35,413	[a]	3,115,636
Elevance Health, Inc.	13,573		6,360,986
GE HealthCare Technologies, Inc.	20,760		1,688,618
HCA Healthcare, Inc.	12,057		3,464,338
Henry Schein, Inc.	7,524	[a]	608,014
Hologic, Inc.	14,308	[a]	1,230,631
Humana, Inc.	7,062		3,746,320
IDEXX Laboratories, Inc.	4,726	[a]	2,325,948
Insulet Corp.	3,942	[a]	1,253,714
Intuitive Surgical, Inc.	19,924	[a]	6,001,507
Laboratory Corp. of America Holdings	5,095		1,155,087
McKesson Corp.	7,860		2,862,926
Medtronic PLC	75,476		6,864,542
Molina Healthcare, Inc.	3,283	[a]	977,973

12

Description	Shares		Value ($)
Common Stocks - 99.1% (continued)
Health Care Equipment & Services - 6.1% (continued)
Quest Diagnostics, Inc.	6,315		876,585
ResMed, Inc.	8,444		2,034,666
Steris PLC	5,669		1,068,890
Stryker Corp.	19,123		5,730,207
Teleflex, Inc.	2,645		720,815
The Cigna Group	16,927		4,287,440
The Cooper Companies, Inc.	2,851		1,087,514
UnitedHealth Group, Inc.	53,130		26,144,742
Universal Health Services, Inc., Cl. B	3,408		512,393
Zimmer Biomet Holdings, Inc.	11,866		1,642,729
			121,650,865
Household & Personal Products - 1.7%
Church & Dwight Co., Inc.	13,686		1,329,184
Colgate-Palmolive Co.	47,780		3,812,844
Kimberly-Clark Corp.	19,383		2,808,403
The Clorox Company	7,180		1,189,152
The Estee Lauder Companies, Inc., Cl. A	13,174		3,250,289
The Procter & Gamble Company	134,149		20,978,221
			33,368,093
Insurance - 2.2%
Aflac, Inc.	32,162		2,246,516
American International Group, Inc.	42,491		2,253,723
Aon PLC, Cl. A	11,628		3,781,193
Arch Capital Group Ltd.	21,055	[a]	1,580,599
Arthur J. Gallagher & Co.	12,060		2,509,204
Assurant, Inc.	2,794		344,025
Brown & Brown, Inc.	13,039		839,581
Chubb Ltd.	23,501		4,736,862
Cincinnati Financial Corp.	8,744		930,711
Everest Re Group Ltd.	2,239		846,342
Globe Life, Inc.	5,411		587,202
Lincoln National Corp.	9,020		196,005
Loews Corp.	10,662		613,811
Marsh & McLennan Cos., Inc.	28,315		5,102,080
MetLife, Inc.	37,714		2,313,000
Principal Financial Group, Inc.	12,812		956,928
Prudential Financial, Inc.	21,046		1,831,002
The Allstate Corp.	14,728		1,704,913
The Hartford Financial Services Group, Inc.	18,318		1,300,395
The Progressive Corp.	33,427		4,559,443
The Travelers Companies, Inc.	13,088		2,370,760
W.R. Berkley Corp.	11,445		674,339

13

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Shares		Value ($)
Common Stocks - 99.1% (continued)
Insurance - 2.2% (continued)
Willis Towers Watson PLC	5,980		1,384,968
			43,663,602
Materials - 2.6%
Air Products & Chemicals, Inc.	12,677		3,731,602
Albemarle Corp.	6,810		1,262,983
Amcor PLC	83,784		919,110
Avery Dennison Corp.	4,706		821,103
Ball Corp.	17,776		945,328
Celanese Corp.	5,787		614,811
CF Industries Holdings, Inc.	10,824		774,782
Corteva, Inc.	40,602		2,481,594
Dow, Inc.	39,778		2,163,923
DuPont de Nemours, Inc.	25,920		1,807,142
Eastman Chemical Co.	6,936		584,497
Ecolab, Inc.	14,109		2,368,055
FMC Corp.	7,396		913,998
Freeport-McMoRan, Inc.	81,496		3,089,513
International Flavors & Fragrances, Inc.	14,319		1,388,370
International Paper Co.	19,528		646,572
Linde PLC	28,007		10,347,186
LyondellBasell Industries NV, Cl. A	14,132		1,337,029
Martin Marietta Materials, Inc.	3,603		1,308,610
Newmont Corp.	45,318		2,148,073
Nucor Corp.	14,550		2,156,019
Packaging Corp. of America	5,095		689,150
PPG Industries, Inc.	13,245		1,857,744
Sealed Air Corp.	8,451		405,563
Steel Dynamics, Inc.	9,482		985,654
The Mosaic Company	19,220		823,577
The Sherwin-Williams Company	13,405		3,184,224
Vulcan Materials Co.	7,410		1,297,639
WestRock Co.	14,792		442,725
			51,496,576
Media & Entertainment - 7.1%
Activision Blizzard, Inc.	40,497	[a]	3,147,022
Alphabet, Inc., Cl. A	338,678	[a]	36,353,697
Alphabet, Inc., Cl. C	295,244	[a]	31,951,306
Charter Communications, Inc., Cl. A	5,921	[a]	2,183,073
Comcast Corp., Cl. A	239,202		9,895,787
DISH Network Corp., Cl. A	14,234	[a]	106,897
Electronic Arts, Inc.	14,788		1,882,217
Fox Corp., Cl. A	16,097		535,386
Fox Corp., Cl. B	8,599		262,613

14

Description	Shares		Value ($)
Common Stocks - 99.1% (continued)
Media & Entertainment - 7.1% (continued)
Live Nation Entertainment, Inc.	8,075	[a]	547,323
Match Group, Inc.	16,749	[a]	618,038
Meta Platforms, Inc., Cl. A	126,564	[a]	30,415,860
Netflix, Inc.	25,324	[a]	8,355,147
News Corporation, Cl. A	23,157		407,795
News Corporation, Cl. B	6,434	[b]	114,203
Omnicom Group, Inc.	11,714		1,060,937
Paramount Global, Cl. B	28,209	[b]	658,116
Take-Two Interactive Software, Inc.	9,187	[a]	1,141,852
The Interpublic Group of Companies, Inc.	22,132		790,776
The Walt Disney Company	103,878	[a]	10,647,495
Warner Bros Discovery, Inc.	124,929	[a]	1,700,284
			142,775,824
Pharmaceuticals Biotechnology & Life Sciences - 8.2%
AbbVie, Inc.	100,562		15,196,929
Agilent Technologies, Inc.	16,931		2,292,965
Amgen, Inc.	30,364		7,279,465
Biogen, Inc.	8,143	[a]	2,477,345
Bio-Rad Laboratories, Inc., Cl. A	1,211	[a]	545,907
Bio-Techne Corp.	9,171		732,579
Bristol-Myers Squibb Co.	120,901		8,072,560
Catalent, Inc.	10,553	[a]	528,916
Charles River Laboratories International, Inc.	2,947	[a]	560,284
Danaher Corp.	37,272		8,830,110
Eli Lilly & Co.	44,845		17,752,342
Gilead Sciences, Inc.	70,702		5,812,411
Illumina, Inc.	8,827	[a]	1,814,478
Incyte Corp.	10,547	[a]	784,802
IQVIA Holdings, Inc.	10,591	[a]	1,993,544
Johnson & Johnson	148,668		24,336,952
Merck & Co., Inc.	144,171		16,647,425
Mettler-Toledo International, Inc.	1,260	[a]	1,879,290
Moderna, Inc.	18,786	[a]	2,496,472
Organon & Co.	14,963		368,539
PerkinElmer, Inc.	7,283		950,359
Pfizer, Inc.	319,192		12,413,377
Regeneron Pharmaceuticals, Inc.	6,103	[a]	4,893,324
Thermo Fisher Scientific, Inc.	22,302		12,375,380
Vertex Pharmaceuticals, Inc.	14,619	[a]	4,981,132
Viatris, Inc.	66,164		617,310
Waters Corp.	3,291	[a]	988,485
West Pharmaceutical Services, Inc.	4,274		1,543,940

15

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Shares		Value ($)
Common Stocks - 99.1% (continued)
Pharmaceuticals Biotechnology & Life Sciences - 8.2% (continued)
Zoetis, Inc.	26,502		4,658,522
			163,825,144
Real Estate Management & Development - .1%
CBRE Group, Inc., Cl. A	18,162	[a]	1,392,299
Semiconductors & Semiconductor Equipment - 6.0%
Advanced Micro Devices, Inc.	91,684	[a]	8,193,799
Analog Devices, Inc.	28,822		5,184,501
Applied Materials, Inc.	47,940		5,418,658
Broadcom, Inc.	23,762		14,886,893
Enphase Energy, Inc.	7,832	[a]	1,286,014
First Solar, Inc.	5,623	[a]	1,026,647
Intel Corp.	235,244		7,306,679
KLA Corp.	7,840		3,030,474
Lam Research Corp.	7,673		4,021,266
Microchip Technology, Inc.	31,512		2,300,061
Micron Technology, Inc.	62,289		4,008,920
Monolithic Power Systems, Inc.	2,549		1,177,562
NVIDIA Corp.	139,884		38,816,411
NXP Semiconductors NV	14,902		2,440,053
ON Semiconductor Corp.	24,849	[a]	1,788,134
Qorvo, Inc.	5,550	[a]	511,044
Qualcomm, Inc.	63,403		7,405,470
Skyworks Solutions, Inc.	8,990		952,041
SolarEdge Technologies, Inc.	3,259	[a]	930,868
Teradyne, Inc.	8,573		783,401
Texas Instruments, Inc.	51,530		8,615,816
			120,084,712
Software & Services - 10.7%
Accenture PLC, Cl. A	35,809		10,036,905
Adobe, Inc.	26,032	[a]	9,828,642
Akamai Technologies, Inc.	8,995	[a]	737,320
Ansys, Inc.	5,042	[a]	1,582,785
Autodesk, Inc.	12,258	[a]	2,387,736
Cadence Design Systems, Inc.	15,573	[a]	3,261,765
Cognizant Technology Solutions Corp., Cl. A	28,900		1,725,619
DXC Technology Co.	12,884	[a]	307,283
EPAM Systems, Inc.	3,208	[a]	906,068
Fair Isaac Corp.	1,389	[a]	1,011,123
Fortinet, Inc.	36,894	[a]	2,326,167
Gartner, Inc.	4,444	[a]	1,344,132
Gen Digital, Inc.	30,827		544,713

16

Description	Shares		Value ($)
Common Stocks - 99.1% (continued)
Software & Services - 10.7% (continued)
International Business Machines Corp.	51,412		6,498,991
Intuit, Inc.	15,974		7,091,657
Microsoft Corp.	423,280		130,057,013
Oracle Corp.	87,391		8,277,676
PTC, Inc.	6,157	[a]	774,489
Roper Technologies, Inc.	5,968		2,714,127
Salesforce, Inc.	56,863	[a]	11,279,913
ServiceNow, Inc.	11,538	[a]	5,300,788
Synopsys, Inc.	8,665	[a]	3,217,488
Tyler Technologies, Inc.	2,332	[a]	883,898
Verisign, Inc.	5,153	[a]	1,142,935
			213,239,233
Technology Hardware & Equipment - 8.8%
Amphenol Corp., Cl. A	33,477		2,526,509
Apple, Inc.	845,708		143,499,733
Arista Networks, Inc.	14,275	[a]	2,286,284
CDW Corp.	7,633		1,294,480
Cisco Systems, Inc.	233,601		11,037,647
Corning, Inc.	43,039		1,429,756
F5, Inc.	3,488	[a]	468,648
Hewlett Packard Enterprise Co.	74,905		1,072,640
HP, Inc.	49,953		1,484,104
Juniper Networks, Inc.	17,716		534,137
Keysight Technologies, Inc.	9,988	[a]	1,444,664
Motorola Solutions, Inc.	9,598		2,796,857
NetApp, Inc.	12,666		796,565
Seagate Technology Holdings PLC	10,694	[b]	628,486
TE Connectivity Ltd.	18,167		2,223,096
Teledyne Technologies, Inc.	2,615	[a]	1,083,656
Trimble, Inc.	13,805	[a]	650,215
Western Digital Corp.	18,279	[a]	629,529
Zebra Technologies Corp., Cl. A	3,018	[a]	869,275
			176,756,281
Telecommunication Services - 1.1%
AT&T, Inc.	405,322		7,162,040
T-Mobile US, Inc.	33,680	[a]	4,846,552
Verizon Communications, Inc.	238,820		9,273,381
			21,281,973
Transportation - 1.6%
Alaska Air Group, Inc.	7,407	[a,b]	321,908
American Airlines Group, Inc.	38,354	[a]	523,149
C.H. Robinson Worldwide, Inc.	6,432		648,796
CSX Corp.	120,165		3,681,856

17

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Shares		Value ($)
Common Stocks - 99.1% (continued)
Transportation - 1.6% (continued)
Delta Air Lines, Inc.	37,081	[a]	1,272,249
Expeditors International of Washington, Inc.	9,041		1,029,227
FedEx Corp.	13,180		3,002,140
J.B. Hunt Transport Services, Inc.	4,726		828,421
Norfolk Southern Corp.	13,016		2,642,638
Old Dominion Freight Line, Inc.	5,074		1,625,659
Southwest Airlines Co.	33,473		1,013,897
Union Pacific Corp.	34,792		6,808,794
United Airlines Holdings, Inc.	18,944	[a]	829,747
United Parcel Service, Inc., Cl. B	41,500		7,462,115
			31,690,596
Utilities - 2.8%
Alliant Energy Corp.	14,822		817,285
Ameren Corp.	14,386		1,279,922
American Electric Power Co., Inc.	28,942		2,674,820
American Water Works Co., Inc.	10,879		1,612,812
Atmos Energy Corp.	8,130		927,958
CenterPoint Energy, Inc.	35,528		1,082,538
CMS Energy Corp.	16,300		1,014,838
Consolidated Edison, Inc.	19,961		1,965,560
Constellation Energy Corp.	18,540		1,434,996
Dominion Energy, Inc.	46,991		2,685,066
DTE Energy Co.	11,248		1,264,388
Duke Energy Corp.	43,860		4,336,877
Edison International	21,431		1,577,322
Entergy Corp.	11,824		1,272,026
Evergy, Inc.	12,658		786,188
Eversource Energy	19,428		1,507,807
Exelon Corp.	56,814		2,411,186
FirstEnergy Corp.	31,473		1,252,625
NextEra Energy, Inc.	112,997		8,658,960
NiSource, Inc.	22,662		644,961
NRG Energy, Inc.	13,588		464,302
PG&E Corp.	93,019	[a]	1,591,555
Pinnacle West Capital Corp.	6,088		477,664
PPL Corp.	42,205		1,212,128
Public Service Enterprise Group, Inc.	28,697		1,813,650
Sempra Energy	18,002		2,799,131
The AES Corp.	37,739		892,905
The Southern Company	61,751		4,541,786
WEC Energy Group, Inc.	18,104		1,741,062

18

Description		Shares		Value ($)
Common Stocks - 99.1% (continued)
Utilities - 2.8% (continued)
Xcel Energy, Inc.		31,162		2,178,535
				56,920,853
Total Common Stocks (cost $511,070,612)				1,981,398,143
	1-Day Yield (%)
Investment Companies - .8%
Registered Investment Companies - .8%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares (cost $15,597,731)	4.96	15,597,731	[d]	15,597,731

Investment of Cash Collateral for Securities Loaned - .0%
Registered Investment Companies - .0%
Dreyfus Institutional Preferred Government Plus Money Market Fund, SL Shares (cost $731,560)	4.96	731,560	[d]	731,560
Total Investments (cost $527,399,903)		99.9%		1,997,727,434
Cash and Receivables (Net)		.1%		1,908,351
Net Assets		100.0%		1,999,635,785

a Non-income producing security.

b Security, or portion thereof, on loan. At April 30, 2023, the value of the fund’s securities on loan was $25,020,092 and the value of the collateral was $25,118,068, consisting of cash collateral of $731,560 and U.S. Government & Agency securities valued at $24,386,508. In addition, the value of collateral may include pending sales that are also on loan.

c Investment in real estate investment trust within the United States.

d Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

Portfolio Summary (Unaudited) †	Value (%)
Information Technology	25.5
Health Care	14.3
Financials	13.0
Consumer Discretionary	9.8
Industrials	8.4
Communication Services	8.2
Consumer Staples	7.3
Energy	4.6
Utilities	2.9
Materials	2.6
Real Estate	2.5
Investment Companies	.8
99.9

† Based on net assets.

See notes to financial statements.

19

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Affiliated Issuers
Description	Value ($) 10/31/2022	Purchases ($)†	Sales ($)	Value ($) 4/30/2023	Dividends/ Distributions ($)
Registered Investment Companies - .8%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares - .8%	14,479,303	328,759,225	(327,640,797)	15,597,731	230,812
Investment of Cash Collateral for Securities Loaned - .0%
Dreyfus Institutional Preferred Government Plus Money Market Fund, SL Shares - .0%	1,547,539	5,203,957	(6,019,936)	731,560	19,114	††
Total - .8%	16,026,842	333,963,182	(333,660,733)	16,329,291	249,926

† Includes reinvested dividends/distributions.

†† Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

See notes to financial statements.

Futures
Description	Number of Contracts	Expiration	Notional Value ($)	Market Value ($)	Unrealized Appreciation ($)
Futures Long
Standard & Poor's 500 E-mini	87	6/16/2023	17,805,468	18,219,975	414,507
Gross Unrealized Appreciation				414,507

See notes to financial statements.

20

STATEMENT OF ASSETS AND LIABILITIES
April 30, 2023 (Unaudited)

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $25,020,092)—Note 1(c):
Unaffiliated issuers	511,070,612	1,981,398,143
Affiliated issuers	16,329,291	16,329,291
Cash		186,237
Dividends, interest and securities lending income receivable		1,470,125
Cash collateral held by broker—Note 4		1,094,000
Receivable for shares of Common Stock subscribed		445,519
Receivable for futures variation margin—Note 4		149,925
		2,001,073,240
Liabilities ($):
Due to BNY Mellon Investment Adviser, Inc.—Note 3(b)		289,498
Liability for securities on loan—Note 1(c)		731,560
Payable for shares of Common Stock redeemed		369,624
Directors’ fees and expenses payable		46,328
Interest payable—Note 2		445
		1,437,455
Net Assets ($)		1,999,635,785
Composition of Net Assets ($):
Paid-in capital		221,521,506
Total distributable earnings (loss)		1,778,114,279
Net Assets ($)		1,999,635,785

Shares Outstanding
(150 million shares of $.001 par value Common Stock authorized)	34,631,458
Net Asset Value Per Share ($)	57.74

See notes to financial statements.

21

STATEMENT OF OPERATIONS
Six Months Ended April 30, 2023 (Unaudited)

Investment Income ($):
Income:
Cash dividends (net of $4,563 foreign taxes withheld at source):
Unaffiliated issuers	18,456,192
Affiliated issuers	230,812
Interest	29,209
Income from securities lending—Note 1(c)	19,114
Total Income	18,735,327
Expenses:
Management fee—Note 3(a)	2,076,459
Directors’ fees—Note 3(a,c)	132,600
Legal fees—Note 5	87,152
Interest expense—Note 2	21,298
Loan commitment fees—Note 2	4,123
Total Expenses	2,321,632
Less—Directors’ fees reimbursed by BNY Mellon Investment Adviser, Inc.—Note 3(a)	(132,600)
Net Expenses	2,189,032
Net Investment Income	16,546,295
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	308,743,320
Net realized gain (loss) on futures	(2,404,920)
Net Realized Gain (Loss)	306,338,400
Net change in unrealized appreciation (depreciation) on investments	(155,738,701)
Net change in unrealized appreciation (depreciation) on futures	(120,784)
Net Change in Unrealized Appreciation (Depreciation)	(155,859,485)
Net Realized and Unrealized Gain (Loss) on Investments	150,478,915
Net Increase in Net Assets Resulting from Operations	167,025,210

See notes to financial statements.

22

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended April 30, 2023 (Unaudited)	Year Ended October 31, 2022
Operations ($):
Net investment income	16,546,295	36,610,339
Net realized gain (loss) on investments	306,338,400	353,409,246
Net change in unrealized appreciation (depreciation) on investments	(155,859,485)	(826,838,904)
Net Increase (Decrease) in Net Assets Resulting from Operations	167,025,210	(436,819,319)
Distributions ($):
Distributions to shareholders	(320,708,041)	(382,611,312)
Capital Stock Transactions ($):
Net proceeds from shares sold	50,401,210	259,378,050
Distributions reinvested	246,074,807	279,388,472
Cost of shares redeemed	(444,367,593)	(692,248,939)
Increase (Decrease) in Net Assets from Capital Stock Transactions	(147,891,576)	(153,482,417)
Total Increase (Decrease) in Net Assets	(301,574,407)	(972,913,048)
Net Assets ($):
Beginning of Period	2,301,210,192	3,274,123,240
End of Period	1,999,635,785	2,301,210,192
Capital Share Transactions (Shares):
Shares sold	887,002	3,826,978
Shares issued for distributions reinvested	4,658,016	3,711,252
Shares redeemed	(7,705,291)	(10,126,013)
Net Increase (Decrease) in Shares Outstanding	(2,160,273)	(2,587,783)

See notes to financial statements.

23

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. These figures have been derived from the fund’s financial statements.

Six Months Ended
April 30, 2023		Year Ended October 31,
(Unaudited)		2022	2021	2020	2019	2018
Per Share Data ($):
Net asset value, beginning of period	62.55	83.14	60.98	58.54	54.53	52.24
Investment Operations:
Net investment income[a]	.46	.93	.94	1.00	1.02	.94
Net realized and unrealized gain (loss) on investments	3.95	(11.62)	24.32	4.45	6.06	2.74
Total from Investment Operations	4.41	(10.69)	25.26	5.45	7.08	3.68
Distributions:
Dividends from net investment income	(.47)	(.98)	(.97)	(1.03)	(.97)	(.92)
Dividends from net realized gain on investments	(8.75)	(8.92)	(2.13)	(1.98)	(2.10)	(.47)
Total Distributions	(9.22)	(9.90)	(3.10)	(3.01)	(3.07)	(1.39)
Net asset value, end of period	57.74	62.55	83.14	60.98	58.54	54.53
Total Return (%)	8.48[b]	(14.78)	42.64	9.51	14.16	7.11
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.22[c]	.23	.21	.21	.21	.21
Ratio of net expenses to average net assets	.21[c]	.22	.20	.20	.20	.20
Ratio of net investment income
to average net assets	1.59[c]	1.34	1.27	1.70	1.86	1.70
Portfolio Turnover Rate	.53[b]	1.84	3.27	2.56	4.53	3.20
Net Assets, end of period ($ x 1,000)	1,999,636	2,301,210	3,274,123	2,766,097	2,726,019	2,545,990

a Based on average shares outstanding.

b Not annualized.

c Annualized.

See notes to financial statements.

24

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

BNY Mellon Institutional S&P 500 Stock Index Fund (the “fund”) is a separate diversified series of BNY Mellon Investment Funds IV, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering four series, including the fund. The fund’s investment objective is to seek to match the total return of the S&P 500® Index. BNY Mellon Investment Adviser, Inc. (the “Adviser”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. BNY Mellon Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Adviser, is the distributor of the fund’s shares.

Class I shares are sold primarily to bank trust departments and other financial service providers (including BNY Mellon and its affiliates), acting on behalf of customers having a qualified trust or an investment account or relationship at such institution, and bear no Distribution or Shareholder Service Plan fees. Class I shares are offered without a front-end sales charge or a contingent deferred sales charge.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability

25

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

The Company’s Board of Directors (the “Board”) has designated the Adviser as the fund’s valuation designee to make all fair value determinations with respect to the fund’s portfolio investments, subject to the Board’s oversight and pursuant to Rule 2a-5 under the Act.

Investments in equity securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset

26

value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. These securities are generally categorized within Level 2 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant American Depositary Receipts and futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

Futures, which are traded on an exchange, are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day and are generally categorized within Level 1 of the fair value hierarchy.

The following is a summary of the inputs used as of April 30, 2023 in valuing the fund’s investments:

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NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

	Level 1-Unadjusted Quoted Prices	Level 2- Other Significant Observable Inputs	Level 3-Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:†
Equity Securities - Common Stocks	1,981,398,143	-	-	1,981,398,143
Investment Companies	16,329,291	-	-	16,329,291
Other Financial Instruments:
Futures††	414,507	-	-	414,507

† See Statement of Investments for additional detailed categorizations, if any.

†† Amount shown represents unrealized appreciation (depreciation) at period end, but only variation margin on exchange-traded and centrally cleared derivatives, if any, are reported in the Statement of Assets and Liabilities.

(b) Foreign taxes: The fund may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, realized and unrealized capital gains on investments or certain foreign currency transactions. Foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the fund invests. These foreign taxes, if any, are paid by the fund and are reflected in the Statement of Operations, if applicable. Foreign taxes payable or deferred or those subject to reclaims as of April 30, 2023, if any, are disclosed in the fund’s Statement of Assets and Liabilities.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with BNY Mellon, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Adviser, or U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, BNY Mellon is required to replace the securities for the benefit of

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the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis. During the period ended April 30, 2023, BNY Mellon earned $2,606 from the lending of the fund’s portfolio securities, pursuant to the securities lending agreement.

(d) Affiliated issuers: Investments in other investment companies advised by the Adviser are considered “affiliated” under the Act.

(e) Market Risk: The value of the securities in which the fund invests may be affected by political, regulatory, economic and social developments, and developments that impact specific economic sectors, industries or segments of the market. The value of a security may also decline due to general market conditions that are not specifically related to a particular company or industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, changes to inflation, adverse changes to credit markets or adverse investor sentiment generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed-income markets may negatively affect many issuers, which could adversely affect the fund. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies world-wide. Recent examples include pandemic risks related to COVID-19 and aggressive measures taken world-wide in response by governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines of large populations, and by businesses, including changes to operations and reducing staff.

(f) Dividends and distributions to shareholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from net investment income are normally declared and paid quarterly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

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NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

(g) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended April 30, 2023, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended April 30, 2023, the fund did not incur any interest or penalties.

Each tax year in the three-year period ended October 31, 2022 remains subject to examination by the Internal Revenue Service and state taxing authorities.

The tax character of distributions paid to shareholders during the fiscal year ended October 31, 2022 was as follows: ordinary income $43,708,894 and long-term capital gains $338,902,418. The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2—Bank Lines of Credit:

The fund participates with other long-term open-end funds managed by the Adviser in a $823.5 million unsecured credit facility led by Citibank, N.A. (the “Citibank Credit Facility”) and a $300 million unsecured credit facility provided by BNY Mellon (the “BNYM Credit Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions (each, a “Facility”). The Citibank Credit Facility is available in two tranches: (i) Tranche A is in an amount equal to $688.5 million and is available to all long-term open-ended funds, including the fund, and (ii) Tranche B is an amount equal to $135 million and is available only to BNY Mellon Floating Rate Income Fund, a series of BNY Mellon Investment Funds IV, Inc. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for Tranche A of the Citibank Credit Facility and the BNYM Credit Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing.

The average amount of borrowings outstanding under the Facilities during the period ended April 30, 2023 was approximately $790,055 with a related weighted average annualized interest rate of 5.44%.

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NOTE 3—Management Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with the Adviser, the Adviser provides or arranges for one or more third parties and/or affiliates to provide investment advisory, administrative, custody, fund accounting and transfer agency services to the fund. The Adviser also directs the investments of the fund in accordance with its investment objective, policies and limitations. For these services, the fund is contractually obligated to pay the Adviser a fee, calculated daily and paid monthly, at an annual rate of .20% of the value of the fund’s average daily net assets. The Adviser has agreed in its investment management agreement with the fund to: (1) pay all of the fund’s direct expenses, except management fees and certain other expenses, including the fees and expenses of the non-interested board members and their counsel, and (2) reduce its fees pursuant to the investment management agreement in an amount equal to the fund’s allocable portion of the fees and expenses of the non-interested board members and their counsel. These provisions in the investment management agreement may not be amended without the approval of the fund’s shareholders. During the period ended April 30, 2023, fees reimbursed by the Adviser amounted to $132,600.

(b) The fund has an arrangement with The Bank of New York Mellon (the “Custodian”), a subsidiary of BNY Mellon and an affiliate of the Adviser, whereby the fund will receive interest income or be charged overdraft fees when cash balances are maintained. For financial reporting purposes, the fund includes this interest income and overdraft fees, if any, as interest income in the Statement of Operations.

The components of “Due to BNY Mellon Investment Adviser, Inc.” in the Statement of Assets and Liabilities consist of: management fee of $328,848, which are offset against an expense reimbursement currently in effect in the amount of $39,350.

(c) Each board member also serves as a board member of other funds in the BNY Mellon Family of Funds complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities and futures, during the period ended April 30, 2023, amounted to $11,074,278 and $466,203,213, respectively.

Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. The SEC adopted Rule

31

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

18f-4 under the Act, which regulates the use of derivatives transactions for certain funds registered under the Act. The fund is deemed a “limited” derivatives user under the rule and is required to limit its derivatives exposure so that the total notional value of derivatives does not exceed 10% of fund’s net assets, and is subject to certain reporting requirements. Each type of derivative instrument that was held by the fund during the period ended April 30, 2023 is discussed below.

Futures: In the normal course of pursuing its investment objective, the fund is exposed to market risk, including equity price risk, as a result of changes in value of underlying financial instruments. The fund invests in futures in order to manage its exposure to or protect against changes in the market. A futures contract represents a commitment for the future purchase or a sale of an asset at a specified date. Upon entering into such contracts, these investments require initial margin deposits with a counterparty, which consist of cash or cash equivalents. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses which are recorded in the Statement of Operations. When the contracts are closed, the fund recognizes a realized gain or loss which is reflected in the Statement of Operations. There is minimal counterparty credit risk to the fund with futures since they are exchange traded, and the exchange guarantees the futures against default. Futures open at April 30, 2023 are set forth in the Statement of Investments.

The following summarizes the average market value of derivatives outstanding during the period ended April 30, 2023:

Average Market Value ($)
Equity futures	14,977,902

At April 30, 2023, accumulated net unrealized appreciation on investments inclusive of derivative contracts was $1,470,742,038, consisting of $1,505,100,728 gross unrealized appreciation and $34,358,690 gross unrealized depreciation.

At April 30, 2023, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 5—Shareholder Demand Review:

On July 30, 2021, the fund Board received a demand letter sent on behalf of a shareholder, alleging that the fund paid excessive management fees to the Adviser, and demanding that the Board investigate the compensation

32

paid by the fund to the Adviser and take certain other actions.  In response to the demand letter, the Board established a Demand Review Committee (the “Committee”) of independent members of the Board to investigate the shareholder’s claims with the assistance of independent counsel. At the fund’s fourth quarter 2022 Board meeting, the Committee informed the Board that it had concluded its investigation, presented the findings of its investigation, and recommended that the Board reject taking any of the actions outlined in the demand letter. The Board accepted the Committee’s recommendation and voted to reject taking the actions outlined in the demand letter. During the reporting period, the fund paid $87,152 in extraordinary expense disclosed as Legal fees within the Statement of Operations.

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INFORMATION ABOUT THE RENEWAL OF THE FUND’S INVESTMENT MANAGEMENT AGREEMENT (Unaudited)

At a meeting of the fund’s Board of Directors held on March 6-7, 2023, the Board considered the renewal of the fund’s Investment Management Agreement pursuant to which the Adviser provides the fund with investment advisory and administrative services (the “Agreement”). The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Adviser. In considering the renewal of the Agreement, the Board considered several factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund. The Board considered information provided to it at the meeting and in previous presentations from representatives of the Adviser regarding the nature, extent, and quality of the services provided to funds in the BNY Mellon fund complex, including the fund. The Adviser provided the number of open accounts in the fund, the fund’s asset size and the allocation of fund assets among distribution channels. The Adviser also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the BNY Mellon fund complex (such as retail direct or intermediary, in which intermediaries typically are paid by the fund and/or the Adviser) and the Adviser’s corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each intermediary or distribution channel, as applicable to the fund.

The Board also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that the Adviser also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board also considered the Adviser’s extensive administrative, accounting and compliance infrastructures. The Board also considered portfolio management’s brokerage policies and practices (including policies and practices regarding soft dollars) and the standards applied in seeking best execution.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board reviewed reports prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data based on classifications provided by Thomson Reuters Lipper, which included information comparing (1) the performance of the fund’s Class I shares with the performance of a group of institutional S&P 500 index funds selected by Broadridge as comparable to the fund (the “Performance Group”) and with a broader group of funds consisting of all retail and institutional S&P 500 index funds (the “Performance Universe”), all for various periods ended December 31, 2022, and (2) the fund’s actual and contractual management fees and total expenses with those of the same group of funds in the Performance Group (the “Expense Group”) and with a broader group of all

34

institutional S&P 500 index funds, excluding outliers (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Broadridge as of the date of its analysis. The Adviser previously had furnished the Board with a description of the methodology Broadridge used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

Performance Comparisons. Representatives of the Adviser stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations and policies that may be applicable to the fund and comparison funds and the end date selected. The Board also considered the fund’s performance in light of overall financial market conditions. The Board discussed with representatives of the Adviser the results of the comparisons and considered that the fund’s total return performance was slightly below the Performance Group median for all periods and above the Performance Universe median for all periods. The Board considered the relative proximity of the fund’s performance to the Performance Group and Performance Universe medians during the periods under review. The Adviser also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index. The Board noted that the fund had a four star rating for the ten-year period and a four star overall rating from Morningstar based on Morningstar’s risk-adjusted return measures.

Management Fee and Expense Ratio Comparisons. The Board reviewed and considered the contractual management fee rate payable by the fund to the Adviser in light of the nature, extent and quality of the management services provided by the Adviser. In addition, the Board reviewed and considered the actual management fee rate paid by the fund over the fund’s last fiscal year. The Board also reviewed the range of actual and contractual management fees and total expenses as a percentage of average net assets of the Expense Group and Expense Universe funds and discussed the results of the comparisons.

The Board noted that the Adviser pays all fund expenses, other than the actual management fee and certain other expenses. Because of the fund’s “unitary fee” structure, the Board recognized that the fund’s fees and expenses will vary within a much smaller range and the Adviser will bear the risk that fund expenses may increase over time. On the other hand, the Board noted that it is possible that the Adviser could earn a profit on the fees charged under the Agreement and would benefit from any price decreases in third party services covered by the Agreement. Taking into account the fund’s “unitary” fee structure, the Board considered that the fund’s contractual management fee was higher than the Expense Group median contractual management fee, the fund’s actual management fee was higher than the Expense Group median and the Expense Universe median actual management fee, and the fund’s total expenses were higher than the Expense Group median and slightly higher than the Expense Universe median total expenses.

Representatives of the Adviser reviewed with the Board the management or investment advisory fees (1) paid by funds advised by the Adviser that are in the same Lipper category as the fund and (2) paid to the Adviser or its affiliates for advising any separate

35

INFORMATION ABOUT THE RENEWAL OF THE FUND’S INVESTMENT MANAGEMENT AGREEMENT (Unaudited) (continued)

accounts and/or other types of client portfolios that are considered to have similar investment strategies and policies as the fund (the “Similar Clients”), and explained the nature of the Similar Clients. They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors , noting the fund’s “unitary” fee structure. The Board considered the relevance of the fee information provided for the Similar Clients to evaluate the appropriateness of the fund’s management fee.

Analysis of Profitability and Economies of Scale. Representatives of the Adviser reviewed the expenses allocated and profit received by the Adviser and its affiliates and the resulting profitability percentage for managing the fund and the aggregate profitability percentage to the Adviser and its affiliates for managing the funds in the BNY Mellon fund complex, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not excessive, given the services rendered and service levels provided by the Adviser and its affiliates. The Board also had been provided with information prepared by an independent consulting firm regarding the Adviser’s approach to allocating costs to, and determining the profitability of, individual funds and the entire BNY Mellon fund complex. The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

The Board considered, on the advice of its counsel, the profitability analysis (1) as part of its evaluation of whether the fee under the Agreement, considered in relation to the mix of services provided by the Adviser, including the nature, extent and quality of such services, supported the renewal of the Agreement and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Representatives of the Adviser stated that a discussion of economies of scale is predicated on a fund having achieved a substantial size with increasing assets and that, if a fund’s assets had been stable or decreasing, the possibility that the Adviser may have realized any economies of scale would be less. Representatives of the Adviser also stated that, as a result of shared and allocated costs among funds in the BNY Mellon fund complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the fund’s asset level. The Board also considered potential benefits to the Adviser from acting as investment adviser and took into consideration that there were no soft dollar arrangements in effect for trading the fund’s investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreement. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

• The Board concluded that the nature, extent and quality of the services provided by the Adviser are adequate and appropriate.

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• The Board was satisfied with the fund’s overall performance.

• The Board concluded that the fees paid to the Adviser continued to be appropriate under the circumstances and in light of the factors and totality of the services provided as discussed above.

• The Board determined that the economies of scale which may accrue to the Adviser and its affiliates in connection with the management of the fund had been adequately considered by the Adviser in connection with the fee rate charged to the fund pursuant to the Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

In evaluating the Agreement, the Board considered these conclusions and determinations and also relied on its previous knowledge, gained through meetings and other interactions with the Adviser and its affiliates, of the Adviser and the services provided to the fund by the Adviser. The Board also relied on information received on a routine and regular basis throughout the year relating to the operations of the fund and the investment management and other services provided under the Agreement, including information on the investment performance of the fund in comparison to similar mutual funds and benchmark performance indices; general market outlook as applicable to the fund; and compliance reports. In addition, the Board’s consideration of the contractual fee arrangements for the fund had the benefit of a number of years of reviews of the Agreement for the fund, or substantially similar agreements for other BNY Mellon funds that the Board oversees, during which lengthy discussions took place between the Board and representatives of the Adviser. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on its consideration of the fund’s arrangements, or substantially similar arrangements for other BNY Mellon funds that the Board oversees, in prior years. The Board determined to renew the Agreement.

37

LIQUIDITY RISK MANAGEMENT PROGRAM (Unaudited)

The fund adopted a liquidity risk management program (the “Liquidity Risk Management Program”) pursuant to the requirements of Rule 22e-4 under the Investment Company Act of 1940, as amended. Rule 22e-4 requires registered open-end funds, including mutual funds and exchange-traded funds but not money market funds, to establish liquidity risk management programs in order to effectively manage fund liquidity and shareholder redemptions. The rule is designed to mitigate the risk that a fund could not meet redemption requests without significantly diluting the interests of remaining investors.

The rule requires the fund to assess, manage and review their liquidity risk at least annually considering applicable factors such as investment strategy and liquidity during normal and foreseeable stressed conditions, including whether the strategy is appropriate for an open-end fund and whether the fund has a relatively concentrated portfolio or large positions in particular issuers. The fund must also assess its use of borrowings and derivatives, short-term and long-term cash flow projections in normal and stressed conditions, holdings of cash and cash equivalents, and borrowing arrangements and other funding sources.

The rule also requires the fund to classify its investments as highly liquid, moderately liquid, less liquid or illiquid based on the number of days the fund expects it would take to liquidate the investment, and to review these classifications at least monthly or more often under certain conditions. The periods range from three or fewer business days for a highly liquid investment to greater than seven calendar days for settlement of a less liquid investment. Illiquid investments are those a fund does not expect to be able to sell or dispose of within seven calendar days without significantly changing the market value. The fund is prohibited from acquiring an investment if, after the acquisition, its holdings of illiquid assets will exceed 15% of its net assets. In addition, if a fund permits redemptions in-kind, the rule requires the fund to establish redemption in-kind policies and procedures governing how and when it will engage in such redemptions.

Pursuant to the rule’s requirements, the Liquidity Risk Management Program has been reviewed and approved by the Board. Furthermore, the Board has received a written report prepared by the Program’s Administrator that addresses the operation of the Program, assesses its adequacy and effectiveness and describes any material changes made to the Program.

Assessment of Program

In the opinion of the Program Administrator, the Program approved by the Board continues to be adequate for the fund and the Program has been implemented effectively. The Program Administrator has monitored the fund’s liquidity risk and the liquidity classification of the securities held by the fund and has determined that the Program is operating effectively.

During the period from January 1, 2022 to December 31, 2022, there were no material changes to the Program and no material liquidity events that impacted the fund. During the period, the fund held sufficient highly liquid assets to meet fund redemptions.

Under normal expected foreseeable fund redemption forecasts and foreseeable stressed fund redemption forecasts, the Program Administrator believes that the fund maintains sufficient highly liquid assets to meet expected fund redemptions.

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For More Information

BNY Mellon Institutional S&P 500 Stock Index Fund

240 Greenwich Street
New York, NY 10286

Adviser

BNY Mellon Investment Adviser, Inc.
240 Greenwich Street
New York, NY 10286

Custodian

The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

BNY Mellon Transfer, Inc.
240 Greenwich Street
New York, NY 10286

Distributor

BNY Mellon Securities Corporation
240 Greenwich Street
New York, NY 10286

Ticker Symbol:	DSPIX

Telephone Call your financial representative or 1-800-373-9387

Mail The BNY Mellon Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@bnymellon.com

Internet Information can be viewed online or downloaded at www.im.bnymellon.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT. The fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.im.bnymellon.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-373-9387.

© 2023 BNY Mellon Securities Corporation 0713SA0423

BNY Mellon Tax Managed Growth Fund

SEMI-ANNUAL REPORT April 30, 2023

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The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of BNY Mellon Investment Adviser, Inc. or any other person in the BNY Mellon Investment Adviser, Inc. organization. Any such views are subject to change at any time based upon market or other conditions and BNY Mellon Investment Adviser, Inc. disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund in the BNY Mellon Family of Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund in the BNY Mellon Family of Funds.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

Discussion of Fund Performance	2
Understanding Your Fund’s Expenses	5
Comparing Your Fund’s Expenses With Those of Other Funds	5
Statement of Investments	6
Statement of Assets and Liabilities	9
Statement of Operations	10
Statement of Changes in Net Assets	11
Financial Highlights	13
Notes to Financial Statements	16
Information About the Approval of the Fund’s Amended Sub-Investment Advisory Agreement and the Renewal of the Fund’s Investment Management and Sub-Investment Advisory Agreements	26
Liquidity Risk Management Program	35

FOR MORE INFORMATION

Back Cover

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from November 1, 2022, through April 30, 2023, as provided by portfolio managers Alan R. Christensen, Catherine P. Crain, W. Gentry Lee, Jr., Christopher B. Sarofim, and Charles E. Sheedy of Fayez Sarofim & Co., LLC, sub-adviser.

Market and Fund Performance Overview

For the six-month period ended April 30, 2023, BNY Mellon Tax Managed Growth Fund (the “fund”) produced a total return of 12.05% for Class A shares, 11.66% for Class C shares and 12.23% for Class I shares.1 In comparison, the S&P 500® Index (the “Index”), the fund’s benchmark, returned 8.62% for the same period.2

U.S. equities rose during the reporting period as inflation began to ease, the pace of interest-rate hikes slowed, and China lifted its COVID-19 restrictions. The fund outperformed its benchmark due primarily to favorable security selection.

The Fund’s Investment Approach

The fund seeks long-term capital appreciation consistent with minimizing realized capital gains. To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in common stocks and employs a tax-managed strategy, which is an approach to managing a fund that seeks to minimize capital gains tax liabilities.

In choosing stocks, the fund’s sub-adviser first identifies economic sectors that it believes will expand over the next three to five years or longer. Using fundamental analysis, the fund’s sub-adviser then seeks companies within these sectors that have dominant positions in their industries, and that have demonstrated sustained patterns of profitability, strong balance sheets, an expanding global presence and the potential to achieve predictable, above-average earnings growth. The fund’s sub-adviser also is alert to companies that they consider undervalued in terms of current earnings, assets or growth prospects.

The fund may invest in U.S. dollar-denominated American depositary receipts (ADRs). The fund attempts to enhance after-tax returns by minimizing its annual taxable distributions to shareholders. To do so, the fund employs a “buy-and hold” investment strategy, which generally has resulted in an annual portfolio turnover rate of below 15%.

Stocks Aided by Slowing Rate Hikes, End of China’s Zero-COVID Policy

The S&P 500 steadily gained 8.6% in the reporting period. Investor sentiment was boosted by a slower pace of interest-rate increases, China’s loosening its Zero-COVID policy, a heightened focus on profitability during earnings season and the U.S. government’s quick response to the regional banking crisis.

The Federal Reserve’s (the “Fed”) monetary tightening policies aimed at curbing inflation continued to be the dominant theme. The Fed reiterated its outlook that rates need to remain higher for longer. Throughout the period, data showed that inflation continued to slow from its peak in June 2022, and that the labor market began to soften. Notably, some large technology companies in the U.S. announced layoffs or paused hiring amid a more cautious macroeconomic outlook. But the stubbornness of inflation signaled rates would have to remain higher for longer, threatening the economy with a potential recession.

2

In China, frustration over draconian COVID-19 policies boiled over and forced policymakers to loosen and ultimately end the country’s restrictions. Investors cheered this development, given China’s large consumer base and its integral role in global supply chains.

The fourth-quarter 2022 and first-quarter 2023 earnings seasons had similar themes, both echoing a corporate spending pullback and a focus on profitability through optimization and trimming labor costs. While markets digested inflation and earnings data, a banking crisis erupted. As interest rates rose, regional banks—Silicon Valley Bank, Signature Bank and First Republic Bank—faced mounting losses in their long-dated bond holdings. Uninsured depositors were spooked by the headlines and lost confidence, choosing to move their money into larger money center banks. All three regional banks collapsed, went into receivership and were eventually sold off to larger banks.

Now faced with a balancing act of fighting inflation and ensuring financial stability, the Fed announced a 25 bps hike in March to tame inflation and signaled the approaching end of the rate increases as the banking crisis is expected to have a tightening effect on credit. With financial stability another concern to add to the long list of worries, investors were apprehensive and adopted a wait-and-see approach.

Within the S&P 500, the communication services, information technology and materials sectors were relative outperformers during the period. The energy, financials and health care sectors were relative laggards.

Stock Selection Enhanced Performance

The fund outperformed the Index during the period, benefiting from a positive stock selection effect. While the fund was also aided by an underweight allocation in the health care sector, the fund’s selections in this sector outpaced peers, contributing to a positive selection effect. Within the financials sector, the fund benefited from its strategic holding in a large money center bank, JPMorgan Chase & Co., and by avoiding the distressed regional banks. Additional holdings in the sector include companies across the financial services, capital markets and insurance subsectors, which also held up relatively well. Advantageous stock selection in the consumer staples sector also benefited the fund. The top contributors to relative performance included Microsoft Corp., Novo Nordisk A/S, ASML Holding NV, Apple, Inc. and The Estee Lauder Companies, Inc.

Conversely, positioning in certain sectors hindered results. Within the communication services sector, the fund’s underweight allocation and holdings detracted from relative performance. The fund’s overweight allocation in energy, the worst-performing sector, detracted from overall results. In the information technology sector, allocation produced a positive effect, but the fund’s holdings trailed sector peers and negatively impacted relative results. The top detractors from relative performance included UnitedHealth Group, Inc., Chevron Corp., Automatic Data Processing, Inc., Johnson & Johnson and Walt Disney Company.

A Focus on Quality

Volatility and uncertainty lie ahead, creating opportunities for investors with a long-term focus on high-quality companies with strong financial characteristics. We believe the fund's holdings exhibit these characteristics, and we expect their earnings to be more resilient in the current environment.

3

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

Getting control over inflation appears to be taking longer than expected, which will necessitate longer periods of restrictive monetary policy. It appears the regulatory bodies were able to quickly contain the banking crisis, but questions about the health of the banking industry remain. While low turnover has been a quintessential characteristic of the fund, it belies the nimbleness and deep research with which we approach the investment process. In this turbulent environment, we continue to invest in high-quality companies that we believe have sound capital structures and resilient cash flows—all well positioned to continue growing.

May 15, 2023

1  Total return includes reinvestment of dividends and any capital gains paid and does not take into consideration the maximum initial sales charge in the case of Class A shares or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. The fund’s returns reflect the absorption of certain fund expenses by BNY Mellon Investment Adviser, Inc. pursuant to an agreement. Had these expenses not been absorbed, returns would have been lower. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.

2  Source: Lipper Inc. — The S&P 500® Index is widely regarded as the best single gauge of large-cap U.S. equities. The Index includes 500 leading companies and captures approximately 80% coverage of available market capitalization. Investors cannot invest directly in any index.

Investing in foreign denominated and/or domiciled securities involves special risks, including changes in currency exchange rates, political, economic, and social instability, limited company information, differing auditing and legal standards, and less market liquidity. These risks generally are greater with emerging market countries.

Equities are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

References to specific securities, asset classes and financial markets are for illustrative purposes only and are not intended to be and should not be interpreted as recommendations.

Please, note: the position in any security highlighted with itaicized typeface was sold during the reporting period.

4

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in BNY Mellon Tax Managed Growth Fund from November 1, 2022 to April 30, 2023. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
Assume actual returns for the six months ended April 30, 2023

	Class A	Class C	Class I
Expenses paid per $1,000†	$6.31	$10.23	$5.00
Ending value (after expenses)	$1,120.50	$1,116.60	$1,122.30

COMPARING YOUR FUND’S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
Assuming a hypothetical 5% annualized return for the six months ended April 30, 2023

	Class A	Class C	Class I
Expenses paid per $1,000†	$6.01	$9.74	$4.76
Ending value (after expenses)	$1,018.84	$1,015.12	$1,020.08
†

Expenses are equal to the fund’s annualized expense ratio of 1.20% for Class A, 1.95% for Class C and .95% for Class I, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

5

STATEMENT OF INVESTMENTS
April 30, 2023 (Unaudited)

Description	Shares		Value ($)
Common Stocks - 100.1%
Banks - 1.3%
JPMorgan Chase & Co.	12,625		1,745,280
Capital Goods - 1.5%
Otis Worldwide Corp.	6,290		536,537
Raytheon Technologies Corp.	13,980		1,396,602
			1,933,139
Commercial & Professional Services - 1.3%
Automatic Data Processing, Inc.	4,795		1,054,900
Verisk Analytics, Inc.	3,410		661,915
			1,716,815
Consumer Discretionary Distribution & Retail - 3.4%
Amazon.com, Inc.	42,200	[a]	4,449,990
Consumer Durables & Apparel - 1.4%
NIKE, Inc., Cl. B	14,285		1,810,195
Consumer Services - 4.2%
Marriott International, Inc., Cl. A	12,225		2,070,181
McDonald's Corp.	11,540		3,412,955
			5,483,136
Energy - 10.2%
Chevron Corp.	35,315		5,953,403
Exxon Mobil Corp.	22,250		2,633,065
Hess Corp.	32,050		4,649,173
			13,235,641
Financial Services - 11.2%
BlackRock, Inc.	5,290		3,550,648
Intercontinental Exchange, Inc.	21,215		2,310,950
Mastercard, Inc., Cl. A	4,025		1,529,621
S&P Global, Inc.	5,040		1,827,403
Visa, Inc., Cl. A	22,925	[b]	5,335,335
			14,553,957
Food, Beverage & Tobacco - 9.4%
Altria Group, Inc.	13,930		661,814
Nestle SA, ADR	21,885		2,806,970
PepsiCo, Inc.	16,710		3,189,772
Philip Morris International, Inc.	26,935		2,692,692
The Coca-Cola Company	43,980		2,821,317
			12,172,565
Health Care Equipment & Services - 7.1%
Abbott Laboratories	26,610		2,939,606
Intuitive Surgical, Inc.	5,455	[a]	1,643,155
UnitedHealth Group, Inc.	9,335		4,593,660
			9,176,421

6

Description	Shares		Value ($)
Common Stocks - 100.1% (continued)
Household & Personal Products - 3.3%
The Estee Lauder Companies, Inc., Cl. A	14,325		3,534,264
The Procter & Gamble Company	4,475		699,801
			4,234,065
Insurance - 1.3%
The Progressive Corp.	12,500		1,705,000
Materials - 3.5%
Air Products & Chemicals, Inc.	11,610		3,417,520
The Sherwin-Williams Company	4,825		1,146,131
			4,563,651
Media & Entertainment - 4.5%
Alphabet, Inc., Cl. C	36,085	[a]	3,905,119
Comcast Corp., Cl. A	45,360		1,876,543
			5,781,662
Pharmaceuticals Biotechnology & Life Sciences - 5.3%
Eli Lilly & Co.	1,000		395,860
Novo Nordisk A/S, ADR	34,380		5,744,554
Zoetis, Inc.	4,450		782,221
			6,922,635
Semiconductors & Semiconductor Equipment - 7.6%
ASML Holding NV	7,215		4,594,945
Texas Instruments, Inc.	31,490		5,265,128
			9,860,073
Software & Services - 12.8%
Adobe, Inc.	3,625	[a]	1,368,655
Gartner, Inc.	1,825	[a]	551,990
Intuit, Inc.	4,480		1,988,896
Microsoft Corp.	41,400		12,720,564
			16,630,105
Technology Hardware & Equipment - 7.1%
Apple, Inc.	54,240		9,203,443
Transportation - 3.7%
Canadian Pacific Kansas City Ltd.	39,680		3,128,371
Union Pacific Corp.	8,245		1,613,546
			4,741,917
Total Common Stocks (cost $46,971,978)			129,919,690

7

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	1-Day Yield (%)	Shares		Value ($)
Investment Companies - .5%
Registered Investment Companies - .5%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares (cost $685,553)	4.96	685,553	[c]	685,553
Total Investments (cost $47,657,531)		100.6%		130,605,243
Liabilities, Less Cash and Receivables		(.6%)		(721,856)
Net Assets		100.0%		129,883,387

ADR—American Depositary Receipt

a Non-income producing security.

b Security, or portion thereof, on loan. At April 30, 2023, the value of the fund’s securities on loan was $5,281,807 and the value of the collateral was $5,301,572, consisting of U.S. Government & Agency securities. In addition, the value of collateral may include pending sales that are also on loan.

c Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

Portfolio Summary (Unaudited) †	Value (%)
Information Technology	27.5
Financials	13.9
Consumer Staples	12.6
Health Care	12.4
Energy	10.2
Consumer Discretionary	9.0
Industrials	6.5
Communication Services	4.5
Materials	3.5
Investment Companies	.5
100.6

† Based on net assets.

See notes to financial statements.

Affiliated Issuers
Description	Value ($) 10/31/2022	Purchases ($)†	Sales ($)	Value ($) 4/30/2023	Dividends/ Distributions ($)
Registered Investment Companies - .5%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares - .5%	962,357	8,807,509	(9,084,313)	685,553	21,067

† Includes reinvested dividends/distributions.

See notes to financial statements.

8

STATEMENT OF ASSETS AND LIABILITIES
April 30, 2023 (Unaudited)

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $5,281,807)—Note 1(c):
Unaffiliated issuers	46,971,978	129,919,690
Affiliated issuers	685,553	685,553
Cash		13,325
Dividends, interest and securities lending income receivable		106,324
Tax reclaim receivable—Note 1(b)		45,082
Receivable for shares of Common Stock subscribed		8,433
		130,778,407
Liabilities ($):
Due to BNY Mellon Investment Adviser, Inc. and affiliates—Note 3(c)		121,033
Payable for shares of Common Stock redeemed		770,981
Directors’ fees and expenses payable		3,006
		895,020
Net Assets ($)		129,883,387
Composition of Net Assets ($):
Paid-in capital		42,141,866
Total distributable earnings (loss)		87,741,521
Net Assets ($)		129,883,387

Net Asset Value Per Share	Class A	Class C	Class I
Net Assets ($)	98,341,665	3,671,660	27,870,062
Shares Outstanding	2,697,850	111,790	760,088
Net Asset Value Per Share ($)	36.45	32.84	36.67

See notes to financial statements.

9

STATEMENT OF OPERATIONS
Six Months Ended April 30, 2023 (Unaudited)

Investment Income ($):
Income:
Cash dividends (net of $21,267 foreign taxes withheld at source):
Unaffiliated issuers	1,022,885
Affiliated issuers	21,067
Interest	3,721
Income from securities lending—Note 1(c)	2,861
Total Income	1,050,534
Expenses:
Management fee—Note 3(a)	596,014
Distribution/Service Plan fees—Note 3(b)	139,465
Directors’ fees—Note 3(a,c)	7,872
Loan commitment fees—Note 2	288
Total Expenses	743,639
Less—Directors’ fees reimbursed by BNY Mellon Investment Adviser, Inc.—Note 3(a)	(7,872)
Net Expenses	735,767
Net Investment Income	314,767
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	4,496,828
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	9,654,741
Net Realized and Unrealized Gain (Loss) on Investments	14,151,569
Net Increase in Net Assets Resulting from Operations	14,466,336

See notes to financial statements.

10

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended April 30, 2023 (Unaudited)	Year Ended October 31, 2022
Operations ($):
Net investment income	314,767	312,785
Net realized gain (loss) on investments	4,496,828	8,968,500
Net change in unrealized appreciation (depreciation) on investments	9,654,741	(37,902,583)
Net Increase (Decrease) in Net Assets Resulting from Operations	14,466,336	(28,621,298)
Distributions ($):
Distributions to shareholders:
Class A	(7,185,742)	(4,992,632)
Class C	(312,716)	(251,713)
Class I	(1,711,918)	(1,022,214)
Total Distributions	(9,210,376)	(6,266,559)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A	1,096,370	5,502,533
Class C	19,358	538,206
Class I	8,334,261	5,261,223
Distributions reinvested:
Class A	6,203,124	4,283,126
Class C	312,716	251,278
Class I	1,648,587	958,458
Cost of shares redeemed:
Class A	(11,134,228)	(12,274,272)
Class C	(833,188)	(1,402,465)
Class I	(4,782,612)	(4,633,249)
Increase (Decrease) in Net Assets from Capital Stock Transactions	864,388	(1,515,162)
Total Increase (Decrease) in Net Assets	6,120,348	(36,403,019)
Net Assets ($):
Beginning of Period	123,763,039	160,166,058
End of Period	129,883,387	123,763,039

11

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Six Months Ended April 30, 2023 (Unaudited)	Year Ended October 31, 2022
Capital Share Transactions (Shares):
Class Aa,b
Shares sold	32,161	133,759
Shares issued for distributions reinvested	183,730	98,546
Shares redeemed	(320,898)	(317,981)
Net Increase (Decrease) in Shares Outstanding	(105,007)	(85,676)
Class Cb
Shares sold	618	13,948
Shares issued for distributions reinvested	10,249	6,304
Shares redeemed	(26,358)	(38,809)
Net Increase (Decrease) in Shares Outstanding	(15,491)	(18,557)
Class Ia
Shares sold	236,882	134,174
Shares issued for distributions reinvested	48,597	22,018
Shares redeemed	(135,982)	(120,994)
Net Increase (Decrease) in Shares Outstanding	149,497	35,198

[a]

During the period ended April 30, 2023, 310 Class A shares representing $11,219 were exchanged for 308 Class I shares and during the period ended October 31, 2022, 13,971 Class A shares representing $510,580 were exchanged for 13,891 Class I shares.

[b]

During the period ended April 30, 2023, 246 Class C shares representing $7,903 were automatically converted to 222 Class A shares and during the period ended October 31, 2022, 2,862 Class C shares representing $113,080 were automatically converted to 2,625 Class A shares.

See notes to financial statements.

12

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. These figures have been derived from the fund’s financial statements.

Six Months Ended
Class A Shares	April 30, 2023	Year Ended October 31,
(Unaudited)		2022	2021	2020	2019	2018
Per Share Data ($):
Net asset value, beginning of period	35.03	44.49	33.79	30.45	29.35	29.44
Investment Operations:
Net investment income[a]	.08	.08	.05	.18	.26	.24
Net realized and unrealized gain (loss) on investments	3.94	(7.80)	12.99	4.72	3.85	1.25
Total from Investment Operations	4.02	(7.72)	13.04	4.90	4.11	1.49
Distributions:
Dividends from net investment income	(.06)	(.02)	(.06)	(.22)	(.30)	(.23)
Dividends from net realized gain on investments	(2.54)	(1.72)	(2.28)	(1.34)	(2.71)	(1.35)
Total Distributions	(2.60)	(1.74)	(2.34)	(1.56)	(3.01)	(1.58)
Net asset value, end of period	36.45	35.03	44.49	33.79	30.45	29.35
Total Return (%)[b]	12.05[c]	(18.09)	40.40	16.73	15.88	5.19
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.21[d]	1.21	1.21	1.21	1.21	1.26
Ratio of net expenses to average net assets	1.20[d]	1.20	1.20	1.20	1.20	1.25
Ratio of net investment income to average net assets	.47[d]	.21	.12	.56	.92	.82
Portfolio Turnover Rate	1.19[c]	7.55	4.27	9.68	2.69	5.63
Net Assets, end of period ($ x 1,000)	98,342	98,196	128,512	90,470	82,846	77,180

a Based on average shares outstanding.

b Exclusive of sales charge.

c Not annualized.

d Annualized.

See notes to financial statements.

13

FINANCIAL HIGHLIGHTS (continued)

Six Months Ended
Class C Shares	April 30, 2023	Year Ended October 31,
(Unaudited)		2022	2021	2020	2019	2018
Per Share Data ($):
Net asset value, beginning of period	31.86	40.89	31.39	28.42	27.59	27.77
Investment Operations:
Net investment income (loss)[a]	(.04)	(.20)	(.19)	(.05)	.05	.02
Net realized and unrealized gain (loss) on investments	3.56	(7.11)	11.97	4.39	3.58	1.18
Total from Investment Operations	3.52	(7.31)	11.78	4.34	3.63	1.20
Distributions:
Dividends from net investment income	-	-	-	(.03)	(.09)	(.03)
Dividends from net realized gain on investments	(2.54)	(1.72)	(2.28)	(1.34)	(2.71)	(1.35)
Total Distributions	(2.54)	(1.72)	(2.28)	(1.37)	(2.80)	(1.38)
Net asset value, end of period	32.84	31.86	40.89	31.39	28.42	27.59
Total Return (%)[b]	11.66[c]	(18.70)	39.37	15.83	15.01	4.41
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.96[d]	1.96	1.96	1.96	1.96	2.01
Ratio of net expenses to average net assets	1.95[d]	1.95	1.95	1.95	1.95	2.00
Ratio of net investment income (loss) to average net assets	(.27)[d]	(.56)	(.55)	(.17)	.18	.06
Portfolio Turnover Rate	1.19[c]	7.55	4.27	9.68	2.69	5.63
Net Assets, end of period ($ x 1,000)	3,672	4,056	5,963	11,043	12,001	13,123

a Based on average shares outstanding.

b Exclusive of sales charge.

c Not annualized.

d Annualized.

See notes to financial statements.

14

Six Months Ended
Class I Shares	April 30, 2023	Year Ended October 31,
(Unaudited)		2022	2021	2020	2019	2018
Per Share Data ($):
Net asset value, beginning of period	35.23	44.65	33.90	30.55	29.43	29.50
Investment Operations:
Net investment income[a]	.13	.18	.14	.26	.33	.33
Net realized and unrealized gain (loss) on investments	3.96	(7.84)	13.04	4.73	3.87	1.26
Total from Investment Operations	4.09	(7.66)	13.18	4.99	4.20	1.59
Distributions:
Dividends from net investment income	(.11)	(.04)	(.15)	(.30)	(.37)	(.31)
Dividends from net realized gain on investments	(2.54)	(1.72)	(2.28)	(1.34)	(2.71)	(1.35)
Total Distributions	(2.65)	(1.76)	(2.43)	(1.64)	(3.08)	(1.66)
Net asset value, end of period	36.67	35.23	44.65	33.90	30.55	29.43
Total Return (%)	12.23[b]	(17.90)	40.76	17.00	16.21	5.51
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.96[c]	.96	.96	.96	.96	1.01
Ratio of net expenses to average net assets	.95[c]	.95	.95	.95	.95	1.00
Ratio of net investment income to average net assets	.73[c]	.46	.36	.81	1.18	1.11
Portfolio Turnover Rate	1.19[b]	7.55	4.27	9.68	2.69	5.63
Net Assets, end of period ($ x 1,000)	27,870	21,512	25,691	16,013	13,931	15,026

a Based on average shares outstanding.

b Not annualized.

c Annualized.

See notes to financial statements.

15

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

BNY Mellon Tax Managed Growth Fund (the “fund”) is a separate diversified series of BNY Mellon Investment Funds IV, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering four series, including the fund. The fund’s investment objective is to seek long-term capital appreciation consistent with minimizing realized capital gains. BNY Mellon Investment Adviser, Inc. (the “Adviser”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

Prior to February 27, 2023, Fayez Sarofim & Co. served as the sub-adviser to the fund pursuant to a sub-investment advisory agreement between the Adviser and Fayez Sarofim & Co. (the “Prior Sub-Investment Advisory Agreement”). Effective February 27, 2023, the Company’s Board of Directors (the “Board”) approved an amended sub-investment advisory agreement (the “Amended Sub-Investment Advisory Agreement”), which reflected a change in Fayez Sarofim & Co.’s corporate form, from a Texas corporation to a Delaware limited liability company, and a new name, Fayez Sarofim & Co., LLC (the “Sub-Adviser”). The sub-advisory fee payable by the Adviser to the Sub-Adviser under the Amended Sub-Investment Advisory Agreement is the same as the sub-advisory fee under the Prior Sub-Investment Advisory Agreement. The fund’s investment strategy and management policies did not change in connection with the implementation of the Amended Sub-Investment Advisory Agreement. The Adviser continues to serve as the fund’s investment adviser.

BNY Mellon Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Adviser, is the distributor of the fund’s shares. The fund is authorized to issue 600 million shares of $.001 par value Common Stock. The fund currently has authorized three classes of shares: Class A (300 million shares authorized), Class C (100 million shares authorized) and Class I (200 million shares authorized). Class A and Class C shares are sold primarily to retail investors through financial intermediaries and bear Distribution fees and/or Service Plan fees. Class A shares generally are subject to a sales charge imposed at the time of purchase. Class A shares bought without an initial sales charge as part of an investment of $1 million or more may be charged a contingent deferred sales charge (“CDSC”) of 1.00% if redeemed within one year. Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase. Class C

16

shares automatically convert to Class A shares eight years after the date of purchase, without the imposition of a sales charge. Class I shares are sold primarily to bank trust departments and other financial service providers (including BNY Mellon and its affiliates), acting on behalf of customers having a qualified trust or an investment account or relationship at such institution, and bear no Distribution or Service Plan fees. Class I shares are offered without a front-end sales charge or CDSC. Other differences between the classes include the services offered to and the expenses borne by each class, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

17

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

The Board has designated the Adviser as the fund’s valuation designee to make all fair value determinations with respect to the fund’s portfolio investments, subject to the Board’s oversight and pursuant to Rule 2a-5 under the Act.

Investments in equity securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. These securities are generally categorized within Level 2 of the fair value hierarchy.

18

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

The following is a summary of the inputs used as of April 30, 2023 in valuing the fund’s investments:

	Level 1-Unadjusted Quoted Prices	Level 2- Other Significant Observable Inputs	Level 3-Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:†
Equity Securities - Common Stocks	129,919,690	-	-	129,919,690
Investment Companies	685,553	-	-	685,553

† See Statement of Investments for additional detailed categorizations, if any.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes

19

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on foreign currency transactions are also included with net realized and unrealized gain or loss on investments.

Foreign taxes: The fund may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, realized and unrealized capital gains on investments or certain foreign currency transactions. Foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the fund invests. These foreign taxes, if any, are paid by the fund and are reflected in the Statement of Operations, if applicable. Foreign taxes payable or deferred or those subject to reclaims as of April 30, 2023, if any, are disclosed in the fund’s Statement of Assets and Liabilities.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with BNY Mellon, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Adviser, or U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, BNY Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned

20

securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis. During the period ended April 30, 2023, BNY Mellon earned $390 from the lending of the fund’s portfolio securities, pursuant to the securities lending agreement.

(d) Affiliated issuers: Investments in other investment companies advised by the Adviser are considered “affiliated” under the Act.

(e) Market Risk: The value of the securities in which the fund invests may be affected by political, regulatory, economic and social developments, and developments that impact specific economic sectors, industries or segments of the market. The value of a security may also decline due to general market conditions that are not specifically related to a particular company or industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, changes to inflation, adverse changes to credit markets or adverse investor sentiment generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed-income markets may negatively affect many issuers, which could adversely affect the fund. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies world-wide. Recent examples include pandemic risks related to COVID-19 and aggressive measures taken world-wide in response by governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines of large populations, and by businesses, including changes to operations and reducing staff.

Foreign Investment Risk: To the extent the fund invests in foreign securities, the fund’s performance will be influenced by political, social and economic factors affecting investments in foreign issuers. Special risks associated with investments in foreign issuers include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political and economic instability and differing auditing and legal standards.

(f) Dividends and distributions to shareholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from net investment income are normally declared and paid quarterly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to

21

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(g) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended April 30, 2023, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended April 30, 2023, the fund did not incur any interest or penalties.

Each tax year in the three-year period ended October 31, 2022 remains subject to examination by the Internal Revenue Service and state taxing authorities.

The tax character of distributions paid to shareholders during the fiscal year ended October 31, 2022 was as follows: ordinary income $85,003 and long-term capital gains $6,181,556. The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2—Bank Lines of Credit:

The fund participates with other long-term open-end funds managed by the Adviser in a $823.5 million unsecured credit facility led by Citibank, N.A. (the “Citibank Credit Facility”) and a $300 million unsecured credit facility provided by BNY Mellon (the “BNYM Credit Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions (each, a “Facility”). The Citibank Credit Facility is available in two tranches: (i) Tranche A is in an amount equal to $688.5 million and is available to all long-term open-ended funds, including the fund, and (ii) Tranche B is an amount equal to $135 million and is available only to BNY Mellon Floating Rate Income Fund, a series of BNY Mellon Investment Funds IV, Inc. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for Tranche A of the Citibank Credit Facility and the BNYM Credit Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective

22

Facility at the time of borrowing. During the period ended April 30, 2023, the fund did not borrow under the Facilities.

NOTE 3—Management Fee, Sub-Advisory Fee and Other Transactions with Affiliates:

(a) Pursuant to an investment management agreement with the Adviser, the Adviser provides or arranges for one or more third parties and/or affiliates to provide management, administrative, custody, fund accounting and transfer agency services to the fund. The Adviser also directs the investments of the fund in accordance with its investment objective, policies and limitations. For these services, the fund is contractually obligated to pay the Adviser a fee, calculated daily and paid monthly, at the annual rate of .95% of the value of the fund’s average daily net assets. The Adviser has agreed in its investment management agreement with the fund to: (1) pay all of the fund’s direct expenses, except management fees, Rule 12b-1 Distribution Plans fees and certain other expenses, including the fees and expenses of the non-interested board members and their counsel, and (2) reduce its fees pursuant to the investment management agreement in an amount equal to the fund’s allocable portion of the fees and expenses of the non-interested board members and their counsel. These provisions in the investment management agreement may not be amended without the approval of the fund’s shareholders. During the period ended April 30, 2023, fees reimbursed by the Adviser amount to $7,872.

Pursuant to a sub-investment advisory agreement between the Adviser and the Sub-Adviser, the Adviser pays the Sub-Adviser a monthly fee at an annual rate of .2175% of the value of the fund’s average daily net assets.

During the period ended April 30, 2023, the Distributor retained $927 from commissions earned on sales of the fund’s Class A shares and $755 from CDSC fees on redemptions of the fund’s Class C shares.

(b) Under the Distribution Plans adopted pursuant to Rule 12b-1 (the “Distribution Plans”) under the Act, Class A shares pay annually up to .25% of the value of its average daily net assets to compensate the Distributor and its affiliates for shareholder servicing activities and expenses primarily intended to result in the sale of Class A shares. The Distributor may compensate Service Agents in respect of distribution-related services with regard to the fund and/or shareholder services to the Service Agents’ clients that hold Class A shares. Class C shares pay the Distributor for distributing its shares at an aggregate annual rate of .75% of the value of the average daily net assets of Class C shares. The Distributor may pay one or more Service Agents for distribution-related services, and determines the amounts, if any, to be paid to Service Agents and the basis

23

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

on which such payments are made. Class C shares are also subject to a service plan adopted pursuant to Rule 12b-1 (the “Service Plan”), under which Class C shares pay the Distributor for providing certain services to the holders of their shares, a fee at an annual rate of .25% of the value of the average daily net assets of Class C shares. Services include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund, and providing services related to the maintenance of shareholder accounts. The Distributor may make payments to certain Service Agents in respect of these services. During the period ended April 30, 2023, Class A and Class C shares were charged $120,612 and $14,140, respectively, pursuant to their Distribution Plans. During the period ended April 30, 2023, Class C shares were charged $4,713 pursuant to the Service Plan.

Under its terms, the Distribution Plans and Service Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of a majority of those Directors who are not “interested persons” of the Company and who have no direct or indirect financial interest in the operation of or in any agreement related to the Distribution Plans or Service Plan.

The fund has an arrangement with The Bank of New York Mellon (the “Custodian”), a subsidiary of BNY Mellon and an affiliate of the Adviser, whereby the fund will receive interest income or be charged overdraft fees when cash balances are maintained. For financial reporting purposes, the fund includes this interest income and overdraft fees, if any, as interest income in the Statement of Operations.

The components of “Due to BNY Mellon Investment Adviser, Inc. and affiliates” in the Statement of Assets and Liabilities consist of: management fee of $100,893, Distribution Plans fees of $22,217 and Service Plan fees of $747, which are offset against an expense reimbursement currently in effect in the amount of $2,824.

(c) Each board member also serves as a board member of other funds in the BNY Mellon Family of Funds complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended April 30, 2023, amounted to $1,494,692 and $8,600,784, respectively.

24

At April 30, 2023, accumulated net unrealized appreciation on investments was $82,947,712, consisting of $83,073,383 gross unrealized appreciation and $125,671 gross unrealized depreciation.

At April 30, 2023, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

25

INFORMATION ABOUT THE APPROVAL OF THE FUND'S AMENDED SUB-INVESTMENT ADVISORY AGREEMENT AND THE RENEWAL OF THE FUND’S INVESTMENT MANAGEMENT AND SUB-INVESTMENT ADVISORY AGREEMENTS (Unaudited)

At a meeting of the fund’s Board of Directors (the “Board”) held on January 11, 2023 (the “January Meeting”), the Board members, none of whom are “interested persons” as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) of the fund discussed with representatives of the Adviser a pending change in the corporate form of Fayez Sarofim & Co. (“Sarofim & Co.”), the fund’s sub-investment adviser pursuant to the then-current sub-investment advisory agreement (the “Prior Sub-Advisory Agreement”) between the Adviser, on behalf of the fund, and Sarofim & Co., from a Texas corporation to a Delaware limited liability company, with Sarofim & Co. to be named Fayez Sarofim & Co., LLC (“Sarofim LLC” or the “Sub-Adviser”). The Adviser noted that the change in the corporate form of Sarofim & Co. (the “Conversion”) was expected to be effected on or about February 28, 2023 (the “Effective Date”). In order to enable Sarofim & Co. to provide sub-investment advisory services to the fund as Sarofim LLC as of the Effective Date, the Adviser proposed amending the Prior Sub-Advisory Agreement.

At the January Meeting, the Adviser recommended the approval of an amended sub-investment advisory agreement (the “Amended Sub-Advisory Agreement”) between the Adviser, on behalf of the fund, and Sarofim LLC, pursuant to which the Sub-Adviser would continue to serve as sub-investment adviser to the fund based on the following considerations, among others: (i) there would be no reduction in the nature or level of services provided to the fund by the Sub-Adviser; (ii) the fund’s portfolio managers who are responsible for the day-to-day management of the fund’s investments would continue to manage the fund’s investments following the Effective Date; (iii) the terms of the Amended Sub-Advisory Agreement were substantially similar in material respects to the Prior Sub-Advisory Agreement; and (iv) there would be no increase in the sub-investment advisory fee payable to the Sub-Adviser and, as is the case under the Prior Sub-Advisory Agreement, the Adviser (and not the fund) would pay the Sub-Adviser for its sub-investment advisory services. The Board also considered the fact that the Adviser stated that there are no material changes to the information the Board had previously considered at the fund’s most recent meeting regarding consideration of the Prior Sub-Advisory Agreement (the “15(c) Meeting”), other than the information about the Conversion.

At the January Meeting, the Board, including a majority of the Board members who are not “interested persons” (as that term is defined in the 1940 Act) of the fund (the “Independent Board Members”), considered and approved the Amended Sub-Advisory Agreement. In voting to approve the Amended Sub-Advisory Agreement, the Board considered: (i) whether the approval of the agreement would be in the best interests of the fund and its shareholders, an evaluation based on several factors including those discussed below; and (ii) an opinion of counsel to be presented to the Board prior to the Effective Date that the Conversion would not result in an “assignment” of the Prior

26

Sub-Advisory Agreement under the 1940 Act and the Investment Advisers Act of 1940, as amended, and, therefore, that the Amended Sub-Advisory Agreement did not require the approval of fund shareholders. At the January Meeting, the Independent Board Members were represented by legal counsel that is independent of the Adviser and the Sub-Adviser in connection with their consideration of approval of the Amended Sub-Advisory Agreement. Based on their discussions and considerations, including those described below, the Board, including the Independent Board Members, approved the Amended Sub-Advisory Agreement at the January Meeting.

Nature, Extent and Quality of Services to be Provided under the Amended Sub-Advisory Agreement. At the 15(c) Meeting, the Board received and considered information regarding the nature, extent and quality of services provided to the fund by the Sub-Adviser under the Prior Sub-Advisory Agreement. The Board noted information received at regular meetings throughout the year related to the services rendered by the Sub-Adviser to the fund, including the scope and quality of the investment management and other capabilities of the Sub-Adviser. Based on such considerations, the Board concluded that the nature, extent and quality of the services provided by the Sub-Adviser were adequate and appropriate.

At the January Meeting, the Board received and considered information regarding the fact that the nature, extent and quality of services to be provided to the fund by the Sub-Adviser under the Amended Sub-Advisory Agreement would not change as a result of the Conversion. The Board members discussed with management the portfolio management strategies of the fund’s portfolio managers and noted that there were currently no long-term or short-term plans to make changes to the management or investment policies, strategies or objective of the fund as a result of the Conversion. The Board members considered the specific responsibilities in all aspects of the day-to-day management of the fund by the Sub-Adviser, and the fact that the persons responsible for portfolio management would remain the same. The Board also considered that the division of responsibilities between the Adviser and the Sub-Adviser would remain the same as it was under the Prior Sub-Advisory Agreement. The Board members also considered the financial resources available to the Sub-Adviser. At the January Meeting, the fund’s Chief Compliance Officer reported that there would be no changes to the Sub-Adviser’s compliance program or compliance team, as a result of the Conversion.

The Board concluded that the fund will continue to benefit from the quality and experience of the Sub-Adviser’s investment professionals that will continue to provide services to the fund. Based on its consideration and review of the foregoing information, the Board concluded that it was satisfied with the nature, extent and quality of the sub-investment advisory services expected to be provided by the Sub-Adviser pursuant to the Amended Sub-Advisory Agreement.

Fund Investment Performance. The Board members considered the investment performance of the Sub-Adviser in managing the fund’s portfolio as a factor in evaluating the Amended Sub-Advisory Agreement. At the 15(c) Meeting, the Board received and reviewed reports prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, based on classifications provided by

27

INFORMATION ABOUT THE APPROVAL OF THE FUND'S AMENDED SUB-INVESTMENT ADVISORY AGREEMENT AND THE RENEWAL OF THE FUND’S INVESTMENT MANAGEMENT AND SUB-INVESTMENT ADVISORY AGREEMENTS (Unaudited) (continued)

Thomson Reuters Lipper (“Lipper”), which included information comparing the performance of the fund’s Class I shares with the performance of a group of funds selected by Broadridge as comparable to the fund (the “Performance Group”) and with a broader group of funds (the “Performance Universe”), all for various periods. It was noted that, while the Board has found the Broadridge data generally useful, the Board members recognized the limitations of such data, including that the data may vary depending on the end date selected and that the results of the performance comparisons may vary depending on the selection of the peer group and its composition over time. The Adviser also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index. The Board concluded that it was generally satisfied with the fund’s overall performance.

At the January Meeting, the Board reviewed updated reports prepared by Broadridge which included information comparing the fund’s performance with its Performance Group and Performance Universe, all for various periods ended November 30, 2022. The Board discussed with representatives of the Adviser the results of the comparisons and considered the fund’s performance in light of overall financial market conditions. Where the fund’s total return performance was below the median during one or more specified periods, the Board noted the explanations from the Adviser concerning the fund’s relative performance versus the Performance Group or Performance Universe for such periods. Based on its review, the Board concluded that it continued to be generally satisfied with the fund’s historical performance under the Sub-Adviser’s management.

At the January Meeting, the Board members discussed with representatives of the Adviser that the investment strategies employed by the Sub-Adviser in the management of the fund’s assets are expected to remain the same under the Amended Sub-Advisory Agreement. The Board also considered the fact that the persons responsible for portfolio management of the fund at the Sub-Adviser would remain the same. Based on its consideration and review of the foregoing, the Board concluded that these factors supported a decision to approve the Amended Sub-Advisory Agreement.

Sub-Advisory Fee and Expense Ratio. At the 15(c) Meeting, the Board reviewed and considered the contractual management fee payable by the fund to the Adviser pursuant to the Investment Management Agreement and the contractual sub-investment advisory fee payable by the Adviser to the Sub-Adviser pursuant to the Prior Sub-Advisory Agreement, and the sub-investment advisory services provided by the Sub-Adviser. The Board considered the fee paid to the Sub-Adviser in relation to the fee paid to the Adviser by the fund and the respective services provided by the Sub-Adviser and the Adviser. The Board also reviewed reports prepared by Broadridge which included information comparing the fund’s actual and contractual management fees and total expenses with those of the same group of funds in the Performance Group (the “Expense Group”) and with a broader group of funds (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Broadridge as of the date of its analysis. The Board also reviewed the range of actual and

28

contractual advisory fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons. The Board concluded that the fees paid to the Sub-Adviser were appropriate under the circumstances and in light of the factors and the totality of the services provided.

At the January Meeting, the Board considered the proposed fee payable under the Amended Sub-Advisory Agreement, noting that the proposed fee would be the same as that payable under the Prior Sub-Advisory Agreement for the fund and that the proposed fee would continue to be paid by the Adviser and, thus, would not impact the fees paid by the fund. At the January Meeting, the Board reviewed updated reports prepared by Broadridge which included information comparing the fund’s actual and contractual management fees and total expenses with those of its Expense Group and Expense Universe, the information for which was derived in part from fund financial statements available to Broadridge as of the date of its analysis. The Board also reviewed the range of actual and contractual advisory fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons.

The Board determined that the advisory fees and other expenses were reasonable in light of the nature, extent and quality of the services to be provided to the funds under the Amended Sub-Advisory Agreement. The Board concluded that the fee payable to the Sub-Adviser under the Amended Sub-Advisory Agreement continued to be appropriate under the circumstances and in light of the factors and the totality of the services expected to be provided.

Profitability. At the 15(c) Meeting, the Board received and considered a profitability analysis of the Adviser and its affiliates in providing services to the fund, noting at the time that an analysis of profitability was more appropriate in the context of the Board’s consideration of the Investment Management Agreement. The Adviser representatives reviewed the expenses allocated and profit received by the Adviser and its affiliates and the resulting profitability percentage for managing the fund and the aggregate profitability percentage to the Adviser and its affiliates for managing the funds in the BNY Mellon fund complex, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not excessive, given the services rendered and service levels provided by the Adviser and its affiliates.

At the January Meeting, the Board noted that the fee payable to the Sub-Adviser under the Prior Sub-Advisory Agreement was the same as that payable under the Amended Sub-Advisory Agreement, and, thus, no material impact to profitability with respect to the fund was expected as a result of the Conversion. Therefore, the Board determined that profitability of the Adviser and its affiliates should not be excessive in light of the nature, extent and quality of the services to be provided to the fund under the Amended Sub-Advisory Agreement. Since the Adviser, and not the fund, pays the Sub-Adviser pursuant to the Sub-Investment Advisory Agreement, at the January Meeting the Board did not consider the Sub-Adviser’s profitability to be relevant to its deliberations.

Economies of Scale. At the 15(c) Meeting, the Board discussed any economies of scale or other efficiencies that may result from increases in the fund’s assets. The Board noted

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INFORMATION ABOUT THE APPROVAL OF THE FUND'S AMENDED SUB-INVESTMENT ADVISORY AGREEMENT AND THE RENEWAL OF THE FUND’S INVESTMENT MANAGEMENT AND SUB-INVESTMENT ADVISORY AGREEMENTS (Unaudited) (continued)

that there are various ways to share potential economies of scale with fund shareholders and that it appeared that the benefits of any economies of scale would be appropriately shared with shareholders.

At the January Meeting, the Board noted that no material impact to the analysis of economies of scale was expected as a result of the Conversion and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

Other Benefits to the Sub-Adviser. At the 15(c) Meeting, the Board considered potential benefits to the Adviser and the Sub-Adviser from acting as investment adviser and sub-investment adviser, respectively, and took into consideration the soft dollar arrangements in effect for trading the fund’s investments. The Board noted that the Sub-Adviser is required to select brokers who met the funds’ requirements for seeking best execution, and that the Adviser monitors and evaluates the Sub-Adviser’s trade execution with respect to fund brokerage transactions on a quarterly basis and provides reports to the Board on these matters. In light of the costs of providing investment management and other services to the fund and the Sub-Adviser’s commitment to the fund, any other ancillary benefits that the Sub-Adviser received were considered reasonable. At the January Meeting, the Board determined that any such ancillary benefits continued to be reasonable.

After full consideration of the factors discussed above, with no single factor identified as being of paramount importance, the Board, including a majority of the Independent Board Members, approved the Amended Sub-Advisory Agreement effective as of the Effective Date.

************

At a meeting of the fund’s Board held on March 6-7, 2023, the Board considered the renewal of the fund’s Investment Management Agreement, pursuant to which the Adviser provides the fund with investment advisory and administrative services, and the Sub-Investment Advisory Agreement (together with the Investment Management Agreement, the “Agreements”), pursuant to which the Sub-Adviser provides day-to-day management of the fund’s investments. The Board members, all of whom are Independent Board Members, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Adviser and the Sub-Adviser. In considering the renewal of the Agreements, the Board considered several factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund. The Board considered information provided to it at the meeting and in previous presentations from representatives of the Adviser regarding the nature, extent, and quality of the services provided to funds in the BNY Mellon fund complex, including the fund. The Adviser provided the number of open accounts in the fund, the fund’s asset size and the

30

allocation of fund assets among distribution channels. The Adviser also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the BNY Mellon fund complex (such as retail direct or intermediary, in which intermediaries typically are paid by the fund and/or the Adviser) and the Adviser’s corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each intermediary or distribution channel, as applicable to the fund.

The Board also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that the Adviser also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board also considered the Adviser’s extensive administrative, accounting and compliance infrastructures, as well as the Adviser’s supervisory activities over the Sub-Adviser. The Board also considered portfolio management’s brokerage policies and practices (including policies and practices regarding soft dollars) and the standards applied in seeking best execution.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board reviewed reports prepared by Broadridge, which included information comparing (1) the performance of the fund’s Class I shares with the performance of a group of tax-managed institutional large-cap core funds selected by Broadridge as comparable to the fund (the “Performance Group”) and with a broader group of funds consisting of all retail and institutional large-cap core funds (the “Performance Universe”), all for various periods ended December 31, 2022, and (2) the fund’s actual and contractual management fees and total expenses with those of the same group of funds in the Performance Group (the “Expense Group”) and with a broader group of all tax-managed institutional large-cap core funds (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Broadridge as of the date of its analysis. The Adviser previously had furnished the Board with a description of the methodology Broadridge used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

Performance Comparisons. Representatives of the Adviser stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations and policies that may be applicable to the fund and comparison funds and the end date selected. The Board also considered the fund’s performance in light of overall financial market conditions. The Board discussed with representatives of the Adviser and the Sub-Adviser the results of the comparisons and considered that the fund’s total return performance was above the Performance Group and the Performance Universe medians for all periods, except for the ten-year period when the fund’s total return performance was below the Performance Group and the Performance Universe medians. It was noted that there were only three other funds in the Performance Group. The Adviser also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index. The Board noted that the fund had a five star rating for the three-year period, a four star rating for the five-

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INFORMATION ABOUT THE APPROVAL OF THE FUND'S AMENDED SUB-INVESTMENT ADVISORY AGREEMENT AND THE RENEWAL OF THE FUND’S INVESTMENT MANAGEMENT AND SUB-INVESTMENT ADVISORY AGREEMENTS (Unaudited) (continued)

year period and a four star overall rating from Morningstar based on Morningstar’s risk-adjusted return measures.

Management Fee and Expense Ratio Comparisons. The Board reviewed and considered the contractual management fee rate payable by the fund to the Adviser in light of the nature, extent and quality of the management services and the sub-advisory services provided by the Adviser and the Sub-Adviser, respectively. In addition, the Board reviewed and considered the actual management fee rate paid by the fund over the fund’s last fiscal year. The Board also reviewed the range of actual and contractual management fees and total expenses as a percentage of average net assets of the Expense Group and Expense Universe funds and discussed the results of the comparisons.

The Board noted that the Adviser pays all fund expenses, other than the actual management fee and certain other expenses. Because of the fund’s “unitary fee” structure, the Board recognized that the fund’s fees and expenses will vary within a much smaller range and the Adviser will bear the risk that fund expenses may increase over time. On the other hand, the Board noted that it is possible that the Adviser could earn a profit on the fees charged under the Investment Management Agreement and would benefit from any price decreases in third-party services covered by the Investment Management Agreement. Taking into account the fund’s “unitary” fee structure, the Board considered that the fund’s contractual management fee was higher than the Expense Group median contractual management fee, the fund’s actual management fee was higher than the Expense Group median and Expense Universe median actual management fees, and the fund’s total expenses were higher than the Expense Group median and the Expense Universe median total expenses.

Representatives of the Adviser reviewed with the Board the management or investment advisory fees (1) paid by funds advised by the Adviser that are in the same Lipper category as the fund and (2) paid to the Adviser or the Sub-Adviser or its affiliates for advising any separate accounts and/or other types of client portfolios that are considered to have similar investment strategies and policies as the fund (the “Similar Clients”), and explained the nature of the Similar Clients. They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors, noting the fund’s “unitary” fee structure. The Board considered the relevance of the fee information provided for the Similar Clients to evaluate the appropriateness of the fund’s management fee.

The Board considered the fee payable to the Sub-Adviser in relation to the fee payable to the Adviser by the fund and the respective services provided by the Sub-Adviser and the Adviser. The Board also took into consideration that the Sub-Adviser’s fee is paid by the Adviser, out of its fee from the fund, and not the fund.

Analysis of Profitability and Economies of Scale. Representatives of the Adviser reviewed the expenses allocated and profit received by the Adviser and its affiliates and the resulting profitability percentage for managing the fund and the aggregate

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profitability percentage to the Adviser and its affiliates for managing the funds in the BNY Mellon fund complex, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not excessive, given the services rendered and service levels provided by the Adviser and its affiliates. The Board also had been provided with information prepared by an independent consulting firm regarding the Adviser’s approach to allocating costs to, and determining the profitability of, individual funds and the entire BNY Mellon fund complex. The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

The Board considered, on the advice of its counsel, the profitability analysis (1) as part of its evaluation of whether the fees under the Agreements, considered in relation to the mix of services provided by the Adviser and the Sub-Adviser, including the nature, extent and quality of such services, supported the renewal of the Agreements and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Since the Adviser, and not the fund, pays the Sub-Adviser pursuant to the Sub-Investment Advisory Agreement, the Board did not consider the Sub-Adviser’s profitability to be relevant to its deliberations. Representatives of the Adviser stated that a discussion of economies of scale is predicated on a fund having achieved a substantial size with increasing assets and that, if a fund’s assets had been stable or decreasing, the possibility that the Adviser may have realized any economies of scale would be less. Representatives of the Adviser also stated that, as a result of shared and allocated costs among funds in the BNY Mellon fund complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the fund’s asset level. The Board also considered potential benefits to the Adviser and the Sub-Adviser from acting as investment adviser and sub-investment adviser, respectively, and took into consideration the soft dollar arrangements in effect for trading the fund’s investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreements. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

• The Board concluded that the nature, extent and quality of the services provided by the Adviser and the Sub-Adviser are adequate and appropriate.

• The Board was satisfied with the fund’s relative performance.

• The Board concluded that the fees paid to the Adviser and the Sub-Adviser continued to be appropriate under the circumstances and in light of the factors and the totality of the services provided as discussed above.

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INFORMATION ABOUT THE APPROVAL OF THE FUND'S AMENDED SUB-INVESTMENT ADVISORY AGREEMENT AND THE RENEWAL OF THE FUND’S INVESTMENT MANAGEMENT AND SUB-INVESTMENT ADVISORY AGREEMENTS (Unaudited) (continued)

• The Board determined that the economies of scale which may accrue to the Adviser and its affiliates in connection with the management of the fund had been adequately considered by the Adviser in connection with the fee rate charged to the fund pursuant to the Investment Management Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

In evaluating the Agreements, the Board considered these conclusions and determinations and also relied on its previous knowledge, gained through meetings and other interactions with the Adviser and its affiliates and the Sub-Adviser, of the Adviser and the Sub-Adviser and the services provided to the fund by the Adviser and the Sub-Adviser. The Board also relied on information received on a routine and regular basis throughout the year relating to the operations of the fund and the investment management and other services provided under the Agreements, including information on the investment performance of the fund in comparison to similar mutual funds and benchmark performance indices; general market outlook as applicable to the fund; and compliance reports. In addition, the Board’s consideration of the contractual fee arrangements for the fund had the benefit of a number of years of reviews of the Agreements for the fund, or substantially similar agreements for other BNY Mellon funds that the Board oversees, during which lengthy discussions took place between the Board and representatives of the Adviser. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on its consideration of the fund’s arrangements, or substantially similar arrangements for other BNY Mellon funds that the Board oversees, in prior years. The Board determined to renew the Agreements.

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LIQUIDITY RISK MANAGEMENT PROGRAM (Unaudited)

The fund adopted a liquidity risk management program (the “Liquidity Risk Management Program”) pursuant to the requirements of Rule 22e-4 under the Investment Company Act of 1940, as amended. Rule 22e-4 requires registered open-end funds, including mutual funds and exchange-traded funds but not money market funds, to establish liquidity risk management programs in order to effectively manage fund liquidity and shareholder redemptions. The rule is designed to mitigate the risk that a fund could not meet redemption requests without significantly diluting the interests of remaining investors.

The rule requires the fund to assess, manage and review their liquidity risk at least annually considering applicable factors such as investment strategy and liquidity during normal and foreseeable stressed conditions, including whether the strategy is appropriate for an open-end fund and whether the fund has a relatively concentrated portfolio or large positions in particular issuers. The fund must also assess its use of borrowings and derivatives, short-term and long-term cash flow projections in normal and stressed conditions, holdings of cash and cash equivalents, and borrowing arrangements and other funding sources.

The rule also requires the fund to classify its investments as highly liquid, moderately liquid, less liquid or illiquid based on the number of days the fund expects it would take to liquidate the investment, and to review these classifications at least monthly or more often under certain conditions. The periods range from three or fewer business days for a highly liquid investment to greater than seven calendar days for settlement of a less liquid investment. Illiquid investments are those a fund does not expect to be able to sell or dispose of within seven calendar days without significantly changing the market value. The fund is prohibited from acquiring an investment if, after the acquisition, its holdings of illiquid assets will exceed 15% of its net assets. In addition, if a fund permits redemptions in-kind, the rule requires the fund to establish redemption in-kind policies and procedures governing how and when it will engage in such redemptions.

Pursuant to the rule’s requirements, the Liquidity Risk Management Program has been reviewed and approved by the Board. Furthermore, the Board has received a written report prepared by the Program’s Administrator that addresses the operation of the Program, assesses its adequacy and effectiveness and describes any material changes made to the Program.

Assessment of Program

In the opinion of the Program Administrator, the Program approved by the Board continues to be adequate for the fund and the Program has been implemented effectively. The Program Administrator has monitored the fund’s liquidity risk and the liquidity classification of the securities held by the fund and has determined that the Program is operating effectively.

During the period from January 1, 2022 to December 31, 2022, there were no material changes to the Program and no material liquidity events that impacted the fund. During the period, the fund held sufficient highly liquid assets to meet fund redemptions.

Under normal expected foreseeable fund redemption forecasts and foreseeable stressed fund redemption forecasts, the Program Administrator believes that the fund maintains sufficient highly liquid assets to meet expected fund redemptions.

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For More Information

BNY Mellon Tax Managed Growth Fund

240 Greenwich Street
New York, NY 10286

Adviser

BNY Mellon Investment Adviser, Inc.
240 Greenwich Street
New York, NY 10286

Sub-Adviser

Fayez Sarofim & Co., LLC
Two Houston Center
Suite 2907
909 Fannin Street
Houston, TX 77010

Custodian

The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

BNY Mellon Transfer, Inc.
240 Greenwich Street
New York, NY 10286

Distributor

BNY Mellon Securities Corporation
240 Greenwich Street
New York, NY 10286

Ticker Symbols:	Class A: DTMGX Class C: DPTAX Class I: DPTRX

Telephone Call your financial representative or 1-800-373-9387

Mail The BNY Mellon Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@bnymellon.com

Internet Information can be viewed online or downloaded at www.im.bnymellon.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT. The fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.im.bnymellon.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-373-9387.

© 2023 BNY Mellon Securities Corporation 0149SA0423

Item 2.	Code of Ethics.

Not applicable.

Item 3.	Audit Committee Financial Expert.

Not applicable.

Item 4.	Principal Accountant Fees and Services.

Not applicable.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Investments.

(a)        Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures applicable to Item 10.

Item 11.	Controls and Procedures.

(a)       The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no changes to the Registrant's internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.	Exhibits.

(a)(1) Not applicable.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not applicable.

(b)       Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

BNY Mellon Investment Funds IV, Inc.

By: /s/ David J. DiPetrillo

        David J. DiPetrillo

        President (Principal Executive Officer)

Date: June 22, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ David J. DiPetrillo

        David J. DiPetrillo

        President (Principal Executive Officer)

Date: June 22, 2023

By: /s/ James Windels

        James Windels

       Treasurer (Principal Financial Officer)

Date: June 21, 2023

EXHIBIT INDEX

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940. (EX-99.CERT)

(b)       Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940. (EX-99.906CERT)